GMO Series Trust
 Filed pursuant to Rule 497(c)
 File Nos. 333-174627 and 811-22564
Prospectus
June 30, 2017

Multi-Asset Class Series Funds
■ Benchmark-Free Allocation Series Fund
Class R4:	—	Class R5:	—
Class R6:	GBMRX	Class PS	—
■ Global Asset Allocation Series Fund
Class R4:	—	Class R5:	—
Class R6:	GATRX	Class PS	—
Absolute Return Series Fund
■ SGM Major Markets Series Fund
Class R4:	—	Class R5:	—
Class R6:	—	Class PS	—
Equity Series Funds
Global Equity Series Funds
■ Global Equity Allocation Series Fund
Class R4:	—	Class R5:	—
Class R6:	GGASX	Class PS	—
■ Quality Series Fund
Class R4:	—	Class R5:	—
Class R6:	—	Class PS	—
International Equity Series Funds
■ International Equity Allocation Series Fund
Class R4:	—	Class R5:	GEAUX
Class R6:	GEARX	Class PS	—
■ International Developed Equity Allocation Series Fund
Class R4:	—	Class R5:	—
Class R6:	GIDRX	Class PS	—
■ Foreign Series Fund
Class R4:	—	Class R5:	—
Class R6:	—	Class PS	—
Equity Series Funds continued
U.S. Equity Series Fund
■ U.S. Equity Allocation Series Fund
Class R4:	—	Class R5:	—
Class R6:	—	Class PS	—
Emerging Markets Equity Series Fund
■ Emerging Countries Series Fund
Class R4:	—	Class R5:	—
Class R6:	GECRX	Class PS	—
Fixed Income Series Funds
■ Core Plus Bond Series Fund
Class R4:	—	Class R5:	—
Class R6:	—	Class PS	—
■ Emerging Country Debt Series Fund
Class R4:	—	Class R5:	—
Class R6:	—	Class PS	GMPSX

Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf  • Boston, Massachusetts 02110
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Other than Class R6 shares of Benchmark-Free Allocation Series Fund and Global Asset Allocation Series Fund, shares of series of GMO Series Trust set forth above (each, a “Fund,” and collectively, the “Funds”) are not available for purchase in Montana, Nebraska, or Oklahoma.
Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is not offering or placing interests in the Funds to or with or otherwise promoting the Funds to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) is in force and effect. GMO, in its discretion, may accept any such investor into a Fund, but only if it is satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. None of the Funds, GMO, their respective affiliates or any natural or legal person acting on their behalf have been registered with, have been approved by or have made a notification to any EEA Member State, European Union or other regulatory, governmental or similar body with respect to the Funds, and no such body has approved, endorsed, reviewed, acquiesced or taken any similar action with respect to any offering, marketing or other promotional materials relating to the Funds.

FUND CODES	inside back cover
ADDITIONAL INFORMATION	back cover
SHAREHOLDER INQUIRIES	back cover
DISTRIBUTOR	back cover
i

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ii

 GMO Benchmark-Free Allocation Series Fund
Investment objective
Positive total return not “relative” return.
Fees and expenses
The tables below describe the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Shareholder fees
	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.20%1
Redemption fee (as a percentage of amount redeemed)	0.00%	0.20%1
Annual Fund operating expenses2
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee3	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fee4	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%5
Other expenses	0.16%	0.16%	0.16%	0.16%
Acquired fund fees and expenses6	0.14%	0.14%	0.14%	0.14%
Total annual fund operating expenses	1.25%	1.10%	1.00%	1.15%
Expense reimbursement7	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	1.24%	1.09%	0.99%	1.14%
1 These amounts are paid to and retained by GMO Benchmark-Free Allocation Fund (“BFAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.
2 The information in this table and in the Example below reflects the expenses of both the Fund and BFAF.
3 The amount reflects the management fee paid by BFAF. The Fund does not charge a management fee, but indirectly bears the management fee paid by BFAF.
4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
5 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
6 These indirect expenses include net expenses borne by BFAF as a result of its investment in underlying funds. These expenses represent approximately 0.01% of net indirect operating expenses, less than 0.01% of interest expense, 0.04% of dividend expenses on short sales, and 0.09% of purchase premium and redemption fees paid by BFAF to the underlying funds.
7 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both BFAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R4	$167	$479	$814	$1,762	$146	$457	$791	$1,734
Class R5	$152	$433	$735	$1,595	$131	$411	$711	$1,566
Class R6	$142	$402	$682	$1,482	$121	$379	$658	$1,453
Class PS	$157	$448	$762	$1,651	$136	$426	$738	$1,622
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate (excluding short-term investments) was 34% of the average value of its portfolio.

 GMO Benchmark-Free Allocation Series Fund
Principal investment strategies
The Fund invests substantially all of its assets in GMO Benchmark-Free Allocation Fund (“BFAF”), a series of GMO Trust not offered in this Prospectus. BFAF invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies are substantially similar to those of BFAF. Except as otherwise indicated, references to the Fund may also refer to BFAF, and references to actions undertaken or investments held by the Fund may also refer to those by BFAF. GMO serves as investment adviser for both the Fund and BFAF.
The Fund seeks annualized returns of 5% (net of fees) above the Consumer Price Index and annualized volatility (standard deviation) of 5-10%, each over a complete market cycle. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
GMO seeks to achieve the Fund’s investment objective by investing in asset classes GMO believes offer the most attractive return and risk opportunities. GMO uses its multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine the Fund’s allocations to various asset classes. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value. GMO changes the Fund’s holdings of underlying asset classes and strategies in response to changes in GMO’s investment outlook and assessment of market valuations. The factors GMO considers and investment methods GMO uses can change over time.
The Fund is structured as a fund of funds and gains its investment exposures primarily by investing in GMO Implementation Fund (“Implementation Fund”). In addition, the Fund may invest in any other GMO Fund (together with Implementation Fund, the “underlying GMO Funds”), whether now existing or created in the future. These underlying GMO Funds may include, among others, GMO Alpha Only Fund, GMO Opportunistic Income Fund, GMO Emerging Country Debt Fund, GMO Special Opportunities Fund, and GMO SGM Major Markets Fund. Implementation Fund is permitted to invest in any asset class. The Fund also may invest directly in securities (including other underlying funds) and derivatives.
The Fund is permitted to invest (directly or through Implementation Fund or other underlying GMO Funds) in any asset class (including, for example, U.S. and non-U.S. equities (including emerging country equities), U.S. and non-U.S. fixed income securities (including emerging country debt securities), real estate, and commodities), sector, country, or region, and at times may have substantial exposure to a single asset class, sector, country, or region. In addition, the Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization, credit quality (including below investment grade securities (commonly referred to as “junk bonds”)), maturity or duration. The Fund may have indirect exposure to derivatives and short sales through its investment in Implementation Fund and the other underlying GMO Funds. GMO’s ability to shift investments within Implementation Fund and between it and the other underlying GMO Funds is not subject to any limits.
Prior to January 1, 2012, BFAF served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cash-like benchmark. Since January 1, 2012, BFAF has been managed as a standalone investment.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents. GMO would not consider such investments to be temporary defensive positions.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
Benchmark-Free Allocation Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Because the Fund invests substantially all of its assets in BFAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through BFAF, which include those outlined in the following brief summary of principal risks. Some of the underlying funds of BFAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying funds may affect the performance of those underlying funds more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in BFAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of BFAF.
•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results (including the annualized volatility and the annualized returns above the Consumer Price Index that the Fund seeks). In addition, the Fund could produce results consistent with annualized volatility over a complete market cycle yet experience shorter periods of significantly

 GMO Benchmark-Free Allocation Series Fund
higher or lower volatility. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
•
Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If an underlying fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. An underlying fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

•
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•
Futures Contracts Risk – The risk of loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A liquid secondary market may not exist for any particular futures contract at any particular time, and the Fund might be unable to effect closing transactions to terminate its exposure to the contract. If the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge. In addition, the Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. contracts.

•
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure. Below investment grade investments have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than is the case with issuers of investment grade investments.

•
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

 GMO Benchmark-Free Allocation Series Fund
•
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in BFAF and the underlying funds (including underlying GMO Funds) in which it invests, including the risk that BFAF and those underlying funds will not perform as expected.

•
Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner.

•
Merger Arbitrage Risk – If the Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. Merger arbitrage strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.

•
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices.

•
Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•
Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the creditworthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive at the time the Fund purchased the asset-backed security.

•
Focused Investment Risk – Investments focused in countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•
Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

 GMO Benchmark-Free Allocation Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index and the Consumer Price Index. The Fund commenced operations on January 24, 2013. Returns prior to the date the Fund commenced operations are those of BFAF (Class III shares), adjusted to reflect the estimated gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. The returns shown for periods prior to January 1, 2012 are for Class III shares of BFAF under BFAF’s prior fee arrangement. Under BFAF’s current fee arrangement, the returns for periods prior to January 1, 2012 would have been lower. The effect of purchase premiums and redemption fees paid by the Fund to BFAF are not reflected in the bar chart or table below for portions of the periods prior to the date on which the Fund commenced operations. If the effect of these payments were reflected, returns for periods prior to the date on which the Fund commenced operations would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and BFAF is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 9.10% (2Q2009)
Lowest Quarter: -6.98% (4Q2008)
Year-to-Date (as of 3/31/17): 4.62%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				7/23/03*
Class R4
Return Before Taxes	2.91%	3.65%	4.34%	8.02%
Return After Taxes on Distributions	2.46%	2.80%	2.91%	6.30%
Return After Taxes on Distributions and Sale of Fund Shares	1.89%	2.59%	3.02%	6.08%
Class R5
Return Before Taxes	3.06%	3.80%	4.50%	8.18%
Class R6
Return Before Taxes	3.18%	3.91%	4.61%	8.29%
Class PS
Return Before Taxes	3.01%	3.75%	4.44%	8.13%
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index (reflects no deduction for fees, expenses, or taxes)	4.01%	0.70%	3.75%	3.78%
Consumer Price Index (reflects no deduction for fees, expenses, or taxes)	2.18%	1.40%	1.83%	2.10%
* Inception date for BFAF (Class III shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2013)	Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

 GMO Benchmark-Free Allocation Series Fund
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO Global Asset Allocation Series Fund
Investment objective
Total return greater than that of its benchmark, the GMO Global Asset Allocation Index, an internally maintained index computed by GMO, consisting of 65% MSCI ACWI and 35% Bloomberg Barclays U.S. Aggregate Index.
Fees and expenses
The tables below describe the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Shareholder fees
	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.15%1
Redemption fee (as a percentage of amount redeemed)	0.00%	0.15%1
Annual Fund operating expenses2
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee3	0.00%	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee4	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%5
Other expenses	0.01%	0.01%	0.01%	0.01%
Acquired fund fees and expenses6	0.58%	0.58%	0.58%	0.58%
Total annual fund operating expenses	0.89%	0.74%	0.64%	0.79%
Expense reimbursement7	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.88%	0.73%	0.63%	0.78%
1 These amounts are paid to and retained by GMO Global Asset Allocation Fund (“GAAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.
2 The information in this table and in the Example below reflects the expenses of both the Fund and GAAF.
3 Neither the Fund nor GAAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which GAAF invests.
4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
5 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
6 These indirect expenses include interest expense that may be incurred by certain underlying funds and also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees), indirect interest expense, and indirect transaction fees were approximately 0.48%, less than 0.01%, and 0.10%, respectively.
7 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both GAAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R4	$120	$327	$551	$1,196	$105	$310	$533	$1,173
Class R5	$105	$280	$470	$1,019	$89	$263	$452	$997
Class R6	$95	$249	$416	$900	$79	$232	$397	$878
Class PS	$110	$296	$497	$1,078	$95	$279	$479	$1,056
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate (excluding short-term investments) was 2% of the average value of its portfolio.

 GMO Global Asset Allocation Series Fund
Principal investment strategies
The Fund invests substantially all of its assets in GMO Global Asset Allocation Fund (“GAAF”), a series of GMO Trust not offered in this Prospectus. GAAF invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies are substantially similar to those of GAAF. Except as otherwise indicated, references to the Fund may also refer to GAAF, and references to actions undertaken or investments held by the Fund may also refer to those by GAAF. GMO serves as investment adviser for both the Fund and GAAF.
The Fund is a fund of funds and invests primarily in shares of other GMO Funds (collectively, the “underlying GMO Funds”), which may include GMO Funds that invest in equities (collectively, the “GMO Equity Funds”), GMO Funds that invest in fixed income securities (collectively, the “GMO Fixed Income Funds”), GMO Funds that are intended to complement other GMO strategies (collectively, the “GMO Implementation Funds”), and GMO SGM Major Markets Fund. The Fund also may invest directly in securities (including other underlying funds) and derivatives.
The Fund is permitted to invest in any asset class, including, for example, U.S. and non-U.S. equities (including emerging country equities), U.S. and non-U.S. fixed income securities of any credit quality, including below investment grade securities (commonly referred to as “junk bonds”) (including emerging country debt securities) and commodities. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. The Fund may invest in securities of companies of any market capitalization.
GMO uses its multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to select the underlying GMO Funds in which the Fund invests and to decide how much to invest in each. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value. GMO changes the Fund’s holdings of the underlying GMO Funds in response to changes in GMO’s investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. Under normal circumstances, GMO intends to invest not more than 85% of the Fund’s assets in the GMO Equity Funds. The factors GMO considers and investment methods GMO uses can change over time.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents. GMO would not consider such investments to be temporary defensive positions.
The Fund also may invest in money market funds unaffiliated with GMO or directly in the types of investments typically held by money market funds.
Global Asset Allocation Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Because the Fund invests substantially all of its assets in GAAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through GAAF, which include those outlined in the following brief summary of principal risks. Some of the underlying funds of GAAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying funds may affect the performance of those underlying funds more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in GAAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of GAAF.
•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•
Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If an underlying fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. An underlying fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

 GMO Global Asset Allocation Series Fund
•
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

•
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

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Futures Contracts Risk – The risk of loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A liquid secondary market may not exist for any particular futures contract at any particular time, and the Fund might be unable to effect closing transactions to terminate its exposure to the contract. If the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge. In addition, the Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. contracts.

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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure. Below investment grade investments have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than is the case with issuers of investment grade investments.

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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in GAAF and the underlying funds (including underlying GMO Funds) in which it invests, including the risk that GAAF and those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of GAAF and the underlying funds in which it invests, a reallocation of GAAF’s investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices.

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Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

 GMO Global Asset Allocation Series Fund
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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

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Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the creditworthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive at the time the Fund purchased the asset-backed security.

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Focused Investment Risk – Investments focused in countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

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Merger Arbitrage Risk – If the Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. Merger arbitrage strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.

 GMO Global Asset Allocation Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of broad-based indices and the Fund’s benchmark (which is a composite index computed by GMO). The Fund commenced operations on July 31, 2012. Returns prior to the date the Fund commenced operations are those of GAAF (Class III shares), adjusted to reflect the estimated gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. The effect of purchase premiums and redemption fees paid by the Fund to GAAF are not reflected in the bar chart or table below for portions of the periods prior to the date on which the Fund commenced operations. If the effect of these payments were reflected, returns for periods prior to the date on which the Fund commenced operations would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and GAAF is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 11.63% (2Q2009)
Lowest Quarter: -9.55% (4Q2008)
Year-to-Date (as of 3/31/17): 5.15%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				6/28/96*
Class R4
Return Before Taxes	5.19%	4.48%	3.67%	6.55%
Return After Taxes on Distributions	4.42%	2.64%	1.94%	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.30%	3.19%	2.54%	4.74%
Class R5
Return Before Taxes	5.35%	4.64%	3.83%	6.71%
Class R6
Return Before Taxes	5.47%	4.75%	3.93%	6.82%
Class PS
Return Before Taxes	5.30%	4.59%	3.77%	6.65%
MSCI ACWI (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	7.86%	9.36%	3.56%	5.84%
Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%	5.40%
GMO Global Asset Allocation Index (Fund benchmark)	6.17%	6.98%	4.12%	5.21%
* GAAF commenced operations on June 28, 1996 with two classes of shares – Class I shares and Class II shares. No Class II shares were outstanding as of October 16, 1996. Class III shares were first issued on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance from June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter. The performance information (before and after taxes) for all periods prior to June 30, 2002 was achieved prior to the change in GAAF’s principal investment strategies, effective June 30, 2002.

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2012)	Head, Asset Allocation Team, GMO.

 GMO Global Asset Allocation Series Fund
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO SGM MAJOR MARKETS SERIES FUND
Investment objective
Long-term total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee2	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fee3	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%4
Other expenses	0.16%	0.16%	0.16%	0.16%
Acquired fund fees and expenses5	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.32%	1.17%	1.07%	1.22%
Expense reimbursement6	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	1.31%	1.16%	1.06%	1.21%
1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO SGM Major Markets Fund (“SGM”), the underlying fund in which the Fund invests.
2 The amount reflects the management fee paid by SGM. The Fund does not charge a management fee, but indirectly bears the management fee paid by SGM.
3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
5 These indirect expenses include net expenses borne by SGM as a result of its investment in underlying funds. These expenses represent approximately 0.01% of net indirect operating expenses.
6 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both SGM and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class R4	$133	$439
Class R5	$118	$392
Class R6	$108	$361
Class PS	$123	$407
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate is not available.
Principal investment strategies
The Fund invests substantially all of its assets in GMO SGM Major Markets Fund (“SGM”), a series of GMO Trust not offered in this Prospectus. The Fund’s investment objective and principal investment strategies are substantially similar to those of SGM. Except as otherwise indicated, references to the Fund may also refer to SGM, and references to actions undertaken or investments held by the Fund may also refer to those by SGM. GMO serves as investment adviser for both the Fund and SGM.
The Fund’s benchmark is the Citigroup 3-Month Treasury Bill Index. The Fund seeks annualized returns of 5% (gross of fees) above the Citigroup 3-Month Treasury Bill Index and annualized volatility (standard deviation) of approximately 6-10%, each over a complete market

 GMO SGM MAJOR MARKETS SERIES FUND
cycle. The Fund does not maintain specified interest rate duration for its portfolio, and its performance is expected to have a low correlation with the performance of major asset classes over a complete market cycle.
The Fund typically takes long and short positions in a range of global equity, bond, currency, and commodity markets using exchange-traded futures and forward non-U.S. exchange contracts, as well as making other investments. The Fund seeks to take advantage of GMO’s proprietary investment models for global tactical asset allocation and equity, bond, currency, and commodity market selection.
The Fund normally invests assets not held as margin for futures or forward transactions in cash directly (e.g., Treasury bills, Treasury floating rate notes, Treasury Separately Traded Registered Interest and Principal Securities (“STRIPS”), Federal Home Loan Bank discount notes, and other agency notes), money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds. The Fund also may invest in U.S. and non-U.S. fixed income securities of any credit quality (including below investment grade securities (commonly referred to as “junk bonds”)), maturity or duration and in shares of GMO U.S. Treasury Fund (“U.S. Treasury Fund”), which is described in a separate prospectus.
GMO’s models for this systematic process are based on the following strategies:
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Value-Based Strategies.   Value factors compare the price of an asset class or market to an economic fundamental value. Generally, value strategies include yield analysis and mean reversion analysis.

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Sentiment-Based Strategies.   Generally, sentiment-based strategies assess factors such as risk aversion, analyst behavior, and momentum.

In implementing the Fund’s investment strategy, GMO seeks to take risk positions that, in GMO’s view, are proportionate to the return opportunities. As a result, during time periods when GMO believes the return opportunities are high relative to the risks involved, the Fund may take more risk relative to the Fund’s benchmark. Conversely, during time periods when GMO believes the return opportunities are low relative to the risks involved, the Fund may take less risk (or no risk) relative to the Fund’s benchmark.
GMO may eliminate strategies, add new strategies, or cause the Fund to take positions that deviate from GMO’s investment models in response to additional research, changing market conditions, or other factors. The factors GMO considers and investment methods GMO uses can change over time.
The Fund gains indirect exposure to commodities and some other asset classes through SGM’s wholly-owned subsidiary advised by GMO, which does not receive any additional management or other fees for its services. The subsidiary invests primarily in commodity-related derivatives and fixed income investments but also may invest in any other investment in which SGM is permitted to invest directly. References in this Prospectus to actions taken by the Fund refer to actions undertaken by SGM’s subsidiary as well as the Fund or SGM. The Fund does not invest directly in commodities and commodity-related derivatives (such as a swap on a commodity index) but may do so indirectly through its subsidiary (or otherwise).
The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund typically has gross investment exposures in excess of its net assets (i.e., the Fund typically is leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
SGM Major Markets Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. An investment in the Fund is subject to different risks, and greater overall risk, than an investment in the components of the Fund’s benchmark. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in its wholly-owned subsidiary and in underlying funds. Because the Fund invests substantially all of its assets in SGM, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through SGM, which include those outlined in the following brief summary of principal risks. SGM is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by SGM may affect SGM’s performance more than if SGM were a diversified investment company. In addition to the risks to which the Fund is exposed through its investments in SGM, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of SGM.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results (including the annualized volatility and the annualized returns above the Citigroup 3-Month Treasury Bill Index that the Fund seeks). In addition, the Fund could produce results consistent with annualized volatility over a complete market cycle yet experience shorter periods of significantly higher or lower volatility. GMO uses quantitative models as part of its investment process, and relies heavily on those models in making investment decisions for the Fund. GMO’s models may not accurately predict future market events. In addition, they use

 GMO SGM MAJOR MARKETS SERIES FUND
assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner.

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Futures Contracts Risk – The risk of loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A liquid secondary market may not exist for any particular futures contract at any particular time, and the Fund might be unable to effect closing transactions to terminate its exposure to the contract. If the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge. In addition, the Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. contracts.

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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•
Leveraging Risk – The use of reverse repurchase agreements and other derivatives creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•
Focused Investment Risk – Investments focused in countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

 GMO SGM MAJOR MARKETS SERIES FUND
•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•
Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the creditworthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive at the time the Fund purchased the asset-backed security.

•
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure. Below investment grade investments have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than is the case with issuers of investment grade investments.

•
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices.

•
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of its investment in SGM and SGM’s wholly-owned subsidiary, and the underlying funds in which SGM invests, including the risk that SGM, SGM’s wholly-owned subsidiary and those underlying funds will not perform as expected.

•
Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

 GMO SGM MAJOR MARKETS SERIES FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index and a composite index computed by GMO. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of SGM (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and SGM is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares**
Years Ending December 31
Highest Quarter: 12.05% (4Q2010)
Lowest Quarter: -22.33% (4Q2008)
Year-to-Date (as of 3/31/17): 3.01%
Average Annual Total Returns**
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				4/11/05*
Class R4
Return Before Taxes	3.74%	2.30%	1.79%	2.42%
Return After Taxes on Distributionsa	1.55%	1.86%	1.57%	2.23%
Return After Taxes on Distributions and Sale of Fund Sharesa	2.60%	1.62%	1.31%	1.83%
Class R5
Return Before Taxes	3.90%	2.45%	1.94%	2.57%
Class R6
Return Before Taxes	4.00%	2.56%	2.04%	2.68%
Class PS
Return Before Taxes	3.85%	2.40%	1.89%	2.52%
Citigroup 3-Month Treasury Bill Index (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	0.27%	0.09%	0.73%	1.22%
Citigroup 3-Month Treasury Bill Index +++ (Composite Index)	0.27%	0.09%	0.40%	1.26%
* Inception date for SGM (Class III shares).
a After-tax returns do not reflect distributions made by SGM for all periods prior to December 1, 2015, the date on which SGM elected to change its U.S. federal income tax status from that of a partnership to a corporation. Further, SGM elected to be treated and to qualify and be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

** Prior to October 3, 2011, SGM was managed pursuant to a materially different investment strategy and would have achieved materially different performance results under its current investment strategy from that shown for periods prior to October 3, 2011.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Global Macro	Jason Halliwell (since the Fund’s inception)	Head, Systematic Global Macro Team, GMO.

 GMO SGM MAJOR MARKETS SERIES FUND
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when both the New York Stock Exchange and the U.S. bond markets are open for business, and when other markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO Global Equity Allocation Series Fund
Investment objective
Total return greater than that of its benchmark, the MSCI ACWI.
Fees and expenses
The tables below describe the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Shareholder fees
	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.18%1
Redemption fee (as a percentage of amount redeemed)	0.00%	0.18%1
Annual Fund operating expenses2
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee3	0.00%	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee4	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%5
Other expenses	0.03%	0.03%	0.03%	0.03%
Acquired fund fees and expenses6	0.68%	0.68%	0.68%	0.68%
Total annual fund operating expenses	1.01%	0.86%	0.76%	0.91%
Expense reimbursement7	(0.03%)	(0.03%)	(0.03%)	(0.03%)
Total annual fund operating expenses after expense reimbursement	0.98%	0.83%	0.73%	0.88%
1 These amounts are paid to and retained by GMO Global Equity Allocation Fund (“GEAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.
2 The information in this table and in the Example below reflects the expenses of both the Fund and GEAF.
3 Neither the Fund nor GEAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which GEAF invests.
4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
5 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
6 These indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.58% and 0.10%, respectively.
7 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both GEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R4	$136	$367	$616	$1,329	$118	$347	$594	$1,303
Class R5	$121	$320	$535	$1,155	$103	$300	$513	$1,128
Class R6	$111	$289	$481	$1,038	$92	$268	$459	$1,010
Class PS	$126	$336	$562	$1,213	$108	$315	$540	$1,187
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate (excluding short-term investments) was 14% of the average value of its portfolio.

 GMO Global Equity Allocation Series Fund
Principal investment strategies
The Fund invests substantially all of its assets in GMO Global Equity Allocation Fund (“GEAF”), a series of GMO Trust not offered in this Prospectus. GEAF invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies are substantially similar to those of GEAF. Except as otherwise indicated, references to the Fund may also refer to GEAF, and references to actions undertaken or investments held by the Fund may also refer to those by GEAF. GMO serves as investment adviser for both the Fund and GEAF.
The Fund is a fund of funds and invests primarily in equities traded in U.S. and non-U.S. markets (including emerging markets) through shares of GMO Funds that invest in equities (collectively, the “GMO Equity Funds”), GMO Alpha Only Fund and GMO Risk Premium Fund (collectively, the “underlying GMO Funds”). The Fund also may invest directly in securities (including other underlying funds) and derivatives.
GMO uses its multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine the Fund’s allocations to particular underlying GMO Funds. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value. GMO changes the Fund’s holdings of the underlying GMO Funds in response to changes in GMO’s investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
Under normal circumstances, the Fund invests (including through investment in the underlying GMO Funds) at least 80% of its assets in equities. The term “equities” refers to direct and indirect (e.g., through the underlying GMO Funds) investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts.
The Fund may invest in securities of companies of any market capitalization.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
Global Equity Allocation Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Because the Fund invests substantially all of its assets in GEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through GEAF, which include those outlined in the following brief summary of principal risks. Some of the underlying funds of GEAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying funds may affect the performance of those underlying funds more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in GEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of GEAF.
•
Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If an underlying fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. An underlying fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes,

 GMO Global Equity Allocation Series Fund
including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.
•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in GEAF and the underlying funds (including underlying GMO Funds) in which it invests, including the risk that GEAF and those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of GEAF and the underlying funds in which it invests, a reallocation of the GEAF’s investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

•
Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

•
Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Focused Investment Risk – Investments focused in countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•
Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

•
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices.

•
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure.

 GMO Global Equity Allocation Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark (which is a broad-based index) and a composite index computed by GMO. The Fund commenced operations on September 4, 2012. Returns prior to the date the Fund commenced operations are those of GEAF (Class III shares), adjusted to reflect the estimated gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. The effect of purchase premiums and redemption fees paid by the Fund to GEAF are not reflected in the bar chart or table below for portions of the periods prior to the date on which the Fund commenced operations. If the effect of these payments were reflected, returns for periods prior to the date on which the Fund commenced operations would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and GEAF is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 16.11% (2Q2009)
Lowest Quarter: -15.71% (4Q2008)
Year-to-Date (as of 3/31/17): 7.99%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				11/26/96*
Class R4
Return Before Taxes	7.49%	6.45%	2.85%	7.07%
Return After Taxes on Distributions	6.49%	4.71%	1.37%	5.11%
Return After Taxes on Distributions and Sale of Fund Shares	5.40%	4.93%	2.24%	5.38%
Class R5
Return Before Taxes	7.65%	6.61%	3.01%	7.23%
Class R6
Return Before Taxes	7.77%	6.73%	3.12%	7.34%
Class PS
Return Before Taxes	7.60%	6.56%	2.96%	7.18%
MSCI ACWI (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	7.86%	9.36%	3.56%	5.60%
MSCI ACWI + (Composite index)	7.86%	9.36%	3.17%	5.68%
* Inception date for GEAF (Class III shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2012)	Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

 GMO Global Equity Allocation Series Fund
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO Quality Series Fund
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee2	0.33%	0.33%	0.33%	0.33%
Distribution and service (12b-1) fee3	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%4
Other expenses	0.16%	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.79%	0.64%	0.54%	0.69%
Expense reimbursement5	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.78%	0.63%	0.53%	0.68%
1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Quality Fund (“Quality Fund”), the underlying fund in which the Fund invests.
2 The amount reflects the management fee paid by Quality Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Quality Fund.
3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
5 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both Quality Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class R4	$80	$256
Class R5	$64	$208
Class R6	$54	$176
Class PS	$69	$224
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate is not available.
Principal investment strategies
The Fund invests substantially all of its assets in GMO Quality Fund (“Quality Fund”), a series of GMO Trust not offered in this Prospectus. Quality Fund invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of Quality Fund. Except as otherwise indicated, references to the Fund may also refer to Quality Fund, and references to actions undertaken or investments held by the Fund may also refer to those by Quality Fund. GMO serves as investment adviser for both the Fund and Quality Fund.
GMO seeks to achieve the Fund’s investment objective by investing primarily in equities of companies that GMO believes to be of high quality. A high quality company is generally one that GMO believes has an established business that will deliver a high level of return on past investments and that will utilize cash flows in the future by making investments with potential for high levels of return on capital or by returning cash to shareholders through dividends, share buybacks, or other mechanisms.

 GMO Quality Series Fund
In selecting securities for the Fund, GMO uses a combination of investment methods and may consider both quantitative factors, based on profitability, profit stability, leverage, and other publicly available financial information, and fundamental factors, based on an assessment of future profitability, capital allocation, growth opportunities, and sustainability against competitive, environmental and other forces. GMO may also rely on valuation methodologies, such as discounted cash flow analysis, forecasted financial information, and patterns of information, such as price movement or volatility of a security or groups of securities.
The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to any country in the world, including emerging countries. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts.
At times, the Fund may have substantial exposure to a single industry, sector, country, region, or currency. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
Quality Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Quality Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Quality Fund, which include those outlined in the following brief summary of principal risks. Quality Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Quality Fund may affect Quality Fund’s performance more than if Quality Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Quality Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Quality Fund.
•
Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•
Focused Investment Risk – Investments focused in a limited number of countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The Fund invests in the securities of a limited number of issuers, and a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

•
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in

 GMO Quality Series Fund
respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.
•
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•
Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•
Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•
Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

•
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Quality Fund, including the risk that Quality Fund will not perform as expected.

 GMO Quality Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of Quality Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and Quality Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 11.44% (3Q2010)
Lowest Quarter: -13.20% (4Q2008)
Year-to-Date (as of 3/31/17): 9.14%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				2/6/04*
Class R4
Return Before Taxes	9.38%	11.61%	6.84%	6.35%
Return After Taxes on Distributions	8.48%	8.36%	5.12%	4.95%
Return After Taxes on Distributions and Sale of Fund Shares	6.05%	8.81%	5.34%	5.03%
Class R5
Return Before Taxes	9.54%	11.78%	7.00%	6.51%
Class R6
Return Before Taxes	9.66%	11.89%	7.11%	6.61%
Class PS
Return Before Taxes	9.49%	11.72%	6.95%	6.45%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.65%	6.94%	7.56%
* Inception date for Quality Fund (Class III shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Thomas Hancock (since the Fund’s inception)	Head, Focused Equity Team, GMO.
Focused Equity	Anthony Hene (since the Fund’s inception)	Portfolio Manager, Focused Equity Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

 GMO Quality Series Fund
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO International Equity Allocation Series Fund
Investment objective
Total return greater than that of its benchmark, the MSCI ACWI ex USA.
Fees and expenses
The tables below describe the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Shareholder fees
	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.25%1
Redemption fee (as a percentage of amount redeemed)	0.00%	0.25%1
Annual Fund operating expenses2
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee3	0.00%	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee4	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%5
Other expenses	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses6	0.78%	0.78%	0.78%	0.78%
Total annual fund operating expenses	1.08%	0.93%	0.83%	0.98%
Expense reimbursement7	(0.00%)	(0.00%)	(0.00%)	(0.00%)
Total annual fund operating expenses after expense reimbursement	1.08%	0.93%	0.83%	0.98%
1 These amounts are paid to and retained by GMO International Equity Allocation Fund (“IEAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.
2 The information in this table and in the Example below reflects the expenses of both the Fund and IEAF.
3 Neither the Fund nor IEAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which IEAF invests.
4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
5 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
6 These indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.69% and 0.09%, respectively.
7 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both IEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R4	$161	$408	$675	$1,439	$135	$380	$645	$1,402
Class R5	$146	$362	$595	$1,266	$120	$334	$565	$1,230
Class R6	$135	$330	$541	$1,150	$110	$302	$511	$1,113
Class PS	$151	$377	$622	$1,324	$125	$349	$592	$1,287
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate (excluding short-term investments) was 3% of the average value of its portfolio.

 GMO International Equity Allocation Series Fund
Principal investment strategies
The Fund invests substantially all of its assets in GMO International Equity Allocation Fund (“IEAF”), a series of GMO Trust not offered in this Prospectus. IEAF invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies are substantially similar to those of IEAF. Except as otherwise indicated, references to the Fund may also refer to IEAF, and references to actions undertaken or investments held by the Fund may also refer to those by IEAF. GMO serves as investment adviser for both the Fund and IEAF.
The Fund is a fund of funds and invests primarily in equities traded in non-U.S. markets (including emerging markets) through shares of GMO Funds that invest in equities (collectively, the “GMO Equity Funds”), GMO Alpha Only Fund and GMO Risk Premium Fund (collectively, the “underlying GMO Funds”). The Fund also may invest directly in securities (including other underlying funds) and derivatives.
GMO uses its multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine the Fund’s allocations to particular underlying GMO Funds. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value. GMO changes the Fund’s holdings of the underlying GMO Funds in response to changes in GMO’s investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
Under normal circumstances, the Fund invests (including through investment in the underlying GMO Funds) at least 80% of its assets in equities. The term “equities” refers to direct and indirect (e.g., through the underlying GMO Funds) investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts.
The Fund may invest in securities of companies of any market capitalization.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
International Equity Allocation Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Because the Fund invests substantially all of its assets in IEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through IEAF, which include those outlined in the following brief summary of principal risks. Some of the underlying funds of IEAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying funds may affect the performance of those underlying funds more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in IEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of IEAF.
•
Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If an underlying fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. An underlying fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the

 GMO International Equity Allocation Series Fund
Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.
•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in IEAF and the underlying funds (including underlying GMO Funds) in which it invests, including the risk that IEAF and those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of IEAF and the underlying funds in which it invests, a reallocation of the IEAF’s investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

•
Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Focused Investment Risk – Investments focused in countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•
Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

•
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices.

•
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure.

 GMO International Equity Allocation Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. The Fund commenced operations on March 30, 2012. Returns prior to the date the Fund commenced operations are those of IEAF (Class III shares), adjusted to reflect the estimated gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. The effect of purchase premiums and redemption fees paid by the Fund to IEAF are not reflected in the bar chart or table below for portions of the periods prior to the date on which the Fund commenced operations. If the effect of these payments were reflected, returns for periods prior to the date on which the Fund commenced operations would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and IEAF is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 21.84% (2Q2009)
Lowest Quarter: -20.22% (3Q2008)
Year-to-Date (as of 3/31/17): 8.51%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				10/11/96*
Class R4
Return Before Taxes	6.19%	4.03%	0.59%	6.17%
Return After Taxes on Distributions	5.64%	2.72%	-0.84%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares	4.49%	3.18%	0.71%	4.95%
Class R5
Return Before Taxes	6.32%	4.19%	0.75%	6.33%
Class R6
Return Before Taxes	6.47%	4.30%	0.85%	6.44%
Class PS
Return Before Taxes	6.30%	4.13%	0.69%	6.28%
MSCI ACWI ex USA (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	4.50%	5.00%	0.96%	4.63%
* Inception date for IEAF (Class III shares)

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2012)	Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so

 GMO International Equity Allocation Series Fund
long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO International Developed Equity Allocation Series Fund
Investment objective
Total return greater than that of its benchmark, the MSCI EAFE Index.
Fees and expenses
The tables below describe the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Shareholder fees
	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.08%1
Redemption fee (as a percentage of amount redeemed)	0.00%	0.08%1
Annual Fund operating expenses2
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee3	0.00%	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee4	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%5
Other expenses	0.09%	0.09%	0.09%	0.09%
Acquired fund fees and expenses6	0.68%	0.68%	0.68%	0.68%
Total annual fund operating expenses	1.07%	0.92%	0.82%	0.97%
Expense reimbursement7	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total annual fund operating expenses after expense reimbursement	0.98%	0.83%	0.73%	0.88%
1 These amounts are paid to and retained by GMO International Developed Equity Allocation Fund (“IDEAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.
2 The information in this table and in the Example below reflects the expenses of both the Fund and IDEAF.
3 Neither the Fund nor IDEAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which IDEAF invests.
4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
5 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
6 These indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.62% and 0.06%, respectively.
7 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both IDEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R4	$116	$361	$625	$1,380	$108	$352	$615	$1,368
Class R5	$101	$314	$544	$1,207	$93	$305	$535	$1,195
Class R6	$91	$283	$490	$1,090	$82	$273	$481	$1,078
Class PS	$106	$330	$571	$1,265	$98	$321	$562	$1,253
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate (excluding short-term investments) was 3% of the average value of its portfolio.

 GMO International Developed Equity Allocation Series Fund
Principal investment strategies
The Fund invests substantially all of its assets in GMO International Developed Equity Allocation Fund (“IDEAF”), a series of GMO Trust not offered in this Prospectus. IDEAF invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies are substantially similar to those of IDEAF. Except as otherwise indicated, references to the Fund may also refer to IDEAF, and references to actions undertaken or investments held by the Fund may also refer to those by IDEAF. GMO serves as investment adviser for both the Fund and IDEAF.
The Fund is a fund of funds and invests primarily in equities traded in non-U.S. markets (including emerging markets) through shares of GMO Funds that invest in equities (collectively, the “GMO Equity Funds”), GMO Alpha Only Fund and GMO Risk Premium Fund (collectively, the “underlying GMO Funds”). The Fund also may invest directly in securities (including other underlying funds) and derivatives.
GMO uses its multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine the Fund’s allocations to particular underlying GMO Funds. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value. GMO changes the Fund’s holdings of the underlying GMO Funds in response to changes in GMO’s investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors GMO considers and investment methods GMO uses can change over time.
Under normal circumstances, the Fund invests (including through investment in the underlying GMO Funds) at least 80% of its assets in equities. In addition, under normal circumstances, the Fund invests (including through investment in the underlying GMO Funds) at least 80% of its assets in equities tied economically to developed markets. The Fund also may invest in equities tied economically to emerging markets (which are not part of the Fund’s benchmark), but those investments typically will represent 10% or less of the Fund’s net assets measured at the time of purchase. The term “equities” refers to direct and indirect (e.g., through underlying GMO Funds) investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. The term “developed markets” means those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets).
The Fund may invest in securities of companies of any market capitalization.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
International Developed Equity Allocation Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in underlying funds (including underlying GMO Funds). Because the Fund invests substantially all of its assets in IDEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through IDEAF, which include those outlined in the following brief summary of principal risks. Some of the underlying funds of IDEAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying funds may affect the performance of those underlying funds more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in IDEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of IDEAF.
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Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If an underlying fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. An underlying fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in

 GMO International Developed Equity Allocation Series Fund
respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.
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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in IDEAF and the underlying funds (including underlying GMO Funds) in which it invests, including the risk that IDEAF and those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of IDEAF and the underlying funds in which it invests, a reallocation of the IDEAF’s investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

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Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

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Focused Investment Risk – Investments focused in countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices.

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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

 GMO International Developed Equity Allocation Series Fund
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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. The Fund commenced operations on January 12, 2015. Returns prior to the date the Fund commenced operations are those of IDEAF (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. Purchase premiums and redemption fees are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and IDEAF is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 19.45% (2Q2009)
Lowest Quarter: -18.87% (3Q2008)
Year-to-Date (as of 3/31/17): 7.04%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				6/5/06*
Class R4
Return Before Taxes	2.91%	5.39%	0.80%	1.96%
Return After Taxes on Distributions	2.28%	4.49%	-0.23%	0.89%
Return After Taxes on Distributions and Sale of Fund Shares	2.71%	4.21%	0.72%	1.62%
Class R5
Return Before Taxes	3.06%	5.55%	0.95%	2.11%
Class R6
Return Before Taxes	3.17%	5.66%	1.06%	2.21%
Class PS
Return Before Taxes	3.00%	5.50%	0.90%	2.06%
MSCI EAFE Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	1.00%	6.53%	0.75%	1.92%
* Inception date for IDEAF (Class III shares)

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2015)	Head, Asset Allocation Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

 GMO International Developed Equity Allocation Series Fund
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO Foreign Series Fund
Investment objective
Total return in excess of that of its benchmark, the MSCI EAFE Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee2	0.50%6	0.50%6	0.50%6	0.50%6
Distribution and service (12b-1) fee3	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%4
Other expenses	0.18%	0.18%	0.18%	0.18%
Total annual fund operating expenses	0.98%	0.83%	0.73%	0.88%
Expense reimbursement5	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.97%	0.82%	0.72%	0.87%
1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Foreign Fund (“Foreign Fund”), the underlying fund in which the Fund invests.
2 The amount reflects the management fee paid by Foreign Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Foreign Fund.
3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
5 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
6 The amount has been restated to reflect current management fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both Foreign Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class R4	$99	$360
Class R5	$84	$313
Class R6	$74	$282
Class PS	$89	$329
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate is not available.
Principal investment strategies
The Fund invests substantially all of its assets in GMO Foreign Fund (“Foreign Fund”), a series of GMO Trust not offered in this Prospectus. Foreign Fund invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of Foreign Fund. Except as otherwise indicated, references to the Fund may also refer to Foreign Fund, and references to actions undertaken or investments held by the Fund may also refer to those by Foreign Fund. GMO serves as investment adviser for both the Fund and Foreign Fund.
GMO seeks to achieve the Fund’s investment objective by investing primarily in non-U.S. developed market equities. GMO determines the securities the Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, equity and bond markets, the overall global economy, and governmental policies.

 GMO Foreign Series Fund
In selecting securities for the Fund, GMO uses a combination of investment methods to identify a portfolio of securities GMO believes will provide a higher return than the MSCI EAFE Index. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to international equity markets. In constructing the Fund’s portfolio, GMO considers a number of factors, including position size, market capitalization, liquidity, transaction costs and exposure to particular industries, sectors, countries, regions, or currencies. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, or currency. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in investments tied economically to countries other than the United States (see “Name Policies”).
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
Foreign Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Foreign Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Foreign Fund, which include those outlined in the following brief summary of principal risks. Foreign Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Foreign Fund may affect Foreign Fund’s performance more than if Foreign Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Foreign Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Foreign Fund.
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Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

•
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that

 GMO Foreign Series Fund
could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
•
Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Focused Investment Risk – Investments focused in countries, regions, sectors, industries, or issuers (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•
Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•
Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

•
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Foreign Fund, including the risk that Foreign Fund will not perform as expected.

 GMO Foreign Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of Foreign Fund (Class III shares) and its predecessor fund, adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and Foreign Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares**
Years Ending December 31
Highest Quarter: 21.57% (2Q2009)
Lowest Quarter: -19.87% (3Q2011)
Year-to-Date (as of 3/31/17): 6.32%
Average Annual Total Returns**, †
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				8/31/84*
Class R4
Return Before Taxes	0.72%	5.97%	-0.13%	10.48%
Return After Taxes on Distributions	0.06%	5.00%	-0.99%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.93%	4.61%	0.09%	N/A
Class R5
Return Before Taxes	0.87%	6.13%	0.02%	10.64%
Class R6
Return Before Taxes	0.98%	6.24%	0.12%	10.75%
Class PS
Return Before Taxes	0.82%	6.08%	-0.03%	10.59%
MSCI EAFE Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	1.00%	6.53%	0.75%	8.50%
† Information on Foreign Fund’s return after taxes is unavailable prior to June 28, 1996, the date Foreign Fund commenced operations as a registered investment company. Prior to that date, Foreign Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of Foreign Fund. Performance of Class III shares prior to June 28, 1996 is that of the private investment pool and reflects the pool’s higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to restrictions imposed on Foreign Fund by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. Had the pool been subject to these restrictions, its performance may have been adversely affected.
* Inception date for Foreign Fund’s predecessor fund (Class III shares).

** Foreign Fund was managed by a different investment team pursuant to a different investment strategy prior to July 1, 2017, which reduces the relevance of the performance results shown for the periods prior to July 1, 2017.
Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Global Equity	Neil Constable (since the Fund’s inception)	Head, Global Equity Team, GMO.

 GMO Foreign Series Fund
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO U.S. Equity Allocation Series Fund
Investment objective
High total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee2	0.31%	0.31%	0.31%	0.31%
Distribution and service (12b-1) fee3	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%4
Other expenses	0.16%	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.77%	0.62%	0.52%	0.67%
Expense reimbursement5	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.76%	0.61%	0.51%	0.66%
1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO U.S. Equity Allocation Fund (“USEAF”), the underlying fund in which the Fund invests.
2 The amount reflects the management fee paid by USEAF. The Fund does not charge a management fee, but indirectly bears the management fee paid by USEAF.
3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
5 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both USEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class R4	$78	$251
Class R5	$62	$204
Class R6	$52	$172
Class PS	$67	$220
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate is not available.
Principal investment strategies
The Fund invests substantially all of its assets in GMO U.S. Equity Allocation Fund (“USEAF”), a series of GMO Trust not offered in this Prospectus. USEAF invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of USEAF. Except as otherwise indicated, references to the Fund may also refer to USEAF, and references to actions undertaken or investments held by the Fund may also refer to those by USEAF. GMO serves as investment adviser for both the Fund and USEAF.
GMO seeks to achieve the Fund’s investment objective by investing primarily in U.S. equity markets.
GMO determines the securities the Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, equity and bond markets, the overall global economy, and governmental policies.

 GMO U.S. Equity Allocation Series Fund
In selecting securities for the Fund, GMO uses a combination of investment methods to identify securities GMO believes have positive return potential relative to other securities tied economically to U.S. equity markets. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to U.S. equity markets. In constructing the Fund’s portfolio, GMO considers a number of factors, including position size, industry and sector exposure, market capitalization, liquidity and transaction costs. At times, the Fund may have substantial exposure to a single industry, sector or market capitalization. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. Although GMO monitors the Fund’s portfolio weightings versus those of the Fund’s benchmark, GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities.
Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equities tied economically to the United States. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
U.S. Equity Allocation Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in USEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through USEAF, which include those outlined in the following brief summary of principal risks. In addition to the risks to which the Fund is exposed through its investment in USEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of USEAF.
•
Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•
Focused Investment Risk – Investments focused in sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying

 GMO U.S. Equity Allocation Series Fund
securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.
•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•
Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•
Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

•
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in USEAF, including the risk that USEAF will not perform as expected.

 GMO U.S. Equity Allocation Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of USEAF (Class III shares) and its predecessor fund, adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and USEAF is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 11.47% (3Q2010)
Lowest Quarter: -15.00% (4Q2008)
Year-to-Date (as of 3/31/17): 3.91%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				9/18/85*
Class R4
Return Before Taxes	13.23%	12.45%	5.98%	10.64%
Return After Taxes on Distributions	10.18%	10.19%	4.55%	8.16%
Return After Taxes on Distributions and Sale of Fund Shares	9.97%	9.71%	4.62%	8.17%
Class R5
Return Before Taxes	13.40%	12.62%	6.14%	10.80%
Class R6
Return Before Taxes	13.51%	12.74%	6.25%	10.92%
Class PS
Return Before Taxes	13.34%	12.57%	6.09%	10.75%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.65%	6.94%	10.89%
* Inception date for USEAF’s predecessor fund (Class III shares). USEAF is the successor to GMO U.S. Core Fund (subsequently renamed GMO U.S. Core Equity Fund), a former series of GMO Trust that had an investment objective and investment policies and restrictions substantially identical to those of USEAF. Performance of USEAF through September 16, 2005 is that of GMO U.S. Core Fund and reflects GMO U.S. Core Fund’s annual operating expenses (0.02% higher than those of USEAF).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Global Equity	Neil Constable (since the Fund’s inception)	Head, Global Equity Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so

 GMO U.S. Equity Allocation Series Fund
long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO Emerging Countries Series Fund
Investment objective
Total return in excess of that of its benchmark, the S&P/IFCI Composite Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee2	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fee3	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%4
Other expenses	0.62%	0.62%	0.62%	0.62%
Acquired fund fees and expenses5	0.05%	0.05%	0.05%	0.05%
Total annual fund operating expenses	1.62%	1.47%	1.37%	1.52%
Expense reimbursement6	(0.06%)	(0.06%)	(0.06%)	(0.06%)
Total annual fund operating expenses after expense reimbursement	1.56%	1.41%	1.31%	1.46%
1 The information in this table and in the Example below reflects the expenses of both the Fund and GMO Emerging Countries Fund (“Emerging Countries Fund”), the underlying fund in which the Fund invests.
2 The amount reflects the management fee paid by Emerging Countries Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Emerging Countries Fund.
3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
5 These indirect expenses include commissions paid to brokers by the Emerging Countries Fund for executing transactions in unaffiliated underlying funds (“transaction fees”). Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were 0.04% and 0.01%, respectively.
6 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both Emerging Countries Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R4	$159	$662	$1,192	$2,644
Class R5	$144	$616	$1,116	$2,491
Class R6	$133	$586	$1,065	$2,388
Class PS	$149	$632	$1,141	$2,542
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate (excluding short-term investments) was 11% of the average value of its portfolio.
Principal investment strategies
The Fund invests substantially all of its assets in GMO Emerging Countries Fund (“Emerging Countries Fund”), a series of GMO Trust not offered in this Prospectus. Emerging Countries Fund invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of Emerging Countries Fund. Except as otherwise indicated, references to the Fund may also refer to Emerging Countries Fund, and references to actions undertaken or investments held by the Fund may also refer to those by Emerging Countries Fund. GMO serves as investment adviser for both the Fund and Emerging Countries Fund.
The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to emerging countries. “Emerging countries” include all countries that are not treated as “developed market countries” in the

 GMO Emerging Countries Series Fund
MSCI World Index or MSCI EAFE Index. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging countries. In addition to investing in companies tied economically to emerging countries, the Fund may invest in companies that GMO believes are likely to benefit from growth in the emerging markets. GMO expects that the Fund will have a value bias relative to its benchmark.
GMO uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation quality and macroeconomic factors. In constructing the Fund’s portfolio, GMO considers a number of factors, including the trade-off among forecasted returns, risk relative to the benchmark, transaction costs, and liquidity. GMO also adjusts the Fund’s portfolio for factors such as position size, market capitalization, and exposure to particular industries, sectors, countries, regions, or currencies. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may overweight and underweight its positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
Emerging Countries Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Emerging Countries Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Emerging Countries Fund, which include those outlined in the following brief summary of principal risks. Emerging Countries Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Emerging Countries Fund may affect Emerging Countries Fund’s performance more than if Emerging Countries Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Emerging Countries Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Emerging Countries Fund.
•
Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

 GMO Emerging Countries Series Fund
•
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•
Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Focused Investment Risk – Investments focused in a limited number of countries and regions (or in sectors within a country or region) that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Emerging Countries Fund and the underlying funds in which it invests (including ETFs), including the risk that Emerging Countries Fund and those underlying funds will not perform as expected.

•
Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•
Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

 GMO Emerging Countries Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. The Fund commenced operations on May 2, 2014. Returns prior to the date the fund commenced operations are those of Emerging Countries Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and Emerging Countries Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 31.04% (2Q2009)
Lowest Quarter: -31.43% (4Q2008)
Year-to-Date (as of 3/31/17): 13.13%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				8/29/97*
Class R4
Return Before Taxes	17.27%	-0.20%	0.15%	6.55%
Return After Taxes on Distributions	17.31%	-0.66%	-0.79%	5.37%
Return After Taxes on Distributions and Sale of Fund Shares	10.43%	-0.01%	0.74%	5.85%
Class R5
Return Before Taxes	17.45%	-0.05%	0.30%	6.71%
Class R6
Return Before Taxes	17.58%	0.06%	0.40%	6.82%
Class PS
Return Before Taxes	17.39%	-0.10%	0.25%	6.66%
S&P/IFCI Composite Index (reflects no deduction for fees, expenses, or taxes)	10.79%	2.56%	2.67%	6.65%
* Inception date for Emerging Countries Fund (Class III shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO and/or GMO Singapore Pte. Limited (“GMO Singapore”) primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Markets Equity	Arjun Divecha (since the Fund’s inception in 2014)	Head, Emerging Markets Equity Team, GMO.
Emerging Markets Equity	Amit Bhartia (since 2015)	Portfolio Manager, Emerging Markets Equity Team, GMO Singapore.
Emerging Markets Equity	Warren Chiang (since 2015)	Portfolio Manager, Emerging Markets Equity Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

 GMO Emerging Countries Series Fund
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO Core Plus Bond Series Fund
Investment objective
Total return in excess of that of its benchmark, the Bloomberg Barclays U.S. Aggregate Index.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee2	0.25%	0.25%	0.25%	0.25%
Distribution and service (12b-1) fee3	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%4
Other expenses	0.16%	0.16%	0.16%	0.16%
Acquired fund fees and expenses5	0.36%	0.36%	0.36%	0.36%
Total annual fund operating expenses	1.07%	0.92%	0.82%	0.97%
Expense reimbursement6	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	1.06%	0.91%	0.81%	0.96%
1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Core Plus Bond Fund (“Core Plus Bond Fund”), the underlying fund in which the Fund invests.
2 The amount reflects the management fee paid by Core Plus Bond Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Core Plus Bond Fund.
3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
5 These indirect expenses include net expenses borne by Core Plus Bond Fund as a result of its investment in underlying funds. These expenses represent approximately 0.04% of net indirect operating expenses, less than 0.01% of interest expense and 0.32% of indirect transaction fees.
6 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both Core Plus Bond Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class R4	$108	$414
Class R5	$93	$367
Class R6	$83	$336
Class PS	$98	$383
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate is not available.
Principal investment strategies
The Fund invests substantially all of its assets in GMO Core Plus Bond Fund (“Core Plus Bond Fund”), a series of GMO Trust not offered in this Prospectus. Core Plus Bond Fund invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of Core Plus Bond Fund. Except as otherwise indicated, references to the Fund may also refer to Core Plus Bond Fund, and references to actions undertaken or investments held by the Fund may also refer to those by Core Plus Bond Fund. GMO serves as investment adviser for both the Fund and Core Plus Bond Fund.
The Fund’s investment program has two principal components. One component seeks to replicate the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by making investments that often will not track its benchmark. These

 GMO Core Plus Bond Series Fund
investments principally include global interest rate and currency derivatives and indirect (through other funds managed by GMO (“GMO Funds”)) and direct credit investments in asset-backed, government and emerging country debt securities, and can cause the Fund’s performance to differ significantly from that of its benchmark.
In deciding what investments to make in global interest rate and currency markets and the size of those investments, GMO uses a quantitative approach that considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). GMO evaluates the relative attractiveness of particular markets and instruments using various fixed income risk premium measures, which typically include term structure, foreign exchange, volatility, credit, liquidity and other risks. GMO also may consider the relative attractiveness of yield curve and duration positions in these markets.
In making decisions regarding credit investments, GMO uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund’s benchmark.
The factors GMO considers and investment methods GMO uses can change over time.
In pursuing its investment program, the Fund may make investments in:
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derivatives and short sales, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, and swap contracts, such as credit default swaps, swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, cross currency basis swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, correlation swaps, and other types of swaps (to generate a return comparable to the Fund’s benchmark and to generate return in global interest rate, currency, and credit markets);

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bonds denominated in various currencies, including non-U.S. and U.S. government bonds and corporate bonds;

•
shares of GMO Opportunistic Income Fund (“Opportunistic Income Fund”) (to provide exposure to credit (particularly, asset-backed) markets);

•
shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities); and

•
shares of GMO U.S. Treasury Fund, money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.

As a result primarily of its investment in shares of Opportunistic Income Fund and ECDF, the Fund has and expects to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade (below investment grade debt investments are sometimes referred to as “junk bonds,” although this term is not generally used to refer to emerging country debt securities or asset-backed securities).
GMO normally seeks to maintain the Fund’s estimated interest rate duration within 2 years of the benchmark’s duration (approximately 5.95 years as of 5/31/17). For an additional discussion of duration, see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Fixed Income Series Funds — Duration.”
Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (ii) synthetic debt instruments created by GMO by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).
From time to time, the Fund may have some direct or indirect exposure to equities. The Fund may invest in securities of companies of any market capitalization.
The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund typically has gross investment exposures in excess of its net assets (i.e., the Fund typically is leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
Core Plus Bond Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Core Plus Bond Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Core Plus Bond Fund, which include those outlined in the following brief summary of principal risks. Core Plus Bond Fund is a non-diversified investment company under the Investment Company Act of 1940,

 GMO Core Plus Bond Series Fund
as amended, and therefore a decline in the market price of a particular security held by Core Plus Bond Fund may affect Core Plus Bond Fund’s performance more than if Core Plus Bond Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Core Plus Bond Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Core Plus Bond Fund.
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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure. Below investment grade investments have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than is the case with issuers of investment grade investments.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•
Futures Contracts Risk – The risk of loss to the Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A liquid secondary market may not exist for any particular futures contract at any particular time, and the Fund might be unable to effect closing transactions to terminate its exposure to the contract. If the Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge. In addition, the Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. contracts.

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Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•
Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the creditworthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive at the time the Fund purchased the asset-backed security.

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Focused Investment Risk – Investments focused in countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated, such as the Fund’s investments in non-U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans), are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that

 GMO Core Plus Bond Series Fund
could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Core Plus Bond Fund and the underlying funds in which it invests, including the risk that Core Plus Bond Fund and those underlying funds will not perform as expected.

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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer, its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•
Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

 GMO Core Plus Bond Series Fund
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of Core Plus Bond Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and Core Plus Bond Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 9.03% (3Q2009)
Lowest Quarter: -15.31% (4Q2008)
Year-to-Date (as of 3/31/17): 1.36%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				4/30/97*
Class R4
Return Before Taxes	1.05%	3.53%	3.36%	5.00%
Return After Taxes on Distributions	-0.58%	1.92%	0.69%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	0.59%	2.02%	1.44%	2.86%
Class R5
Return Before Taxes	1.20%	3.69%	3.51%	5.16%
Class R6
Return Before Taxes	1.30%	3.79%	3.62%	5.26%
Class PS
Return Before Taxes	1.15%	3.63%	3.46%	5.10%
Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%	5.33%
* Inception date for Core Plus Bond Fund (Class III shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Developed Fixed Income	Jason Hotra (since the Fund’s inception)	Portfolio Manager, Developed Fixed Income Team, GMO.
Developed Fixed Income	Greg Jones (since the Fund’s inception)	Portfolio Manager, Developed Fixed Income Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when both the New York Stock Exchange and the U.S. bond markets are open for business, and when other markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.

 GMO Core Plus Bond Series Fund
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

 GMO Emerging Country Debt Series Fund
Investment objective
Total return in excess of that of its benchmark, the J.P. Morgan EMBI Global.
Fees and expenses
The tables below describe the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Shareholder fees
	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.75%1
Redemption fee (as a percentage of amount redeemed)	0.00%	0.75%1
Annual Fund operating expenses2
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee3	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fee4	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%5
Other expenses	0.20%	0.20%	0.20%	0.20%
Total annual fund operating expenses	0.85%	0.70%	0.60%	0.75%
Expense reimbursement6	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.84%	0.69%	0.59%	0.74%
1 These amounts are paid to and retained by GMO Emerging Country Debt Fund (“ECDF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.
2 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and ECDF.
3 The amount reflects the management fee paid by ECDF. The Fund does not charge a management fee, but indirectly bears the management fee paid by ECDF.
4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
5 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.
6 Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both ECDF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you sell your shares		If you do not sell your shares
	1 Year	3 Years	1 Year	3 Years
Class R4	$238	$427	$160	$343
Class R5	$223	$381	$145	$296
Class R6	$213	$349	$135	$265
Class PS	$228	$396	$150	$312
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2017, the Fund’s portfolio turnover rate is not available.
Principal investment strategies
The Fund invests substantially all of its assets in GMO Emerging Country Debt Fund (“ECDF”), a series of GMO Trust not offered in this Prospectus. ECDF invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are

 GMO Emerging Country Debt Series Fund
substantially similar to those of ECDF. Except as otherwise indicated, references to the Fund may also refer to the ECDF, and references to actions undertaken or investments held by the Fund may also refer to those by ECDF. GMO serves as investment adviser for both the Fund and ECDF.
The Fund invests primarily in debt of emerging market sovereign or quasi-sovereign issuers that usually is denominated in U.S. dollars, Euros, Japanese yen, Swiss francs or British pounds sterling. “Sovereign” refers to a government and “quasi-sovereign” refers to a governmental agency, political subdivision or other instrumentality or issuer that is majority owned, directly or indirectly, or whose obligations are guaranteed, by a government. Under normal circumstances, the Fund invests directly and indirectly (e.g., through other funds managed by GMO (“GMO Funds”) or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries. In general, the Fund considers “emerging countries” to be countries that are included in the Fund’s benchmark or that have similar national domestic products or default histories to those of countries included in the Fund’s benchmark.
The Fund typically gains its investment exposure by purchasing debt investments or by using derivatives, typically credit default swaps. The Fund may invest in debt instruments of all credit qualities, including securities that are in default and may invest in corporate bonds. (The debt instruments in which the Fund invests may include below investment grade debt investments, which are sometimes referred to as “junk bonds,” although this term is not generally used to refer to emerging country debt securities.) Generally, at least 75% of the Fund’s assets are denominated in, or hedged into, U.S. dollars. The Fund’s performance is likely to be more volatile than that of its benchmark.
When constructing the portfolio, GMO considers risk at both the portfolio and individual security level and generally takes into account, among other factors, interest rate duration, credit spread duration, liquidity, transaction costs and default duration as well as the idiosyncratic risk of each instrument. When making investment decisions, GMO emphasizes its assessment of the risk-reward characteristics of the individual instruments in a given country over its outlook for that particular country. GMO uses fundamental analytical techniques as the basis for its analysis with respect to both individual instrument selection and country outlook. The factors GMO considers and investment methods GMO uses can change over time.
In pursuing its investment objective, the Fund typically invests in over-the-counter (OTC) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards (including currency forwards on currencies of developed markets), and reverse repurchase agreements. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund typically has gross investment exposures in excess of its net assets (i.e., the Fund typically is leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
GMO normally seeks to maintain an interest rate duration for the Fund that is similar to that of its benchmark (approximately 6.83 years as of 5/31/17). For an additional discussion of duration, see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Fixed Income Series Funds — Duration.”
Emerging Country Debt Series Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in ECDF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through ECDF, which include those outlined in the following brief summary of principal risks. ECDF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by ECDF may affect ECDF’s performance more than if ECDF were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in ECDF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of ECDF.
•
Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure. In addition, investments in emerging country sovereign or quasi-sovereign debt involve a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in quasi-sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade investments have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than is the case with issuers of investment grade investments.

 GMO Emerging Country Debt Series Fund
•
Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market prices of emerging country sovereign and quasi-sovereign debt instruments can decline due to uncertainty about their credit quality and the reliability of their payment streams.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

•
Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•
Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•
Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

•
Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•
Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•
Focused Investment Risk – Investments focused in a limited number of countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

•
Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in ECDF and the underlying funds in which it invests, including the risk that ECDF and those underlying funds will not perform as expected.

•
Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the creditworthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive at the time the Fund purchased the asset-backed security.

•
Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

 GMO Emerging Country Debt Series Fund
•
Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark (which is a broad-based index) and a composite index computed by GMO. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of ECDF (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. Purchase premiums and redemption fees are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and ECDF is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 20.19% (3Q2009)
Lowest Quarter: -23.45% (4Q2008)
Year-to-Date (as of 3/31/17): 5.59%
Average Annual Total Returns
Periods Ending December 31, 2016
	1 Year	5 Years	10 Years	Inception
				4/19/94*
Class R4
Return Before Taxes	11.81%	7.95%	7.87%	14.29%
Return After Taxes on Distributions	8.53%	4.71%	4.45%	9.42%
Return After Taxes on Distributions and Sale of Fund Shares	6.68%	4.71%	4.65%	9.41%
Class R5
Return Before Taxes	11.97%	8.11%	8.03%	14.47%
Class R6
Return Before Taxes	12.09%	8.22%	8.14%	14.58%
Class PS
Return Before Taxes	11.92%	8.05%	7.98%	14.41%
J.P. Morgan EMBI Global (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	10.19%	5.44%	6.75%	10.43%
J.P. Morgan EMBI Global + (Composite index)	10.19%	5.44%	6.75%	10.36%
* Inception date for ECDF (Class III shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Country Debt	Tina Vandersteel (since the Fund’s inception)	Head, Emerging Country Debt Team, GMO.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when both the New York Stock Exchange and the U.S. bond markets are open for business, and when other markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the

 GMO Emerging Country Debt Series Fund
discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, RISKS, AND EXPENSES
Fund Summaries.   The preceding sections contain a summary of the investment objective, fees and expenses, principal investment strategies, principal risks, performance, management, and other important information for each series of GMO Series Trust (the “Trust”) (each a “Fund” and collectively, the “Funds”). The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about the Funds’ investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI. Additional information about the Funds’ benchmarks and other comparative indices may be found under “Fund Benchmarks and Comparative Indices.” Each Fund invests substantially all of its assets in Class III shares of another fund, which is a series of GMO Trust and is managed by GMO (each such other fund, together with any successor fund, an “Institutional Fund,” and collectively, the “Institutional Funds”). Information about the Institutional Funds is contained in a separate prospectus and statement of additional information (available at www.sec.gov). Except as otherwise indicated, references to a Fund may also refer to its corresponding Institutional Fund, and references to actions undertaken or investments held by a Fund may also refer to those by its corresponding Institutional Fund.
Fundamental Investment Objectives/Policies.   The Board of Trustees (“Trustees”) of the Trust may change a Fund’s investment objective or policies without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Because each Fund invests substantially all of its assets in an Institutional Fund, its investment objective and policies will change to reflect any changes to its corresponding Institutional Fund’s investment objective and policies. Neither the Funds nor GMO guarantees that the Funds will be able to achieve their investment objectives.
Definitions.   When used in this Prospectus, the term “invest” includes direct and indirect investing and long and short investing and the term “investments” includes direct and indirect investments and long and short investments. For example, a Fund may invest indirectly in a given asset or asset class by investing in another Fund or by investing in derivatives and synthetic instruments, and the resulting exposure to the asset or asset class may be long or short. When used in this Prospectus, (i) the terms “bonds,” “fixed income investments,” and “fixed income securities” include (a) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (b) synthetic debt instruments created by GMO by using derivatives (e.g., a futures contract, swap contract, currency forward or option); (ii) each of the terms “emerging countries” (except in the case of Emerging Countries Series Fund, which has a separate definition in its Fund summary) and “emerging markets” means the world’s less developed countries; (iii) the term “equities” refers to common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts; (iv) the term “sovereign debt” refers to a fixed income security issued by a government, or exposure to sovereign debt through derivatives contracts; (v) the term “quasi-sovereign debt” refers to debt issued by a governmental agency, political subdivision or other instrumentality or an issuer that is majority owned, directly or indirectly, or whose obligations are guaranteed, by a government, or exposure to quasi-sovereign debt through derivatives contracts; (vi) the term “total return” includes capital appreciation and income; (vii) the term “underlying GMO Funds” refers to series of GMO Trust that are offered through a different prospectus; (viii) the term “underlying funds” refers to underlying GMO Funds and investment companies not advised by GMO, including, among others, closed-end funds, money market funds, and ETFs; and (ix) the term “merger arbitrage” refers to transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive for them upon consummation of an anticipated merger, exchange offer, tender offer, or other similar transaction in which the transaction price substantially exceeds the market price of the securities before the announcement of the transaction.
Tax Consequences.   Unless otherwise specified in this Prospectus or in the SAI, GMO is not obligated to, and generally will not consider, tax consequences when seeking to achieve a Fund’s investment objective (e.g., a Fund may engage in transactions or make investments in a manner that is not tax efficient for U.S. federal income or other federal, state, local, or non-U.S. tax purposes).
Portfolio Turnover.   The Funds are not subject to any limit on the frequency with which portfolio securities may be purchased or sold, and GMO makes investment decisions for the Funds without regard for portfolio turnover rates. High turnover rates may create additional taxable income and gains for shareholders. If portfolio turnover results in the recognition of short-term capital gains, those gains, when distributed, typically are taxed to shareholders at ordinary income tax rates. See “Distributions and Taxes” below for more information.
When used in this Prospectus, (i) references to the Multi-Asset Class Series Funds, the Equity Series Funds, and the Fixed Income Series Funds include the Funds listed under those headings on the front cover of the Prospectus; and (ii) references to the GMO Multi-Asset Class Funds, the GMO Equity Funds, the GMO Fixed Income Funds, and the GMO Implementation Funds include the funds managed by GMO listed below (each a “GMO Fund,” and collectively with other funds managed by GMO that are not offered in this Prospectus, the “GMO Funds”):
GMO Multi-Asset Class Funds
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GMO Benchmark-Free Allocation Fund

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GMO Global Asset Allocation Fund

GMO Absolute Return Fund
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SGM Major Markets Fund

GMO Equity Funds
GMO Global Equity Funds
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GMO Quality Fund

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GMO Resources Fund

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GMO Climate Change Fund

GMO International Equity Funds
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GMO Tax-Managed International Equities Fund

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GMO International Equity Fund

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GMO International Large/Mid Cap Equity Fund

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GMO Foreign Fund

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GMO Foreign Small Companies Fund

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GMO International Small Companies Fund

GMO U.S. Equity Fund
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GMO U.S. Equity Allocation Fund

GMO Emerging Markets Equity Funds
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GMO Emerging Markets Fund

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GMO Emerging Countries Fund

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GMO Emerging Domestic Opportunities Fund

GMO Fixed Income Funds
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GMO Currency Hedged International Bond Fund

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GMO Core Plus Bond Fund

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GMO Emerging Country Debt Fund

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GMO Opportunistic Income Fund

GMO Implementation Funds
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GMO Alpha Only Fund

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GMO Asset Allocation Bond Fund

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GMO Implementation Fund

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GMO Risk Premium Fund

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GMO Special Opportunities Fund

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GMO Taiwan Fund

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GMO U.S. Treasury Fund

“Investment in Other GMO Funds,” beginning on page 106 of this Prospectus, provides information about the GMO Funds listed above that are not Institutional Funds.
Investments in GMO U.S. Treasury Fund and Unaffiliated Money Market Funds.   Each of the Institutional Funds may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
Benchmarks.   Fund benchmarks (if any) and other comparative indices listed in the “Average Annual Total Returns” table in the Fund summaries are described under “Fund Benchmarks and Comparative Indices.” In some cases, a Fund’s summary states that a Fund seeks total return greater than that of its benchmark. Neither the Funds nor GMO can provide any assurance that this goal will be achieved. A Fund’s benchmark is stated as of the date of this Prospectus and may be changed without notice to shareholders.
Supplemental Performance and Volatility Information Relating to Benchmark-Free Allocation Series Fund and SGM Major Markets Series Fund.   For additional information regarding each Institutional Fund’s historical volatility, please see “Supplemental Performance and Volatility Information” beginning on page 122 of this Prospectus.
Fee and Expense Information. The following paragraphs contain additional information about the fee and expense information included in the Fund summaries.
Annual Fund Operating Expenses – Other Expenses and Acquired Fund Fees and Expenses.   The amounts listed under “Other expenses” in the “Annual Fund operating expenses” table included in each Fund’s summary generally reflect direct expenses associated with an investment in a Fund and its corresponding Institutional Fund for the fiscal year (or shorter period since the commencement of a Fund’s operations, if applicable) ended February 28, 2017 or an annualized estimate of direct expenses associated with an investment in a Fund and its corresponding Institutional Fund for the Fund’s initial fiscal year, and include administration and certain other fees and expenses (e.g., state registration fees) of the Fund. An Institutional Fund may invest in other GMO Funds as well as exchange-traded funds (ETFs) and other pooled investment vehicles (collectively, the “acquired funds”), and the indirect net expenses associated with the Institutional Fund’s investment (if any) in acquired funds are reflected in “Other expenses” if those expenses are less than 0.01% of the average net assets of the Institutional Fund. If the indirect net expenses associated with an Institutional Fund’s investment in acquired funds (“acquired fund fees and expenses”) are 0.01% or more of the Institutional Fund’s average net assets, these expenses are reflected in the “Annual Fund operating expenses” table under “Acquired fund fees and expenses.” Acquired fund fees and expenses do not include expenses associated with investments in the securities of unaffiliated companies unless those companies hold themselves out to be investment companies. Acquired fund fees and expenses generally are based on expenses incurred by the Institutional Fund for the fiscal year ended February 28, 2017, and actual indirect expenses will vary depending on the particular acquired funds in which the Institutional Fund invests.
Fee and Expense Examples.   The expense example under “Example” included in each Fund’s summary assumes that a shareholder reinvests all dividends and distributions, if any.
Fixed Income Series Funds.   The Fixed Income Series Funds invest substantially all of their assets in corresponding Institutional Funds. These Institutional Funds, together with GMO Asset Allocation Bond Fund and GMO U.S. Treasury Fund (collectively, the “GMO Bond Funds”), invest substantially all of their assets in fixed income securities. Many of the GMO Bond Funds invest in other GMO Funds. In particular, pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), many of the GMO Bond Funds invest in GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund, and GMO U.S. Treasury Fund. For information regarding these GMO Funds, see “Investment in Other GMO Funds” beginning on page 106 of this Prospectus.
Credit Quality.   For purposes of this Prospectus, the term “investment grade” refers to a rating of Baa3/P-2 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB-/A-2 or better by S&P Global Ratings (“S&P”) and the term “below investment grade” refers to any rating by Moody’s or by S&P below those ratings. Fixed income securities rated below investment grade are commonly referred to as high yield or “junk” bonds. In addition, in this Prospectus, securities and commercial paper that are rated Aa/P-1 or better by Moody’s or AA/A-1 or better by S&P are sometimes referred to as “high quality.” Securities referred to in this Prospectus as investment grade, below investment grade, or high quality, include securities rated by Moody’s, S&P or both, and other securities (including securities that are unrated or rated by ratings organizations other than Moody’s and S&P) that GMO determines have comparable credit qualities.
Duration.   For purposes of this Prospectus, the term “duration” refers to the weighted measure of interest rate sensitivity of a fixed income security. GMO employs a variety of techniques to adjust the sensitivity of a GMO Bond Fund’s net asset value to changes in interest rates. This sensitivity is often measured by, and correlates with, the estimated interest rate duration of a Fund’s portfolio. For example, the value of an investment with a duration of five years decreases by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years increases by approximately 6% with every 1% decrease in interest rates. In many cases, the “Principal investment strategies” section of a Fixed Income Series Fund’s summary section provides the Institutional Fund’s dollar-weighted average interest rate duration. GMO estimates that duration by aggregating the durations of the Fund’s direct and indirect individual holdings and weighting each holding based on its market value. Duration needs to be estimated when the obligor is required to prepay principal or interest on a fixed income security and the payments are not denominated in U.S. dollars. GMO may significantly alter the duration of a Fund by using derivatives.
Asset Allocation Series Funds.   Benchmark-Free Allocation Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Equity Allocation Series Fund, and International Developed Equity Allocation Series Fund (collectively, the “Asset Allocation Series Funds”) invest in corresponding Institutional Funds (collectively, the “GMO Asset Allocation Funds”), which in turn invest primarily in other GMO Funds. Several GMO Funds in which the GMO Asset Allocation Funds invest themselves invest a substantial portion of their assets in other GMO Funds. As a result, the GMO Asset Allocation Funds are exposed to all of the risks of not only the GMO Funds in which they invest but also the GMO Funds in which those Funds invest. For more information regarding these GMO Funds, see “Investment in Other GMO Funds” beginning on page 106 of this Prospectus.
Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions. The Funds normally do not take temporary defensive positions.
The following paragraphs provide additional information about whether, and to what extent, the Institutional Funds and certain other GMO Funds take temporary defensive positions.
GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Implementation Fund, and the GMO Bond Funds (other than GMO Emerging Country Debt Fund and GMO U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the GMO Bond Funds have previously taken temporary defensive positions.
To the extent a Fund or its Institutional Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund or its Institutional Fund may not achieve its investment objective.
Potential Overexposure/Underexposure to Investments.    A Fund may be deemed to have received a purchase or redemption request (e.g., a transaction placed through the National Securities Clearing Corporation (“NSCC”) or an agent of the Trust) prior to actual receipt by the Fund of the transaction details. In such cases, a Fund may temporarily be underexposed (in the case of a large purchase order) or overexposed or leveraged (in the case of a large redemption order) to the Fund’s intended investment program, leading to underperformance when the Fund is underexposed in a rising market or increased losses when a Fund is overexposed (leveraged) in a falling market. The impact of this underexposure or overexposure to investments can be significant, particularly when the purchase or redemption activity is large relative to the size of the Fund.
Fund Codes.   See “Fund Codes” on the inside back cover of this Prospectus for information regarding each Fund’s ticker, news-media symbol, and CUSIP number.
This Prospectus does not offer shares of the Trust in any state where they may not lawfully be offered. Other than Class R6 shares of Benchmark-Free Allocation Series Fund and Global Asset Allocation Series Fund, shares of the Funds are not available for purchase in Montana, Nebraska, or Oklahoma.

DESCRIPTION OF PRINCIPAL RISKS
The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.
	Multi- Asset Class Series Funds		Absolute Return Series Fund	Equity Series Funds							Fixed Income Series Funds
				Global Equity Series Funds		International Equity Series Funds			U.S. Equity Series Fund	Emerging Markets Equity Series Fund
	Benchmark-Free Allocation Series Fund	Global Asset Allocation Series Fund	SGM Major Markets Series Fund	Global Equity Allocation Series Fund	Quality Series Fund	International Equity Allocation Series Fund	International Developed Equity Allocation Series Fund	Foreign Series Fund	U.S. Equity Allocation Series Fund	Emerging Countries Series Fund	Core Plus Bond Series Fund	Emerging Country Debt Series Fund
Commodities Risk	•	•	•
Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•	•
Credit Risk	•	•	•	•		•	•				•	•
Currency Risk	•	•	•	•	•	•	•	•		•	•	•
Derivatives and Short Sales Risk	•	•	•	•	•	•	•	•	•	•	•	•
Focused Investment Risk	•	•	•	•	•	•	•	•	•	•	•	•
Fund of Funds Risk	•	•	•	•	•	•	•	•	•	•	•	•
Futures Contracts Risk	•	•	•								•
Illiquidity Risk	•	•	•	•	•	•	•	•	•	•	•	•
Large Shareholder Risk	•	•	•	•	•	•	•	•	•	•	•	•
Leveraging Risk	•	•	•	•	•	•	•	•	•	•	•	•
Management and Operational Risk	•	•	•	•	•	•	•	•	•	•	•	•
Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•
Market Risk – Asset-Backed Securities	•	•	•								•	•
Market Risk – Equities	•	•	•	•	•	•	•	•	•	•	•
Market Risk – Fixed Income	•	•	•	•		•	•				•	•
Merger Arbitrage Risk	•	•
Non-Diversified Funds	•	•	•	•	•	•	•	•		•	•	•
Non-U.S. Investment Risk	•	•	•	•	•	•	•	•		•	•	•
Small Company Risk	•	•		•	•	•	•	•	•	•	•

Investing in mutual funds involves many risks. Factors that may affect a particular Fund’s portfolio as a whole, called “principal risks,” are discussed briefly in each Fund’s summary and in additional detail in this section. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section describes the principal risks and some related risks but does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time. The SAI includes more information about the Funds and their investments.
Because each Fund invests substantially all of its assets in an Institutional Fund, the most significant risks of investing in a Fund are the risks to which the Fund is exposed through its corresponding Institutional Fund, which include the principal risks summarized below. In addition to the risks to which each Fund is exposed through investment in its corresponding Institutional Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of its corresponding Institutional Fund. As indicated in the Fund summaries and in the “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses” section of this Prospectus, references in this section to investments made by a Fund include those made by its corresponding Institutional Fund.
An investment in a Fund, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor’s overall investment program. An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•    COMMODITIES RISK.   Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.
•    COUNTERPARTY RISK.   Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.
Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).
The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.
Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).
•    CREDIT RISK.   This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”
All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.
In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.
Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.
As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.”
The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.
The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.
Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”), which are defined in this Prospectus under “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Fixed Income Series Funds.” The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.
•    CURRENCY RISK.   Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”
Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”
Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.
Derivative transactions in foreign currencies (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).
•    DERIVATIVES AND SHORT SALES RISK.   All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (OTC) contracts. The SAI describes the various types of derivatives in which the Funds invest and how they are used in the Funds’ investment strategies.
The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.
A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.
Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.
A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.” A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. See “Distributions and Taxes.” In addition, the SEC has proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”), regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.
Derivatives Regulation.   The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.
Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.
Options.   Some GMO Funds, particularly GMO Risk Premium Fund, are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a GMO Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.
National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a GMO Fund’s ability to purchase or write options on a particular security.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a GMO Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.
Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See “Distributions and Taxes” for more information.
Short Investment Exposure.   Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency.
Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Description of Principal Risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.
•    FOCUSED INVESTMENT RISK.   Funds with investments that are focused in particular countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.
A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers.
Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk.”
Because GMO Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile (particularly in the short term) than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Projects in the natural resources sector may take extended periods of time to complete, and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, companies in the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, companies in the natural resources sector can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. GMO Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because GMO Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.
Because GMO Climate Change Fund focuses its investments in securities of companies involved in climate change-related industries, it will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of mutual funds that are more diversified. GMO Climate Change Fund is particularly exposed to such factors as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments (such as potential cut-backs on funding for the Environmental Protection Agency and other policies and actions by the Trump administration). Companies involved in alternative fuels also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. In addition, scientific developments, such as breakthroughs in the remediation of global warming or changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by the level or pace of technological change in industries focusing on energy, pollution control and mitigation of global warming. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries are in the early stages of operation and have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries. Because GMO Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.
•    FUND OF FUNDS RISK.   Because each Fund invests substantially all of its assets in an Institutional Fund, which may invest in other series of GMO Trust (“underlying GMO Funds”), closed-end funds, money market funds, ETFs and other investment companies (collectively, “underlying funds”), the Funds are exposed to the risk that the Institutional Funds or the underlying funds will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the underlying funds are exposed.
Because, absent reimbursement, a Fund bears the fees and expenses of its corresponding Institutional Fund (including purchase premiums and redemption fees, if any), and the Institutional Fund bears the fees and expenses of the underlying funds in which it invests, the Fund and its corresponding Institutional Fund will incur additional expenses when investing in underlying funds. In addition, total Fund expenses will increase if an Institutional Fund increases its fees or incurs additional expenses, or when an Institutional Fund makes a new or further investment in underlying funds with higher fees or expenses than the average fees and expenses of the underlying funds then in the Institutional Fund’s portfolio.
Because some underlying GMO Funds (e.g., many of the GMO Bond Funds) invest a substantial portion of their assets in other underlying GMO Funds (pursuant to an exemptive order obtained from the SEC), the GMO Asset Allocation Funds have more tiers of investments than funds in many other mutual fund groups and therefore may be subject to greater fund of funds risk. In addition, to the extent a Fund and its corresponding Institutional Fund invest in shares of underlying GMO Funds, they are indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one underlying fund may be purchasing securities of an issuer whose securities are being sold by another underlying fund, resulting in a Fund that holds each underlying fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.
Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”
See “Taxes” in the SAI for more information about the tax consequences of a Fund’s investments in underlying funds.
•    FUTURES CONTRACTS RISK.   The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.
A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may have to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.
The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives, which may adversely affect the market liquidity of the futures contracts, options, and economically equivalent derivatives in which a Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.
Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.
•    ILLIQUIDITY RISK.   Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value (see “Determination of Net Asset Value”), exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, TIPS have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.
A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.
In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.
A Fund’s, and particularly GMO Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.
•    LARGE SHAREHOLDER RISK.   To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.
To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.
•    LEVERAGING RISK.   The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio also will be leveraged if it exercises its right to delay payment on a redemption and can result in losses if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in many cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices (such as GMO SGM Major Markets Fund and GMO Emerging Domestic Opportunities Fund) for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.
A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.
Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.
•    MANAGEMENT AND OPERATIONAL RISK.   Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.
As described in the Fund summaries, for many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.
GMO relies heavily on quantitative models in making investment decisions for SGM Major Markets Series Fund. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.
There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.
The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.
•    MARKET DISRUPTION AND GEOPOLITICAL RISK.   The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program, as well as the rates or indices underlying a Fund’s investments.
While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.
War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Description of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

•    MARKET RISK.   All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:
Asset-Backed Securities.   Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk — Fixed Income” but to other market risks as well.
Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008.
As described under “Market Risk — Fixed Income,” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this Prospectus, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.
With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities and may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also will affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.
The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.
The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for GMO Opportunistic Income Fund, which has invested a substantial portion of its assets in asset-backed securities, and for the Funds that have invested a substantial portion of their assets in GMO Opportunistic Income Fund.
Equities.   Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of GMO Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, GMO Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when the markets associated with those indices rise sharply because of the Fund’s lack of exposure to the upside of those markets.
Fixed Income.   Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value (see “Determination of Net Asset Value”), exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.
A principal risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.
The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.
The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.
Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as GMO U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.
Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”
In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.
•    MERGER ARBITRAGE RISK.   Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.
If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains than otherwise would be the case.
•    NON-DIVERSIFIED FUNDS.   Some of the Funds invest substantially all of their assets in Institutional Funds that are not “diversified” investment companies within the meaning of the 1940 Act. This means the Institutional Funds are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”
The following Institutional Funds are not diversified investment companies within the meaning of the 1940 Act:
•
GMO SGM Major Markets Fund

•
GMO Emerging Countries Fund

•
GMO Quality Fund

•
GMO Core Plus Bond Fund

•
GMO Foreign Fund

•
GMO Emerging Country Debt Fund

In addition, each GMO Asset Allocation Fund and each GMO Bond Fund (other than GMO U.S. Treasury Fund) invests, and GMO Alpha Only Fund may invest, a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Except as otherwise noted in the Fund summaries of this Prospectus under “Principal investment strategies,” each of the GMO Asset Allocation Funds may invest without limitation in GMO Funds that are not diversified.
•    NON-U.S. INVESTMENT RISK.   Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).
A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. For information on possible special Australian and Singapore tax consequences of an investment in the Funds, see “Distributions and Taxes.”
Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.
In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).
The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.
•    SMALL COMPANY RISK.   Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.
MANAGEMENT OF THE TRUST
GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and administrative services to the Funds and other GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2017, GMO managed on a worldwide basis approximately $77.8 billion.
Subject to the oversight of the Trustees, GMO establishes and modifies when it deems appropriate the investment strategies of the Funds. In addition to its management of the Funds’ investment portfolios, GMO administers the Funds’ business affairs.
Each Fund invests substantially all of its assets in an underlying Institutional Fund. The Trustees may determine to change the Institutional Fund in which a Fund invests, in accordance with the Trust’s Agreement and Declaration of Trust, and will provide the Fund’s shareholders at least 60 days’ notice prior to implementing such a change. Information about the Institutional Funds is contained in a separate prospectus and statement of additional information (available at www.sec.gov).
With respect to GMO SGM Major Markets Fund (“SGM”), the Institutional Fund in which SGM Major Markets Series Fund invests, GMO has entered into a personnel sharing arrangement with GMO’s wholly-owned subsidiary, GMO Australia Limited and the GMO Australia Partnership (together, “GMO Australia”). Pursuant to this arrangement, some employees of GMO Australia may serve as dual officers and associated persons of GMO and in this capacity may provide investment management and other services to SGM. These individuals are identified in GMO’s Form ADV, a copy of which is on file with the SEC. See “Distributions and Taxes” for information regarding tax matters relating to the personnel sharing arrangement.
GMO is registered as an investment adviser with the SEC. GMO Australia is not registered as an investment adviser with the SEC.
GMO has retained its affiliate, GMO Singapore Pte. Limited, 1 Raffles Place, #53-00, Singapore 048616 (“GMO Singapore”), to assist GMO in furnishing an investment program for GMO Emerging Countries Fund (“ECF”), the Institutional Fund in which Emerging Countries Series Fund invests. GMO Singapore commenced operations in February 2003 and furnishes discretionary investment advisory services, predominantly to institutional clients. Pursuant to a sub-advisory agreement with GMO and ECF, GMO Singapore makes investment decisions for all or part of ECF’s portfolio, as determined by GMO. GMO (and not ECF) will pay a sub-advisory fee to GMO Singapore for its services at a rate equal to 10% of the management fees received by GMO under ECF’s investment management contract, net of any fee waiver or expense reimbursement obligations of GMO as may be in effect. A discussion of the basis for the Trustees’ approval of this sub-advisory agreement with GMO Singapore is included in ECF’s shareholder report for the period during which the Trustees approved that agreement. See “Distributions and Taxes” below for information regarding tax matters relating to the discretionary investment advisory services GMO Singapore provides to ECF.
Different GMO Investment Teams have primary responsibility for managing the investments of different Funds. Investment Teams may include personnel of both GMO and its affiliates, including GMO Singapore. Each Investment Team’s investment professionals work collaboratively and often share investment insights with, and benefit from the insights of, other Investment Teams. For example, the Global Equity Team and the Asset Allocation Team collaborate on performance forecasts for groups of equities. The table below identifies the Investment Teams and the Funds for which they are primarily responsible. The same Team is primarily responsible for the management of the Institutional Fund in which the applicable Fund invests.

Investment Team	Primary Responsibilities
Asset Allocation	Asset Allocation Series Funds
Developed Fixed Income	Fixed Income Series Funds (except Emerging Country Debt Series Fund)
Emerging Country Debt	Emerging Country Debt Series Fund
Emerging Markets Equity	Emerging Countries Series Fund
Focused Equity	Quality Series Fund
Global Equity	U.S. Equity Allocation Series Fund and Foreign Series Fund
Systematic Global Macro	SGM Major Markets Series Fund
The following table identifies the senior member(s) of the Investment Team(s) with primary responsibility for managing the investments of different Funds and the Institutional Funds and their title and business experience during the past five years. The Funds rely on their respective senior members to directly manage, or allocate to members of their Team responsibility for portions of the portfolios of, Funds for which they have responsibility, oversee the implementation of trades, review the overall composition of the Funds’ portfolios, including compliance with stated investment objectives and strategies, and monitor cash. To the extent a Fund invests in an underlying GMO Fund, the Fund relies on the senior member(s) of the underlying GMO Fund to carry out such responsibilities with respect to the underlying GMO Fund.
Funds	Senior Member	Title; Business Experience During Past 5 Years
Asset Allocation Series Funds1	Ben Inker	Head, Asset Allocation Team, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.
Emerging Countries Series Fund	Arjun Divecha	Head, Emerging Markets Equity Team, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993.
	Amit Bhartia	Portfolio Manager, Emerging Markets Equity Team, GMO Singapore. Mr. Bhartia has been responsible for providing portfolio management and research services to this and GMO’s other emerging markets equity portfolios since 1995.
	Warren Chiang	Portfolio Manager, Emerging Markets Equity Team, GMO. Mr. Chiang has been responsible for overseeing the portfolio management of these emerging markets equity portfolios since 2015. Previously, Mr. Chiang was Managing Director, Head of Active Equity Strategies at Mellon Capital Management.
Emerging Country Debt Series Fund	Tina Vandersteel	Head, Emerging Country Debt Team, GMO. Ms. Vandersteel has been in this role since October, 2015 (Co-Head from October 2015 through September 2016). Ms. Vandersteel has been responsible for providing research and portfolio management services for this and other emerging debt portfolios at GMO since 2004.
Fixed Income Series Funds (except Emerging Country Debt Series Fund)	Jason Hotra
Portfolio Manager, Developed Fixed Income Team, GMO. Mr. Hotra has been responsible for providing portfolio management services to GMO’s developed fixed income portfolios since 2015. Previously, Mr. Hotra was a portfolio manager at Convexity Capital Management.

	Greg Jones	Portfolio Manager, Developed Fixed Income Team, GMO. Dr. Jones has been responsible for providing portfolio management and research services to GMO’s developed fixed income portfolios since 2008.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Quality Series Fund	Thomas Hancock
Head, Focused Equity Team, GMO. Dr. Hancock was responsible for overseeing the portfolio management of GMO’s international developed market and global equity portfolios beginning in 1998 and was Co-Head of the Global Equity Team from 2009 to September 2015.

	Anthony Hene	Portfolio Manager, Focused Equity Team, GMO. Mr. Hene has been in this role since September 2015. Mr. Hene has been responsible for providing portfolio management and research services for this and other global equity portfolios at GMO since 1995.
SGM Major Markets Series Fund	Jason Halliwell	Head, Systematic Global Macro Team, GMO. Mr. Halliwell has been responsible for overseeing the portfolio management of GMO’s systematic global macro portfolios since 1999.
U.S. Equity Allocation Series Fund and Foreign Series Fund	Neil Constable	Head, Global Equity Team, GMO. Dr. Constable has been responsible for providing portfolio management and research services to GMO’s global equity portfolios since 2006.
1 In the case of Benchmark-Free Allocation Series Fund, a substantial portion of the assets of its Institutional Fund is typically invested in GMO Implementation Fund (see “Investment in Other GMO Funds — GMO Implementation Fund” beginning on page 113 of this Prospectus), where allocations among asset classes are made by the Asset Allocation Team and specific security selections are made primarily by other Investment Teams in collaboration with the Asset Allocation Team. For example, the Global Equity Team selects equity securities within GMO Implementation Fund.
The SAI contains information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of the Funds and other GMO Funds for which they have responsibility.
Management Fees
The Funds do not pay GMO a fee for investment management services, but, as a shareholder of the corresponding Institutional Fund, each Fund bears a pro rata portion of such Institutional Fund’s expenses. Each Institutional Fund paid GMO a management fee equal to the percentage of the Institutional Fund’s average daily net assets (after waivers and/or reimbursements) for each class of shares during its fiscal year ended February 28, 2017, set forth in the table below:
Institutional Fund	% of Average Net Assets
GMO Benchmark-Free Allocation Fund	0.51%
GMO Global Asset Allocation Fund	0.00%*
GMO SGM Major Markets Fund	0.81%
GMO Global Equity Allocation Fund	0.00%*
GMO Quality Fund	0.31%
GMO International Equity Allocation Fund	0.00%*
Institutional Fund	% of Average Net Assets
GMO International Developed Equity Allocation Fund	0.00%*
GMO Foreign Fund	0.37%
GMO U.S. Equity Allocation Fund	0.29%
GMO Emerging Countries Fund	0.00%
GMO Core Plus Bond Fund	0.00%
GMO Emerging Country Debt Fund	0.35%

*
These Institutional Funds do not charge management fees directly but pay the management fees charged by the underlying Fund(s) in which they invest.

A discussion of the basis for the Trustees’ approval of each Fund’s investment management contract is included in the Fund’s shareholder report for the period during which the Trustees approved that contract, except that, in the case of a new Fund, a discussion for the basis for the Trustees’ approval of the Fund’s initial investment management contract is or (when available) will be included in the Fund’s initial shareholder report.
Expense Reimbursement
GMO has contractually agreed to reimburse each Fund for state registration fees to the extent that they are borne by the Fund. The Funds’ contractual expense limitations will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Administration Fees
Each Fund pays GMO an administration fee at a maximum annual rate of 0.20% of that Fund’s average daily net asset value; provided that if a Fund invests substantially all of its assets in Class III shares of an Institutional Fund, such fee in respect of Class R4, Class R5 and Class R6 shares shall be reduced to an annual rate of 0.05%; and provided further that if a Fund invests substantially all of its assets in a class of shares of an Institutional Fund other than Class III shares, such fee rate in respect of Class R4, Class R5 and Class R6 shares shall be reduced by the shareholder service fee rate charged by that class of shares of the Institutional Fund. The administrative services provided by GMO in return for the administration fee may include, without limitation, the following: (i) with respect to Class PS shares, arranging and paying for the provision of sub-transfer agency, recordkeeping, and related administrative services to retirement plan participants and other investors who hold Class PS shares through an omnibus account; and (ii) with respect to all classes of shares, processing aggregated purchase and redemption orders for shareholders of record; coordinating operation of the National Security Clearing Corporation’s Fund/SERV system with intermediary platforms; providing information about and processing dividend payments; assisting with the production and distribution of shareholder communications to shareholders of record such as proxies, shareholder reports, and dividend and tax notices; preparing tax returns and related documentation; assisting with the production of registration statements; paying the Trust’s registration fees pursuant to Section 24(f)(2) of the 1940 Act; providing assistance with respect to the audits of the Funds; establishing and maintaining certain information about the shares on an internet site; maintaining certain of the Trust’s records; preparing and submitting reports to various regulatory agencies; preparing and submitting reports and meeting materials to the Trustees of the Trust and to existing shareholders; supervising, negotiating, and administering contractual arrangements with (to the extent appropriate) and monitoring the performance of, third-party accounting agents, custodians, depositories, transfer agents (but not sub-transfer agents, recordkeepers and related administrative service providers described in (i) above), pricing agents, independent accountants and auditors, attorneys, printers, insurers, and other persons in any capacity deemed to be necessary or desirable to Trust or Fund operations; providing direct client service, maintenance, and reporting to platform sponsors, retirement plans, and other shareholders of record, such services to include, without limitation, professional and informative reporting, recordholder account information, access to analysis and explanation of Fund reports, and assistance in the correction and maintenance of recordholder account information, and otherwise maintaining the relationships with the recordholders; furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value, shareholder services, and fund accounting services for the Fund being supplied by other service providers as the Fund may engage from time to time); and providing individuals affiliated with GMO to serve as officers of the Trust and paying all salaries, fees, and expenses of such officers and Trustees of the Trust who are affiliated with GMO. GMO may retain third parties to provide some or all of the administrative services and has retained State Street Bank to assist it in providing administrative support services. With respect to the services provided to Class PS shares described in (i) above, third party intermediaries are selected by the adviser to, or sponsor of, retirement plan or other omnibus account investors, and GMO’s responsibilities are limited to negotiating the contract and facilitating payment of the agreed upon fee.
As noted, the services provided by GMO to Class PS shares include sub-transfer agency, recordkeeping and related administrative services. These services are not primarily intended to result in the sale of Fund shares, but are intended to provide ongoing services to shareholders investing through third-party platforms. The payments to GMO by Class PS shares are, however, made pursuant to a service plan (the “Service Plan”) that has been adopted pursuant to the provisions of Rule 12b-l under the 1940 Act so as to ensure compliance with relevant regulations in the event payment for those services is nonetheless deemed to constitute the direct or indirect financing of distribution by a Fund of its Class PS shares.
Custodians and Fund Accounting Agents
State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of the Asset Allocation Series Funds, SGM Major Markets Series Fund, Quality Series Fund, U.S. Equity Allocation Series Fund, and the Fixed Income Series Funds.
Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian and fund accounting agent on behalf of the Foreign Series Fund and Emerging Countries Series Fund.
Transfer Agent
State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.
Additional Information
The Trust has contractual arrangements with various parties, including, among others, the Funds' investment manager, shareholder service provider, custodians and fund accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI, nor any contract that is an exhibit to the Trust’s registration statement is intended to, and does not, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that those laws do not permit to be waived.
The Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), provides that shareholders shall not have the right to bring or enforce certain types of claims except as provided in the Trust’s by-laws, if any, or expressly provided by law and not permitted to be waived. The Declaration of Trust also provides that no shareholder shall have the right to bring or maintain any court action, proceeding, or other claim on behalf of the Trust (including but not limited to any putative class action) without first making a written demand on the Trustees, and that any decision by the Trustees in such matters is binding on all shareholders. The Declaration of Trust further provides that it is to be governed by and construed and administered according to the laws of Massachusetts and that, absent the consent of all parties, the sole and exclusive forum for many types of claims involving the Trust shall be the federal courts sitting within the City of Boston or the Business Litigation Session of the Massachusetts Superior Court. Please see the SAI for additional information regarding the provisions of the Declaration of Trust. A copy of the Declaration of Trust, as amended from time to time, has been filed with the SEC as an exhibit to the Trust’s registration statement, and is available on the EDGAR database on the SEC’s website at www.sec.gov.
“GMO”, the GMO logo, and “Benchmark-Free” are service marks of Grantham, Mayo, Van Otterloo & Co. LLC. All rights reserved.
MULTIPLE CLASSES
The Funds offer Class R4, Class R5, Class R6, and Class PS shares. The Funds’ fees and expenses are described below. As discussed in detail below under “Sub-transfer Agent/Recordkeeping Payments,” the primary difference between the share classes is the amount and manner of payments that each class pays to GMO or to third parties for providing these services to retirement plan participants and other investors who invest in a Fund through an omnibus account.
Expenses
Shareholders of the Funds do not pay any transaction-based expenses directly to the Fund, as shares of the Fund are sold without an initial sales charge or a contingent deferred sales charge upon redemption. Certain Institutional Funds and underlying funds charge purchase premiums and/or redemption fees. These amounts are retained by the relevant Institutional Fund or underlying fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Institutional Fund or underlying fund as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. An Institutional Fund or underlying fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time. To the extent that a Fund invests in an Institutional Fund that charges purchase premiums and/or redemption fees, the Fund will pay those costs when it buys and sells shares of the Institutional Fund.
The costs of managing, administering, and operating the Fund are spread among each class of shares. These costs cover such things as a Fund’s allocable share of the expenses of its corresponding Institutional Fund and administration and certain other fees and expenses (e.g., state registration fees) of the Fund, and are reflected in each Fund’s “Annual Fund operating expenses” table in the Fund summaries.
Sub-transfer Agent/Recordkeeping Payments
Plan fiduciaries may wish to consider the fees paid by each class for sub-transfer agent/recordkeeping services in evaluating the services provided by, and fees paid to, plan recordkeepers and administrators.
Class R4 and Class R5 Shares.
Sub-transfer agent/recordkeeping payments are made by Class R4 and Class R5 shares of the Funds to unaffiliated third parties (e.g., financial intermediaries) for providing sub-transfer agency, recordkeeping, and other administrative services to retirement plan participants and other investors who hold shares of the Funds through an omnibus account. The amount paid for sub-transfer agent/recordkeeping services will vary depending on the share class selected for investment by the retirement plan sponsor or other financial intermediary. Class R4 shares pay for sub-transfer agent/recordkeeping services at a maximum annual rate of 0.25% of Class R4’s average daily net assets. Class R5 shares pay for sub-transfer agent/recordkeeping services at a maximum annual rate of 0.10% of Class R5’s average daily net assets.
Sub-transfer agent/recordkeeping payments by Class R4 shares and Class R5 shares are made pursuant to a distribution and service plan under Rule 12b-1 (the “12b-1 Plan”). The payments made under the 12b-1 Plan are reflected in the Funds’ “Annual Fund operating expenses” tables in the Fund summaries under the caption “Distribution and service (12b-1) fee.” By adopting the 12b-1 Plan, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its shares, to the extent that a portion of the sub-transfer agent/recordkeeping payments are characterized as such.
Because fees paid under the 12b-1 Plan are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Class R6 Shares
Class R6 shares do not make payments to third parties for sub-transfer agent/recordkeeping services.
Class PS Shares
The services provided by GMO to Class PS shares include sub-transfer agency, recordkeeping and related administrative services. These services are not primarily intended to result in the sale of Fund shares, but are intended to provide ongoing services to shareholders investing through third-party platforms. The payments to GMO are, however, made pursuant to the Service Plan, which has been adopted pursuant to the provisions of Rule 12b-l under the 1940 Act so as to ensure compliance with relevant regulations in the event payment for those services is nonetheless deemed to constitute the direct or indirect financing of distribution by a Fund of its Class PS shares.
Because fees paid under the Service Plan are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Conversion Privileges
Shareholders of record may be able to convert between the different classes of shares of a Fund if they satisfy eligibility requirements for the other class, if any. If a shareholder converts from one share class to another share class of a Fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. For U.S. federal income tax purposes, to the extent a client is invested in a Fund through a taxable account, the conversion of a client’s investment from one class of shares of that Fund to another class of shares of that same Fund is not intended to result in the recognition of gain or loss in the shares that are converted. In this case, the client’s tax basis in the new class of shares immediately after the conversion will equal the client’s basis in the converted shares immediately before conversion, and the holding period of the new class of shares will include the holding period of the converted shares.
Exchange Privileges
Shareholders may be able to exchange shares of a Fund for any class of shares of another Fund if they satisfy eligibility requirements for the other Fund, if any. If a shareholder exchanges shares of a Fund for shares of another Fund, the transaction will be based on the respective net asset value of each Fund as of the trade date for the exchange. Consequently, the exchanging shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the shares held after the exchange. Unless you are investing through a tax-qualified retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Distributions and Taxes” below for more information).
DETERMINATION OF NET ASSET VALUE
The net asset value or “NAV” of each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. Current net asset values per share for each series of GMO Series Trust are available at www.gmo.com.
The NAV per share of a class of shares of a Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined (and accordingly, transactions in shares of the Funds are not processed) on any days when the NYSE is closed for business and, in some cases, on days when markets in which a Fund has significant investments are closed (for example, NAVs for the Fixed Income Series Funds and SGM Major Markets Series Fund are not determined (and accordingly transactions in shares of the Fixed Income Series Funds and SGM Major Markets Series Fund are not processed) on days when either the NYSE or the U.S. bond markets are closed). In addition, to the extent a Fund or Institutional Fund holds portfolio securities listed on exchanges (e.g., non-U.S. exchanges) that are open for trading on days when the Fund’s NAV is not determined (e.g., a U.S. holiday on which the NYSE is closed), the net value of the Fund’s or Institutional Fund’s assets may change significantly on days when shares cannot be redeemed.
A Fund may elect not to determine NAV on days when none of its shares are tendered for redemption and it accepts no orders to purchase its shares.
Because the Funds invest substantially all of their assets into corresponding Institutional Funds, each Fund’s NAV is calculated based upon the NAV of its corresponding Institutional Fund. Like the Funds, the Institutional Funds’ NAVs are determined as of the close of regular trading on the NYSE. Following is a description of how the value of an Institutional Fund’s investments and any investments by the Fund in addition to its investments in an Institutional Fund are generally determined:
Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available:
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Last sale price or

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Official closing price or

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Most recent quoted price published by the exchange (if no reported last sale or official closing price) or

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Quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange)

(Also, see discussion in “‘Fair Value’ pricing” below.)

Exchange-traded options:
•
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions

Cleared derivatives:
•
Price quoted (which may be based on a model) by the relevant clearing house (if an updated quote for a cleared derivative is not available by the time that a Fund calculates its NAV on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house)

OTC derivatives:
•
Price generally determined by an industry standard model

Unlisted non-fixed income securities for which market quotations are readily available:
•
Most recent quoted price

Fixed income securities (includes bonds, loans, loan participations, asset-backed securities, and other structured notes):
•
Most recent price supplied by a specific relevant pricing source determined by GMO (if a reliable updated price for a fixed income security is not available by the time that a Fund calculates its NAV on any business day, the Fund will generally use the most recent reliable price to value that security)

Note: Reliable prices, including reliable quoted prices, may not always be available. When they are not available, the Funds or Institutional Funds may use alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).
Shares of other GMO Funds and other open-end registered investment companies:
•
Most recent NAV

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time a Fund calculates its NAV on any business day, the Fund will generally use the last quoted price so long as GMO believes that the quoted price continues to represent that security’s fair value.
In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.
The prices of non-U.S. securities quoted in foreign currencies, foreign currency balances, and the value of non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Eastern time, at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing NAV.
Although GMO normally does not evaluate pricing sources for the Institutional Funds on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by an Institutional Fund.
“Fair Value” pricing:
For all other assets and securities, including derivatives, and in cases where quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, the Funds’ and the Institutional Funds’ investments are valued at “fair value,” as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.
With respect to the Funds’ and the Institutional Funds’ use of  “fair value” pricing, you should note the following:
▶
In some cases, a significant percentage of a Fund’s or an Institutional Fund’s assets may be “fair valued.” Factors that may be considered in determining “fair value” include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund’s or an Institutional Fund’s NAV is calculated, other news events, and significant unobservable inputs (including a Fund’s or an Institutional

Fund’s own assumptions in determining the fair value of investments). Because of the uncertainty inherent in fair value pricing, the price determined for a particular security may be materially different from the value realized upon its sale.
▶
The valuation methodologies described above are modified for equities that trade in non-U.S. securities markets which close prior to the close of the NYSE due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close.

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A Fund’s or an Institutional Fund’s use of fair value pricing may cause the Fund’s returns to differ from those of its benchmark or other comparative index or indices more than would otherwise be the case. For example, a Fund may fair value its international equity holdings as a result of significant events that occur after the close of the relevant market and before the time the Fund’s or the Institutional Fund’s NAV is calculated. In these cases, the benchmark or index may use the local market closing price, while the Fund or the Institutional Fund uses an adjusted “fair value” price.

NAME POLICIES
To comply with SEC rules regarding the use of descriptive words in a fund’s name, some Funds have adopted policies (which apply at the time of investment, unless stated otherwise) of investing at least 80% of the value of their net assets plus the amount of any borrowings made for investment purposes, through their Institutional Fund, in specific types of investments, industries, countries, or geographic regions (collectively, the “Name Policies”). Those Name Policies are described in the “Principal investment strategies” section of their summaries.
A Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with a Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund’s investments be “tied economically” to that country or region. For purposes of this Prospectus, an investment is “tied economically” to a particular country or region if, at the time of purchase, it is (i) in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) traded principally in that country or region; or (iii) in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. An Institutional Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, by purchasing securities of another GMO Fund or investing in derivatives or synthetic instruments with underlying assets that have economic characteristics similar to investments tied economically to a particular industry, country, or geographic region. Funds with the term “international” or “global” included in their names have not adopted formal Name Policies with respect to those terms but typically invest in investments that are tied economically to, or seek exposure to, a number of countries throughout the world. GMO relies on publicly available information and third-party data to monitor compliance with Name Policies. If that information is inaccurate or incomplete, GMO’s ability to monitor compliance with a Fund’s Name Policy would be impaired.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds have established a policy with respect to disclosure of their portfolio holdings. That policy is described in the SAI. The Funds’ portfolio holdings are available quarterly on the SEC’s website when the Funds file a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) or such other forms as required by the 1940 Act.
The Institutional Funds or GMO may suspend the posting of portfolio holdings of one or more of the Institutional Funds, and the Institutional Funds may modify the disclosure policy, without notice to shareholders. Once posted, an Institutional Fund’s portfolio holdings typically will remain available on the website at least until the Institutional Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.
HOW TO PURCHASE SHARES
Each class of shares is primarily available for purchase by eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans) whose accounts are maintained by the Funds at an omnibus level, Section 529 plans, and other accounts. At the discretion of GMO, other investors may be permitted to invest in Fund shares.
In general, shareholders of record may purchase shares of a Fund on days when the NYSE is open for business and when markets in which a Fund has significant investment exposure are open for business (for example, in the case of a Fixed Income Series Fund or SGM

Major Markets Series Fund, on days when the U.S. bond markets also are open for business). The Funds may authorize one or more brokers or agents to receive purchase orders on their behalf. Such brokers and agents may be authorized to designate other intermediaries to receive purchase orders on the Funds’ behalf.
Retirement plan participants and other investors purchasing a Fund’s shares through a financial intermediary may establish an account and add shares of a Fund to an account by contacting the plan administrator or other financial intermediaries designated by the Fund or the plan administrator. The plan administrator or designated financial intermediaries will conduct the transaction or provide investors purchasing shares through them with the means to conduct the transaction themselves.
There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of a Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.
The Trust or its agents may reject a purchase order for any reason. The plan administrator or other financial intermediary, broker, or agent may impose transaction fees and other restrictions (in addition to those described in this Prospectus) for purchasing a Fund’s shares through them.
The Trust will typically not accept a purchase order unless an Internal Revenue Service (“IRS”) Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for non-U.S. shareholders) with a correct taxpayer identification number (if required) is on file with, and that W-9 or W-8 is deemed to be in good order by, the Trust’s withholding agent, State Street Bank and Trust Company. The Trust, its agent or a financial intermediary may require additional tax-related certifications, information or other documentation from you in order to comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act. If you do not provide such IRS forms and other certifications, information or necessary documentation, you may be subject to withholding taxes on distributions or proceeds received upon the sale, exchange or redemption of your Fund shares. Neither the Funds nor GMO shall be responsible or liable for any amounts subject to tax withholding. For more information on these rules, see “Taxes” in the SAI. Please consult your tax adviser to ensure all tax forms provided to the Trust or its agent are completed properly and maintained, as required, in good order. GMO and/or its agents have the right to decide when a completed form is in good order.
Purchase Policies.   The plan administrator or other financial intermediary is responsible for transmitting a purchase order in good order to the Trust or its agent to avoid the purchase order being rejected. Investors who have entered into agreements with the Trust may purchase shares through the National Securities Clearing Corporation (“NSCC”). In general, a purchase order sent outside of the NSCC from a record holder of a Fund’s shares is in “good order” if it includes:
•
The name of the Fund being purchased;

•
The U.S. dollar amount of the shares to be purchased;

•
The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) (the “Cut-off Time”) on that date);

•
The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and

•
The signature of an authorized signatory as identified in the GMO Series Trust Application or subsequent authorized signers list.

For retirement accounts, additional information regarding contributions typically is required.
If payment in full (in U.S. funds paid by check or wire or, when approved, by securities) is not received prior to the Cut-off Time on the intended purchase date, the order may be rejected or deferred until payment in full is received unless prior arrangements for later payment have been approved by GMO.
If a purchase order is received in good order by the Trust or its agent, together with payment in full, prior to the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share of the class of Fund shares being purchased determined on that day. If that order is received after the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share of the class of Fund shares to be purchased determined on the next business day that the NYSE is open. Purchase orders received on days when a Fund does not determine its NAV will not be accepted until the next day on which the Fund’s NAV is determined. In the case of a Fixed Income Series Fund or SGM Major Markets Series Fund, purchase orders that are received on days when either the NYSE or the U.S. bond markets are closed will not be accepted until the next day on which both the NYSE and the U.S. bond markets are open, and the purchase price will be the net asset value per share of the class of Fund shares to be purchased determined on that day. For plan participants or other investors submitting their purchase orders through a plan administrator or other financial intermediary, the specific requirements for good order depend on the type of account and transaction and the method of purchase; please contact your financial intermediary for more information. The Trust and/or its agents reserve the right to reject any purchase order. In the event of a disaster affecting Boston, Massachusetts, you should contact GMO to confirm that your purchase order was received and is in good order.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor that opens an account and the Trust may require further identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
The Trust in its sole discretion and without notice may temporarily or permanently suspend sales of its shares to new investors and/or existing shareholders, change the categories of investors eligible to purchase any class of shares of a Fund, and change the minimum initial or subsequent investment requirements for any class of shares of a Fund.
Submitting Your Purchase Order Form.   Investors who have entered into agreements with the Trust can submit purchase orders through the NSCC. Shareholders of record also can submit completed purchase order forms by mail, facsimile, or other form of communication pre-approved by the Trust to the Trust at:
GMO Series Trust
c/o State Street Bank and Trust Company
Transfer Agency/GMO
Box 5493
Mail Code OHD0100
Boston, Massachusetts 02206
Facsimile: 1-617-937-0227
For purchase orders sent outside the NSCC, please send an email to gmooperationsta@statestreet.com to confirm that the Trust or its agent received, made a good order determination regarding, and accepted your purchase order form. Do not send cash, checks, or securities directly to the Trust. The Trust will be deemed to have received a purchase order when an agent receives the order. A purchase order submitted by mail or facsimile is “received” by the Trust when it is actually received by the Trust or its agent. The Trust is not responsible for purchase orders submitted but not actually received by the Trust or its agent for any reason, including purchase orders not received on account of a computer virus or other third-party interference.
Funding Your Investment.   Shareholders of record may purchase shares outside of the NSCC:
•
with cash (by means of wire transfer or check or other form of payment preapproved by GMO Shareholder Services)

▶
By wire.   Instruct your bank to wire your investment to:

State Street Bank and Trust Company, North Quincy, Massachusetts
ABA#: 011000028
Attn: Transfer Agent
Credit: GMO Series Fund Deposit Account 10111003
Further credit: GMO Series Fund – Fund name
▶
By check.   All checks must be made payable to the appropriate Fund or to GMO Series Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service:	By Overnight Courier:
State Street Bank and Trust Company	State Street Bank and Trust Company
Attn: GMO Transfer Agent	Attn: GMO Transfer Agent
Mail Stop OHD0100	1 Heritage Drive
Box 5493	Mail Stop OHD0100
Boston, Massachusetts 02206	North Quincy, Massachusetts 02171
•
in exchange for securities acceptable to GMO

▶
securities must be approved by GMO prior to transfer to the Fund.

▶
securities will be valued as set forth under “Determination of Net Asset Value.”

▶
you may bear any stamp or other transaction-based taxes or other costs arising in connection with the transfer of securities to the Fund.

•
by a combination of cash and securities

The Trust is not responsible for cash (including wire transfers and checks) or securities delivered in connection with a purchase of Fund shares until they are actually received by the Fund. A purchaser will not earn interest on any funds prior to their investment in a Fund.
Automatic Investment Plan.   If your plan administrator or financial intermediary has provided you with a means to establish an “automatic investment plan,” you may instruct your plan administrator or financial intermediary to automatically invest in a Fund. Contact the plan administrator or designated financial intermediary for instructions on how to establish an “automatic investment plan.”

Frequent Trading Activity.   As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to a Fund and its shareholders. Frequent trading strategies generally are strategies that involve repeated exchanges or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies can be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.
The Trustees have adopted procedures designed to detect and prevent frequent trading activity that could be harmful to a Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of non-U.S. securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to a Fund or its shareholders, the Procedures permit GMO to adopt various preventative measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. The Trust reserves the right to reject any order or terminate the sale of Fund shares at any time.
Shares of the Funds are distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their investors. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent the implementation of frequent trading strategies within those accounts is limited. GMO ordinarily seeks the agreement of a financial intermediary to monitor and restrict frequent trading in accordance with the Procedures. In addition, the Funds may rely on a financial intermediary to monitor and restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that could be harmful to a Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies.
HOW TO REDEEM SHARES
In general, shareholders of record may redeem a Fund’s shares on days when the NYSE is open for business and when markets in which a Fund has significant investment exposure are open for business (for example, in the case of a Fixed Income Series Fund or SGM Major Markets Series Fund, on days when the U.S. bond markets also are open for business). The Funds may authorize one or more brokers or agents to receive redemption orders on their behalf. Such brokers or agents may be authorized to designate other intermediaries to receive redemption orders on the Funds’ behalf.
Retirement plan participants and other investors holding shares of a Fund through a financial intermediary may sell shares of the Fund by contacting their plan administrator or the financial intermediary designated by the plan administrator. The plan administrator or designated financial intermediary will conduct the transaction, or provide investors holding shares through them with the means to conduct the transaction themselves. The plan administrator or other financial intermediary, broker, or agent may impose transaction fees and other restrictions (in addition to those described in this Prospectus) for redeeming a Fund’s shares through them.
Redemption Policies.    The plan administrator or other financial intermediary is responsible for submitting a redemption order in good order to avoid having it rejected by the Trust or its agent. Shareholders that have entered into agreements with the Trust may redeem shares through the NSCC. For transactions outside the NSCC, in general, a redemption order from a record holder of a Fund’s shares is in “good order” if it includes:
•
The name of the Fund being redeemed;

•
The number of shares or the dollar amount of the shares to be redeemed or the amount that the investor wants to receive;

•
The date on which the redemption is to be made (subject to receipt prior to the Cut-off Time on that date);

•
The name or the account number set forth with sufficient clarity to avoid ambiguity;

•
The signature of an authorized signatory as identified in the GMO Series Trust Application or subsequent authorized signers list; and

•
Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.

For retirement accounts, additional information regarding distributions typically is required.
If a redemption order is received in good order by the Trust or its agent prior to the Cut-off Time, the redemption price for the Fund shares being redeemed is the net asset value per share of the class of Fund shares being redeemed determined on that day. Redemption orders received on days when a Fund does not determine its NAV will not be accepted until the next day on which the Fund’s NAV is determined. In the case of each class of a Fixed Income Series Fund or SGM Major Markets Series Fund, redemption orders in good order that are received on days when either the NYSE or the U.S. bond markets are closed will not be accepted until the next day on which both the NYSE and the U.S. bond markets are open, and the redemption price will be the net asset value per share of the class of Fund shares being redeemed determined that day. If a redemption order is received after the Cut-off Time, the redemption price for the Fund shares to be redeemed will be the net asset value per share determined on the next business day that the NYSE is open, and, in the case of each class of the Fixed Income Series Funds or SGM Major Markets Series Fund, the next business day that the U.S. bond markets also are open. For plan participants and other investors submitting their redemption orders through a plan administrator or other financial intermediary, the specific requirements for good order depend on the type of account and transaction and the method of redemption; please contact your financial intermediary for more information. In the event of a disaster affecting Boston, Massachusetts, plan administrators and other financial intermediaries should contact GMO to confirm that your redemption order was received and is in good order.
Failure to provide the Trust or its agent with a properly authorized redemption order or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption order, delay in remittance of redemption proceeds, or a rejection of the redemption order.
In GMO’s sole discretion, a Fund may pay redemption proceeds wholly or partly in assets (selected by GMO) other than cash. In particular, if market conditions deteriorate and GMO believes an Institutional Fund’s redemption fee (if any) will not fairly compensate such Institutional Fund for transaction costs, the Fund may limit cash redemptions and use portfolio assets other than cash to pay the redemption price to protect the interests of all Fund shareholders. Redemptions paid with portfolio assets other than cash may require shareholders to enter into new custodial arrangements if they do not have accounts available for holding securities and other assets directly. In the event that a Fund makes a redemption with portfolio securities, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.
Redemption proceeds for investors who invest through eligible retirement plans or other financial intermediaries will be sent directly to the plan administrator or other financial intermediary. A Fund may take up to seven days to remit proceeds to the plan administrator or other financial intermediary.
Each Fund may suspend the right of redemption and may postpone payment for more than seven days:
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during periods when the NYSE is closed other than customary weekend or holiday closings;

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during periods when trading on the NYSE is restricted;

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during an emergency that makes it impracticable for a Fund to dispose of its securities or to fairly determine its net asset value; or

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during any other period permitted by the SEC.

The Funds typically expect to make a redemption payment on the first business day following the day on which a redemption request is received in good order prior to the Cut-off Time, regardless of the method used to make the payment (e.g., by check, wire, or automated clearing house). A Fund, however, may take up to seven days to make a redemption payment. A Fund may make redemption payments to shareholders at different times and in different forms (e.g., cash or other assets) even though their redemption requests were received on the same day.
Under normal conditions, the Funds typically expect to use cash on hand from the redemption of Institutional Fund shares for redemption payments. The Funds, however, have the right to use assets other than cash for redemption payments and are more likely to do so during times of deteriorating market conditions or market stress, when GMO believes an Institutional Fund’s redemption fee (if any) will not fairly compensate such Institutional Fund for transaction costs or when a significant portion of an Institutional Fund’s portfolio is comprised of less-liquid securities. In cases where a Fund uses assets other than cash for redemption payments, the value of the non-cash assets is determined as of the redemption date; the value of the assets when received by the redeeming shareholder may be lower (or higher) than their value as of the redemption date. In such a case, a Fund may use assets other than cash the Fund receives as redemption proceeds from an Institutional Fund for redemption payments. Some Institutional Funds (such as GMO Emerging Country Debt Fund) may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets.
Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time.
Automatic Withdrawal Plan.   If your plan administrator or financial intermediary has provided you with a means to establish an “automatic withdrawal plan,” you may elect to receive (or designate someone else to receive) regular (monthly, quarterly, semiannually, annually) periodic payments through an automatic redemption of shares of the Funds. Contact the plan administrator or designated financial intermediary for instructions on how to establish an “automatic withdrawal plan.”
Cost Basis Reporting.   If your account is subject to U.S. federal tax reporting or you otherwise have informed a Fund that you would like to receive “informational only” U.S. federal tax reporting, upon your redemption or exchange of Fund shares that you hold in that account, the Fund will provide you with cost basis and other related tax information about those shares. Please consult the Trust for more information regarding methods for cost basis reporting, including the Fund’s default method, and how to select or change a method. You should consult your tax adviser to determine which cost basis method made available by the Fund is most appropriate for you.
If you purchased shares of a Fund through an intermediary, the intermediary and not the Fund ordinarily is responsible for providing the cost basis and related reporting described above. Shareholders purchasing Fund shares through an intermediary should contact the intermediary for more information about how to select a cost basis accounting method for those shares, as well as for information about the intermediary’s default method.

Submitting Your Redemption Order.   Shareholders that have entered into agreements with the Trust may redeem shares through the NSCC. Redemption orders also can be submitted by a record holder of a Fund’s shares by mail or facsimile to the Trust at the address/facsimile number set forth under “How to Purchase Shares — Submitting Your Purchase Order Form” or other means approved by the Trust. The Trust will be deemed to have received a redemption order when an authorized broker, or if applicable, a broker’s designee, receives the order. Redemption orders are “received” by the Trust when they are actually received by the Trust or its agent. The Trust is not responsible for redemption orders submitted but not actually received by the Trust or its agent for any reason, including redemption orders not received on account of a computer virus or other third-party interference. For redemption orders submitted outside of the NSCC, please send an email to gmooperationsta@statestreet.com to confirm that GMO received, made a good order determination regarding, and accepted your redemption order.
DISTRIBUTIONS AND TAXES
Except as specifically noted below, this section provides a general summary of the principal U.S. federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents or corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible non-U.S., state, local, or other applicable taxes (including the federal alternative minimum tax). Tax legislation and proposals currently under consideration by the U.S. Congress and U.S. President could result in changes to the Internal Revenue Code of 1986, as amended (the “Code”) that affect how and how much a Fund or a Fund's shareholders are taxed by the United States.
The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized capital gains, whether from the sale of investments held by the Fund for not more than one year (net short-term capital gains) or from the sale of investments held by the Fund for more than one year (net long-term capital gains), if any, at least annually. In addition, the Funds may, from time to time and at their discretion, make unscheduled distributions in advance of large redemptions by shareholders, or as otherwise deemed appropriate by a Fund. Net investment income of a Fund includes distributions received from an Institutional Fund attributable to the Institutional Fund’s own net investment income and net short-term capital gains. Net realized capital gains includes distributions received from an Institutional Fund attributable to the Institutional Fund’s net long-term capital gains. From time to time, distributions by a Fund could constitute a return of capital to shareholders for U.S. federal income tax purposes. Shareholders should read the description below for information regarding the tax character of distributions from a Fund to shareholders.
All dividends of net investment income and capital gain distributions paid to a shareholder will automatically be reinvested at net asset value in additional shares of the Fund making them, unless GMO or its agents receive a shareholder election to receive cash. A shareholder election must be received no later than 4:00 p.m. Eastern time via email at ClientOps@gmo.com or facsimile at 617-310-4524 on the record date of the dividends and/or distributions in order to be processed. A shareholder may elect to receive cash by marking the appropriate boxes on the GMO Series Trust Application, by writing to the Trust, or by notifying its broker or agent.
Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each of the Funds has elected to be treated or intends to elect to be treated, and intends to qualify and be treated each year as a regulated investment company (“RIC”) under Subchapter M of the Code. A RIC generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC would result in, among other things, Fund-level taxation, and consequently, a reduction in the value of the Fund. See “Taxes” in the SAI for more information about the tax consequences of not qualifying as a RIC.
Shares of the Funds are offered to tax qualified retirement plans or other tax-advantaged plans or accounts (each, a “Qualified Plan”). (see “How to Purchase Shares” above). A Qualified Plan generally is not subject to U.S. federal income tax on distributions from a Fund or on redemptions of shares of a Fund. Special tax rules apply to investments through such plans. Plan participants whose Qualified Plan invests in a Fund generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the plan or on redemptions of the Fund’s shares by the plan. However, distributions to plan participants from a Qualified Plan generally are taxable to plan participants as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).
Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions from such a plan.
If you are investing through a Qualified Plan, you should consult with your own tax adviser and your plan administrator or other designated financial intermediary to determine the suitability of the Fund as an investment through a Qualified Plan and the specific U.S. federal income, as well as any possible state, local, non-U.S., or other, tax consequences to you of investing in the Fund through your Qualified Plan. See “Taxes” in the SAI for more information.
Shares of the Funds are also available to shareholders that hold their shares in taxable accounts. It is important for a shareholder that holds Fund shares in a taxable account to note:

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For U.S. federal income tax purposes, distributions of net investment income generally are taxable to shareholders as ordinary income.

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For U.S. federal income tax purposes, taxes on distributions of net realized capital gains generally are determined by how long a Fund owned the investments generating the gains, rather than by how long a shareholder has owned shares in the Fund. Distributions of net realized capital gains from the sale of investments that a Fund owned for more than one year and that are reported by a Fund as capital gain dividends generally are taxable to shareholders as long-term capital gains. Distributions of net realized capital gains from the sale of investments that a Fund owned for one year or less generally are taxable to shareholders as ordinary income. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

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A Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a return of capital, which would reduce a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable to shareholders to the extent such amount does not exceed a shareholder’s tax basis, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

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A Fund will carry any net realized capital losses (i.e., realized capital losses in excess of realized capital gains) from any taxable year forward to one or more subsequent taxable years to offset capital gains, if any, realized during such subsequent years. A Fund will carry net capital losses forward to one or more subsequent years without expiration. A Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year. A Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. See “Taxes” in the SAI for more information.

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Net losses realized from foreign currency-related and other instruments, as well as expenses borne by a Fund may give rise to losses that are treated as ordinary losses. A Fund cannot carry forward such losses to subsequent taxable years to offset net investment income or short-term capital gains. This may result in a Fund’s realizing economic losses for which it does not receive a corresponding benefit from a U.S. federal income tax perspective. A Fund’s ability to use ordinary losses to reduce otherwise distributable net investment income or short-term capital gains may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

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Distributions of net investment income properly reported by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. If the Institutional Fund reports dividends it paid to a Fund as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its dividends as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to its shares of the Institutional Fund.

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Distributions of net investment income derived from dividends eligible for the “dividends-received deduction” may allow a corporate shareholder (other than an S corporation) to deduct a percentage of such distribution as a dividends-received deduction, in computing its taxable income, provided holding period and other requirements are met at both the shareholder and Fund levels.

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The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals and of certain trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by a Fund, and net gains recognized on the sale, redemption or exchange of shares in a Fund, and may be reduced by certain allowable deductions. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund in light of their particular circumstances.

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Distributions by a Fund generally are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

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Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short- or long-term capital gain, depending on how long the Fund shares were held by the shareholder. Redemptions paid in securities generally are treated by shareholders for U.S. federal income tax purposes the same as redemptions paid in cash.

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A Fund’s direct or indirect investments in its Institutional Fund, other GMO Funds or other investment companies treated as RICs, partnerships, trusts or other pass-through structures for U.S. federal income tax purposes, including certain ETFs, could cause the Fund’s distributions to vary in terms of their timing, character, and/or amount, in some cases significantly, from what the Fund’s distributions would have been had the Fund invested directly in the portfolio investments held by the Institutional Fund or other underlying investment companies. See “Taxes” in the SAI for more information.

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A Fund’s or its Institutional Fund’s income from or the proceeds of dispositions of its non-U.S. investments may be subject to non-U.S. withholding or other taxes. A Fund or its Institutional Fund may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those investments or to other transaction-based non-U.S. taxes on those investments. Those withholding and other taxes will reduce the Fund’s or its Institutional Fund’s, as applicable, return on and taxable distributions in respect of its

non-U.S. investments. In some cases, a Fund or an Institutional Fund may seek a refund in respect of taxes paid to a non-U.S. country (see “Description of Principal Risks — Non-U.S. Investment Risk” for more information). The non-U.S. withholding and other tax rates applicable to a Fund’s or Institutional Fund’s investments in certain non-U.S. jurisdictions may be higher in certain circumstances, for instance, if the Fund or its Institutional Fund, as applicable, has a significant number of non-U.S. shareholders, if an Institutional Fund owns a significant holding of a non-U.S. issuer or invests through a subsidiary. In certain instances, Fund shareholders may be entitled to claim a credit or deduction (but not both) for non-U.S. taxes paid directly or indirectly. In addition, a Fund’s or its Institutional Fund’s investments in certain non-U.S. investments, foreign currencies or foreign currency derivatives may accelerate Fund distributions to shareholders and increase the distributions taxed to Fund shareholders as ordinary income. See “Taxes” in the SAI for more information.
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Under the Institutional Funds’ securities lending arrangements, if an Institutional Fund lends a portfolio security and a dividend is paid in respect of the security out on loan, the borrower will be required to pay to that Institutional Fund a substitute payment at least equal, on an after-tax basis, to the dividend that Institutional Fund would have received if it had received the dividend directly. Because some borrowers of non-U.S. securities may be subject to levels of taxation that are lower than the rates applicable to that Institutional Fund, some borrowers are likely to be motivated by the ability to earn a profit on those differential tax rates and to pay that Institutional Fund for the opportunity to earn that profit. In the United States, laws are in effect limiting the ability of certain swaps and similar derivative instruments and securities lending transactions to reduce otherwise applicable U.S. withholding taxes on U.S. stock dividends paid to a non-U.S. person. There can be no assurance that similar legislation will not be adopted in other jurisdictions with respect to non-U.S. investments or that non-U.S. taxing authorities will not otherwise challenge beneficial tax results arising from swaps or other derivative instruments or securities lending arrangements.

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Some of a Fund’s or its Institutional Fund’s investment practices, including derivative transactions, short sales, hedging activities generally, and securities lending activities, as well as some of a Fund’s or its Institutional Fund’s investments, including debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, REITs, equity in certain non-U.S. corporations, master limited partnerships, and, potentially, so-called “indexed securities” (such as TIPS or other inflation-indexed bonds), are subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and amount of a Fund’s distributions and, in some cases, may cause an Institutional Fund to liquidate investments at disadvantageous times to generate cash needed to make required distributions. See “Taxes” in the SAI for more information about the tax consequences of specific Fund and Institutional Fund investment practices and investments.

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An Institutional Fund’s investment through a wholly-owned subsidiary could affect the amount, timing and character of its distributions and could cause the Institutional Fund to recognize taxable income in excess of the cash generated by such investment, requiring the Institutional Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions. See “Taxes” in the SAI for more information about the tax consequences of an Institutional Fund’s investment in a wholly-owned subsidiary.

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A Fund’s or its Institutional Fund’s ability pursuit of its investment strategy, including a strategy involving the ability to engage in certain derivative transactions, will potentially be limited by the Fund’s or Institutional Fund’s, as the case may be, intention to qualify as a RIC, and could adversely affect the Fund’s or Institutional Fund’s ability to so qualify.

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Dividends paid to non-U.S. shareholders that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund is permitted, but is not required, to report the part, if any, of its dividends that is eligible for such treatment. A Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For more information on the tax consequences of investing in a Fund for non-U.S. shareholders, see “Taxes” in the SAI. Non-U.S. shareholders described in section 892 of the Code should consult their tax advisers with respect to their investment in a Fund.

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The Code generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under Sections 1471-1474 of the Code (including the U.S. Treasury Regulations and IRS guidance issued thereunder, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required under FATCA to withhold 30% of the distributions, other than those properly reported as capital gain dividends, the Fund pays to that shareholder. On or after January 1, 2019, the Fund or its agent may also be required under FATCA to withhold 30% of the gross proceeds of the sale, redemption or exchange of Fund shares and certain capital gain dividends the Fund pays to that shareholder. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders (e.g., capital gain dividends). Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries are considering and may implement laws similar in purpose and scope to FATCA, as more fully described above. See “Taxes” in the SAI for more information.

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Most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Therefore, you may be allowed to exclude from your state taxable income distributions made to you by a Fund, that are attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. You should consult your tax adviser regarding the applicability of any such exemption to your situation.
See “Taxes” in the SAI for more information, including a summary of some of the tax consequences of investing in a Fund for non-U.S. shareholders.
Certain Non-U.S. Tax Issues Relating to Singapore
As described under “Management of the Trust,” GMO Singapore furnishes discretionary investment advisory services and makes investment decisions for all or a part of the portfolio of GMO Emerging Countries Fund (“ECF”), Institutional Fund to Emerging Countries Series Fund, as determined by GMO.
GMO believes that an exemption from Singapore taxation should apply to income and gains derived from the provision of such discretionary investment advisory services and from such investment decisions made by GMO Singapore for a “qualifying fund,” so long as, among other requirements, such income and gains constitute “specified income” from “designated investments” as those terms are defined under current Singapore tax law. In this regard, the sources of specified income from designated investments earned solely by ECF (and not by any series of GMO Trust) are considered. GMO expects that substantially all such income and gains earned by ECF will constitute specified income from designated investments. This tax position takes into account advice received from Singapore legal counsel and relevant Singapore tax law. All income and gains that are considered to be Singapore-sourced (including amounts attributable to fund-level permanent establishment in Singapore) and that do not otherwise qualify for the exemption would generally be subject to Singapore taxation at the current corporate rate of 17%. Shareholders of ECF bear the risk of all of ECF’s income tax consequences in the event that income or gains are subject to Singapore taxation.
In addition to the foregoing, a “non-qualifying” shareholder (described below) may be required to pay a “financial amount” to the Inland Revenue Authority of Singapore and fulfill certain Singapore tax reporting requirements. Very generally, non-qualifying shareholders may include, but are not limited to, Singapore-domiciled shareholders that maintain a permanent establishment in Singapore and who, either alone or with their associates, beneficially own applicable qualifying fund shares representing in excess of 50% of a qualifying fund’s net assets as of the final day of that qualifying fund’s financial year-end (or in excess of 30% of the qualifying fund’s net assets, to the extent the qualifying fund has less than 10 shareholders). The “financial amount” is generally computed by applying the prevailing corporate rate of tax to a non-qualifying shareholders’ share of qualifying fund profits.
Shareholders are responsible for evaluating their percentage interest of net assets in a qualifying fund for the purpose of their own particular situations. Relevant information may be derived from account statements and other information provided to shareholders in respect of the qualifying fund. Upon the reasonable request of a shareholder, GMO will provide information necessary to allow the shareholder to assess its percentage ownership in the qualifying fund.
Because Emerging Countries Series Fund invests in ECF, shareholders of Emerging Countries Series Fund will be indirectly exposed to the Singapore taxation issues described above.
Certain Non-U.S. Tax Issues Relating to Australia
As described under ‘‘Management of the Trust,’’ GMO has entered into a personnel sharing agreement with GMO Australia for the purpose of providing investment management and other services to GMO SGM Major Markets Fund (“SGM”), Institutional Fund to SGM Major Markets Series Fund. To the extent SGM (including its subsidiary) or its shareholders are not qualified to claim tax treaty benefits with Australia, all of the income or gains of SGM could be subject to Australian income tax. Given the way SGM is managed and conducts its trading activities, GMO believes that this personnel sharing arrangement will not cause SGM’s (including its subsidiary’s) income or gains to be subject to Australian income tax.
GMO’s position takes into account advice it has received from Australian counsel and the published views of the Australian Commissioner of Taxation (‘‘Commissioner’’) with regard to similar arrangements. Any income or gains of SGM (including its subsidiary) that the Commissioner considers to be subject to Australian income tax and that do not otherwise qualify for tax treaty benefits with Australia (or come within the Investment Manager Regime (‘‘IMR’’) described below) would generally be subject to Australian tax at the corporate rate of 30%. Shareholders of SGM bear the risk of any such Australian income tax consequences should SGM’s (including its subsidiary’s) income or gains be subject to Australian tax.
The Australian Government undertook a review of Australian taxation of foreign-managed funds in Australia and enacted tax exemptions/concessions as part of IMR that may mitigate the Australian tax risks for SGM (including its subsidiary) and its shareholders. The effect of IMR may be to exempt SGM (including its subsidiary) and its shareholders from Australian taxes irrespective of GMO’s position, which is described above.
Because SGM Major Markets Series Fund invests in SGM, shareholders of SGM Major Markets Series Fund will be indirectly exposed to the Australia taxation issues described above.
Shareholders should consult their own tax advisers regarding the tax consequences of an investment in a Fund.

FUND BENCHMARKS AND COMPARATIVE INDICES
The following section provides additional information about the Funds’ benchmarks (if any) and other comparative indices listed under “Investment objective” and the “Average Annual Total Returns” table or referenced under “Principal investment strategies” in the Fund summaries:
Benchmark/Comparative Index	Description
Bloomberg Barclays U.S. Aggregate Index	The Bloomberg Barclays U.S. Aggregate Index is an independently maintained and widely published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.
Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index	The Bloomberg Barclays U.S. Treasury Inflation Notes: 1-10 Year Index is an independently maintained and widely published index comprised of inflation-protected securities issued by the U.S. Treasury (TIPS) having a maturity of at least one year and less than ten years.
Citigroup 3-Month Treasury Bill Index	The Citigroup 3-Month Treasury Bill Index is an independently maintained and widely published index comprised of short-term U.S. Treasury bills.
Citigroup 3-Month Treasury Bill Index +++	The Citigroup 3-Month Treasury Bill Index +++ is an internally maintained benchmark computed by GMO, comprised of 50% Bloomberg Commodity Total Return Index and 50% J.P. Morgan 3 Month Cash Index through 10/03/2011 and Citigroup 3-Month Treasury Bill Index thereafter.
Consumer Price Index	The Consumer Price Index for All Urban Consumers U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services.
GMO Global Asset Allocation Index	The GMO Global Asset Allocation Index is an internally maintained composite benchmark computed by GMO, comprised of (i) the MSCI ACWI (All Country World Index) (MSCI Standard Index Series, net of withholding tax) through 6/30/2002, (ii) 48.75% S&P 500 Index, 16.25% MSCI ACWI ex USA (MSCI Standard Index Series, net of withholding tax), and 35% Barclays U.S. Aggregate Index from 6/30/2002 through 3/31/2007, and (iii) 65% MSCI ACWI (All Country World Index) (MSCI Standard Index Series, net of withholding tax) and 35% Barclays U.S. Aggregate Index thereafter. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third-party licensors.
J.P. Morgan EMBI Global	The J.P. Morgan EMBI (Emerging Markets Bond Index) Global is an independently maintained and widely published index comprised of U.S. dollar-denominated Eurobonds, traded loans, and legacy Brady bonds issued by sovereign and quasi-sovereign entities.
J.P. Morgan EMBI Global +	The J.P. Morgan EMBI (Emerging Markets Bond Index) Global + is an internally maintained composite benchmark computed by GMO, comprised of (i) the J.P. Morgan EMBI through 8/31/1995, (ii) the J.P. Morgan EMBI + through 12/31/1999, and (iii) the J.P. Morgan EMBI Global thereafter.
J.P. Morgan U.S. 3 Month Cash Index	The J.P. Morgan U.S. 3 Month Cash Index is an independently maintained and widely published index comprised of three month U.S. dollar Euro-deposits.

Benchmark/Comparative Index	Description
MSCI ACWI	The MSCI ACWI (All Country World Index) (MSCI Standard Index Series, net of withholding tax) is an independently maintained and widely published index comprised of global developed and emerging markets. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
MSCI ACWI +	The MSCI ACWI (All Country World Index) + is an internally maintained composite benchmark computed by GMO, comprised of (i) the GMO Global Equity Index, an internally maintained composite benchmark computed by GMO, comprised of 75% S&P 500 Index and 25% MSCI ACWI ex USA (MSCI Standard Index Series, net of withholding tax) through 5/31/2008 and (ii) the MSCI ACWI (MSCI Standard Index Series, net of withholding tax) thereafter. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third-party licensors.
MSCI ACWI ex USA	The MSCI ACWI (All Country World Index) ex USA (MSCI Standard Index Series, net of withholding tax) is an independently maintained and widely published index comprised of international (excluding U.S. and including emerging) large and mid-capitalization stocks. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
MSCI EAFE Index	The MSCI EAFE (Europe, Australasia, and Far East) Index (MSCI Standard Index Series, net of withholding tax) is an independently maintained and widely published index comprised of international large and mid-capitalization stocks. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
MSCI World Index	The MSCI World Index (MSCI Standard Index Series, net of withholding tax) is an independently maintained and widely published index comprised of global developed markets. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
S&P 500 Index	The S&P 500 Index is an independently maintained and widely published index comprised of U.S. large capitalization stocks. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third-party licensors.

Benchmark/Comparative Index	Description
S&P/IFCI Composite Index	The S&P/IFCI Composite Index is an independently maintained and widely published index comprised of emerging markets stocks. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third-party licensors.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
The financial highlights tables are intended to help you understand the financial performance of Benchmark-Free Allocation Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Equity Allocation Series Fund, International Developed Equity Allocation Series Fund, and Emerging Countries Series Fund for the past five years (or, if shorter, the period of the Fund’s operations). Funds or share classes of Funds for which such information has not been included have not commenced operations as of the most recent fiscal year end. Some information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is incorporated by reference in the SAI and included in the Trust’s annual reports, which are available upon request. Information is presented for each Fund, and class of Fund shares, that had investment operations during the reporting periods and is currently being offered through this Prospectus.
MULTI-ASSET CLASS SERIES FUNDS
BENCHMARK-FREE ALLOCATION SERIES FUND
	Class R6 Shares
	Year Ended February 28/29,		Period from May 1, 2014 through February 28, 2015(a)	Year Ended April 30, 2014	Period from January 24, 2013 (commencement of operations) through April 30, 2013
	2017	2016
Net asset value, beginning of period	$9.08	$10.61	$10.84	$10.35	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.14	0.12	0.23	0.15	(0.00)(c)
Net realized and unrealized gain (loss)	0.89	(1.31)	0.03	0.58	0.35
Total from investment operations	1.03	(1.19)	0.26	0.73	0.35
Less distributions to shareholders:
From net investment income	(0.15)	(0.14)	(0.32)	(0.23)	—
From net realized gains	—	(0.20)	(0.17)	(0.01)	—
Total distributions	(0.15)	(0.34)	(0.49)	(0.24)	—
Net asset value, end of period	$9.96	$9.08	$10.61	$10.84	$10.35
Total Return(d)	11.41%	(11.48)%	2.47%**	7.15%	3.50%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$297,620	$267,923	$281,110	$164,442	$160,138
Net expenses to average daily net assets(e)	0.05%	0.05%	0.05%*	0.05%	0.05%*
Net investment income (loss) to average daily net assets(b)	1.46%	1.26%	2.53%*	1.41%	(0.05)%*
Portfolio turnover rate	34%	27%	6%**	8%	0%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.02%*	0.00%(f)	0.01%*
(a)
On September 18, 2014, the Trustees approved a change in the fiscal year end of the Fund from April 30 to February 28/29 which resulted in a ten month period.

(b)
Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.

(c)
Rounds to less than $0.01.

(d)
The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.

(e)
Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and Underlying Funds, if any.

(f)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets were less than 0.01%.

†
Calculated using average shares outstanding throughout the period.

*
Annualized.

**
Not annualized.

GLOBAL ASSET ALLOCATION SERIES FUND
	Class R6 Shares
	Year Ended February 28/29,		Period from May 1, 2014 through February 28, 2015(a)	Year Ended April 30, 2014	Period from July 31, 2012 (commencement of operations) through April 30, 2013
	2017	2016
Net asset value, beginning of period	$8.13	$10.90	$11.52	$10.84	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.16	0.28	0.41	0.27	0.32
Net realized and unrealized gain (loss)	0.88	(1.40)	(0.17)	0.69	0.79
Total from investment operations	1.04	(1.12)	0.24	0.96	1.11
Less distributions to shareholders:
From net investment income	(0.22)	(0.37)	(0.42)	(0.26)	(0.27)
From net realized gains	—	(1.28)	(0.44)	(0.02)	(0.00)(c)
Total distributions	(0.22)	(1.65)	(0.86)	(0.28)	(0.27)
Net asset value, end of period	$8.95	$8.13	$10.90	$11.52	$10.84
Total Return(d)	12.87%	(10.95)%	2.31%**	9.02%	11.36%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$180,340	$289,718	$815,974	$802,733	$592,415
Net expenses to average daily net assets(e)	0.05%	0.05%	0.05%*	0.05%	0.05%*
Net investment income (loss) to average daily net assets(b)	1.86%	2.76%	4.33%*	2.46%	4.07%*
Portfolio turnover rate	2%	7%	6%**	2%	6%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.00%*(f)	0.00%(f)	0.00%*(f)
(a)
On September 18, 2014, the Trustees approved a change in the fiscal year end of the Fund from April 30 to February 28/29 which resulted in a ten month period.

(b)
Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.

(c)
Rounds to less than $0.01.

(d)
The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.

(e)
Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and Underlying Funds, if any.

(f)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets were less than 0.01%.

†
Calculated using average shares outstanding throughout the period.

*
Annualized.

**
Not annualized.

EQUITY SERIES FUNDS
GLOBAL EQUITY ALLOCATION SERIES FUND
	Class R6 Shares
	Year Ended February 28/29,		Period from May 1, 2014 through February 28, 2015(a)	Year Ended April 30, 2014	Period from September 4, 2012 (commencement of operations) through April 30, 2013
	2017	2016
Net asset value, beginning of period	$8.39	$11.05	$12.02	$11.14	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.29	0.25	0.53	0.45	0.26
Net realized and unrealized gain (loss)	1.49	(1.93)	(0.52)	1.14	1.23
Total from investment operations	1.78	(1.68)	0.01	1.59	1.49
Less distributions to shareholders:
From net investment income	(0.29)	(0.27)	(0.38)	(0.49)	(0.35)
From net realized gains	(0.15)	(0.71)	(0.60)	(0.22)	—
Total distributions	(0.44)	(0.98)	(0.98)	(0.71)	(0.35)
Net asset value, end of period	$9.73	$8.39	$11.05	$12.02	$11.14
Total Return(c)	21.58%	(16.02)%	0.28%**	14.70%	15.29%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$14,912	$12,974	$16,792	$6,335	$1,461
Net expenses to average daily net assets(d)	0.05%	0.05%	0.05%*	0.05%	0.05%*
Net investment income (loss) to average daily net assets(b)	3.11%	2.51%	5.55%*	3.94%	3.76%*
Portfolio turnover rate	14%	18%	23%**	28%	46%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.02%	0.02%*	0.03%	0.58%*
(a)
On September 18, 2014, the Trustees approved a change in the fiscal year end of the Fund from April 30 to February 28/29 which resulted in a ten month period.

(b)
Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.

(c)
The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.

(d)
Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and Underlying Funds, if any.

†
Calculated using average shares outstanding throughout the period.

*
Annualized.

**
Not annualized.

INTERNATIONAL EQUITY ALLOCATION SERIES FUND
	Class R6 Shares
	Year Ended February 28/29,		Period from May 1, 2014 through February 28, 2015(a)	Year Ended April 30,
	2017	2016		2014	2013
Net asset value, beginning of period	$7.68	$10.51	$12.10	$10.97	$9.77
Income (loss) from investment operations:
Net investment income (loss)(b)†	0.28	0.29	0.45	0.33	0.33
Net realized and unrealized gain (loss)	1.33	(2.37)	(1.00)	1.19	1.18
Total from investment operations	1.61	(2.08)	(0.55)	1.52	1.51
Less distributions to shareholders:
From net investment income	(0.29)	(0.29)	(0.44)	(0.34)	(0.31)
From net realized gains	—	(0.46)	(0.60)	(0.05)	—
Total distributions	(0.29)	(0.75)	(1.04)	(0.39)	(0.31)
Net asset value, end of period	$9.00	$7.68	$10.51	$12.10	$10.97
Total Return(c)	21.25%	(20.53)%	(4.45)%**	14.04%	15.77%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$224,870	$212,327	$256,975	$307,375	$280,869
Net expenses to average daily net assets(d)	0.05%	0.05%	0.05%*	0.05%	0.05%
Net investment income (loss) to average daily net assets(b)	3.23%	3.05%	4.85%*	2.92%	3.26%
Portfolio turnover rate	3%	4%	8%**	6%	3%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(e)	0.00%	0.00%	0.00%*	0.00%	0.00%
(a)
On September 18, 2014, the Trustees approved a change in the fiscal year end of the Fund from April 30 to February 28/29 which resulted in a ten month period.

(b)
Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.

(c)
The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.

(d)
Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and Underlying Funds, if any.

(e)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets were less than 0.01%.

†
Calculated using average shares outstanding throughout the period.

*
Annualized.

**
Not annualized.

INTERNATIONAL DEVELOPED EQUITY ALLOCATION SERIES FUND
	Class R6 Shares
	Year Ended February 28/29,		Period from January 12, 2015 (commencement of operations) through February 28, 2015
	2017	2016
Net asset value, beginning of period	$8.48	$11.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.37	0.31	0.00(b)
Net realized and unrealized gain (loss)	1.06	(2.47)	1.00
Total from investment operations	1.43	(2.16)	1.00
Less distributions to shareholders:
From net investment income	(0.36)	(0.30)	—
From net realized gains	—	(0.06)	—
Total distributions	(0.36)	(0.36)	—
Net asset value, end of period	$9.55	$8.48	$11.00
Total Return(c)	17.07%	(19.90)%	10.00%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,460	$8,616	$10,610
Net expenses to average daily net assets(d)	0.05%	0.05%	0.05%*
Net investment income (loss) to average daily net assets(a)	3.94%	3.04%	(0.05)%*
Portfolio turnover rate	3%	7%	2%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.09%	0.07%	0.05%*
(a)
Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.

(b)
Rounds to less than $0.01.

(c)
The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.

(d)
Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and Underlying Funds, if any.

†
Calculated using average shares outstanding throughout the period.

*
Annualized.

**
Not annualized.

EMERGING COUNTRIES SERIES FUND
	Class R6 Shares
	Year Ended February 28/29,		Period from May 2, 2014 (commencement of operations) through February 28, 2015
	2017	2016
Net asset value, beginning of period	$7.13	$9.51	$10.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11	0.20	0.35
Net realized and unrealized gain (loss)	2.42	(2.36)	(0.47)
Total from investment operations	2.53	(2.16)	(0.12)
Less distributions to shareholders:
From net investment income	(0.11)	(0.21)	(0.35)
From net realized gains	—	—	(0.02)
Return of capital	—	(0.01)	—
Total distributions	(0.11)	(0.22)	(0.37)
Net asset value, end of period	$9.55	$7.13	$9.51
Total Return(b)	35.61%	(22.92)%	(1.01)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,755	$9,174	$13,795
Net expenses to average daily net assets(c)	0.05%	0.05%	0.05%*
Net investment income (loss) to average daily net assets(a)	1.30%	2.36%	4.17%*
Portfolio turnover rate	11%	9%	17%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%	0.03%	0.01%*
(a)
Net investment income is affected by the timing of the declaration of dividends by the Institutional Fund in which the Fund invests.

(b)
The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions, if any.

(c)
Net expenses exclude expenses incurred indirectly through investment in the Institutional Fund and Underlying Funds, if any.

†
Calculated using average shares outstanding throughout the period.

*
Annualized.

**
Not annualized.

INVESTMENT IN OTHER GMO FUNDS
As described elsewhere in this Prospectus, each Fund invests substantially all of its assets in an Institutional Fund, which, in turn, may invest in underlying GMO Funds. This section provides information about the underlying GMO Funds in which Institutional Funds may invest.
GMO Alpha Only Fund.   GMO Alpha Only Fund (“Alpha Only Fund”), a series of GMO Trust, is not offered by this Prospectus. Alpha Only Fund is managed by GMO.
Alpha Only Fund pays an investment management fee to GMO at the annual rate of 0.50% of Alpha Only Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets.
Alpha Only Fund’s investment objective is total return greater than that of its benchmark, the Citigroup 3-Month Treasury Bill Index, which is an independently maintained and widely published index comprised of short-term U.S. Treasury bills.
GMO pursues investment strategies for Alpha Only Fund that are intended to complement the strategies it is pursuing in other funds or accounts managed by GMO. Accordingly, Alpha Only Fund is not intended to serve as a standalone investment.
Alpha Only Fund’s investment program involves having both long and short investment exposures. GMO seeks to construct a portfolio in which Alpha Only Fund has long investment exposure to asset classes and sub-asset classes that GMO expects will outperform relative to the asset classes and sub-asset classes to which Alpha Only Fund has short investment exposure.
To gain long investment exposure, Alpha Only Fund invests directly in securities and may invest in other GMO Funds (collectively, the “underlying GMO Funds”). To gain short investment exposure, Alpha Only Fund typically invests in over-the-counter (OTC) and exchange-traded derivatives (including futures, swaps and currency forwards) and sells securities short, including short sales of securities Alpha Only Fund does not own. Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund typically has gross investment exposures in excess of its net assets (i.e., Alpha Only Fund typically is leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying Alpha Only Fund’s derivatives even though Alpha Only Fund does not own those assets or indices.
GMO uses its multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine Alpha Only Fund’s long and short positions. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value. GMO changes Alpha Only Fund’s holdings in response to changes in GMO’s investment outlook and market valuations and may use redemptions or purchases of Alpha Only Fund shares to rebalance Alpha Only Fund’s investments. If Alpha Only Fund’s long and short positions are effective, Alpha Only Fund’s performance should have a low correlation to the performance of U.S. and non-U.S. equity markets. The factors GMO considers and investment methods GMO uses can change over time.
Alpha Only Fund may invest in securities of any credit quality (including below investment grade securities (commonly referred to as “junk bonds”)). Alpha Only Fund may invest in securities of companies of any market capitalization.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of Alpha Only Fund’s net assets in cash and cash equivalents. GMO would not consider such investments to be temporary defensive positions.
Alpha Only Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in Alpha Only Fund is subject to all of the risks to which Alpha Only Fund is exposed. The principal risks of an investment in Alpha Only Fund include Derivatives and Short Sales Risk, Management and Operational Risk, Non-U.S. Investment Risk, Market Risk — Equities, Leveraging Risk, Currency Risk, Counterparty Risk, Illiquidity Risk, Credit Risk, Small Company Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Large Shareholder Risk, Market Risk — Fixed Income, and Fund of Funds Risk. Alpha Only Fund and some of the underlying GMO Funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Alpha Only Fund or those underlying GMO Funds may affect Alpha Only Fund’s or an underlying GMO Fund’s performance more than if Alpha Only Fund or the underlying GMO Fund were a diversified investment company. Shareholders of each Fund investing in Alpha Only Fund are indirectly exposed to these risks.
GMO Asset Allocation Bond Fund.   GMO Asset Allocation Bond Fund (“AABF”), a series of GMO Trust, is not offered by this Prospectus. AABF is managed by GMO.
AABF pays an investment management fee to GMO at the annual rate of 0.25% of AABF’s average daily net assets for each class of shares. Class III shares pay a shareholder service fee to GMO at the annual rate of 0.15% of that class’s average daily net assets.
AABF’s investment objective is total return in excess of that of its benchmark, the Citigroup 3-Month Treasury Bill Index, which is an independently maintained and widely published index comprised of short-term U.S. Treasury bills.

GMO pursues investment strategies for AABF that are intended to complement the strategies it is pursuing in other funds or accounts managed by GMO. Accordingly, AABF is not intended to serve as a standalone investment.
AABF invests in a portfolio of fixed income instruments of varying maturities, which may be represented by bonds, forwards or derivatives such as options, futures contracts, or swap agreements. GMO uses a variety of fundamental and quantitative processes to manage AABF. GMO evaluates the relative attractiveness of particular markets and instruments using various fixed income risk premium measures, which typically include term structure, foreign exchange, volatility, credit, liquidity and other risks.
Under normal circumstances, AABF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (ii) synthetic debt instruments created by GMO by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). AABF is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality).
AABF may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which AABF may invest include, but are not limited to:
•
investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their respective agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt);

•
below investment grade bonds (commonly referred to as “junk bonds”);

•
inflation-indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (TIPS)) and non-U.S. governments and their respective agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation-indexed bonds issued by corporations;

•
bonds issued in emerging countries (including sovereign and quasi-sovereign debt and below investment grade bonds);

•
asset-backed securities, including mortgage related and mortgage-backed securities;

•
pooled investment vehicles, including both vehicles managed by GMO and vehicles unaffiliated with GMO; and

•
commodities.

From time to time, AABF may have some direct or indirect exposure to equities. AABF may invest in securities of companies of any market capitalization.
AABF also may invest in exchange-traded and over-the-counter (OTC) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (such as credit default swaps, swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, cross currency basis swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, correlation swaps, and other types of swaps), interest rate options, and other types of derivatives. AABF is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, AABF typically has gross investment exposures in excess of its net assets (i.e., AABF typically is leveraged) and therefore is subject to heightened risk of loss. AABF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying AABF’s derivatives even though AABF does not own those assets or indices.
AABF may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO Opportunistic Income Fund (to provide exposure to credit (particularly, asset-backed) markets) and GMO Emerging Country Debt Fund (to provide exposure to emerging country debt securities). AABF also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
AABF may invest up to 100% of its assets in below investment grade bonds.
GMO does not seek to maintain a specified interest rate duration for AABF, and AABF’s interest rate duration will change depending on AABF’s investments and GMO’s assessment of different sectors of the bond market. AABF’s interest rate duration may be positive or negative. AABF’s performance may differ significantly from that of its benchmark.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of AABF’s net assets in cash and cash equivalents. GMO would not consider such investments to be temporary defensive positions.
If deemed prudent by GMO, AABF may take temporary defensive positions.
A Fund that invests in AABF is subject to all of the risks to which AABF is exposed. The principal risks of an investment in AABF include Market Risk — Fixed Income, Credit Risk, Illiquidity Risk, Counterparty Risk, Derivatives and Short Sales Risk, Leveraging Risk, Market Risk — Asset-Backed Securities, Non-U.S. Investment Risk, Currency Risk, Commodities Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Management and Operational Risk, Fund of Funds Risk, Market Risk — Equities, Small Company Risk, and Large Shareholder Risk. AABF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by AABF may affect AABF’s performance more than if AABF were a diversified investment company. Shareholders of each Fund investing in AABF are indirectly exposed to these risks.

GMO Climate Change Fund.   GMO Climate Change Fund (“Climate Change Fund”), a series of GMO Trust, is not offered by this Prospectus. Climate Change Fund is managed by GMO.
Climate Change Fund pays an investment management fee to GMO at the annual rate of 0.60% of Climate Change Fund’s daily net assets. GMO has contractually agreed to reduce its annual management fee for Climate Change Fund by 0.15% through June 30, 2018. GMO does not expect the 0.15% reduction of its management fee to continue beyond June 30, 2018. Class III shares of Climate Change Fund pay shareholder service fees to GMO at an annual rate of 0.15% of Climate Change Fund’s average daily net assets.
Climate Change Fund’s investment objective is high total return.
GMO seeks to achieve Climate Change Fund’s investment objective by investing primarily in equities of companies GMO believes are positioned to directly or indirectly benefit from efforts to curb or mitigate the long-term effects of global climate change, to address the environmental challenges presented by global climate change, or to improve the efficiency of resource consumption. Due to the far-reaching effects and evolving innovation related to climate change, Climate Change Fund expects such companies to be involved in a wide array of businesses.
GMO determines the securities Climate Change Fund buys or sells based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, commodities’ prices, equity and bond markets, the overall global economy, and governmental policies.
In selecting securities for Climate Change Fund, GMO uses a combination of investment methods to identify securities GMO believes have positive return potential. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities. Climate Change Fund may invest in securities of issuers of any market capitalization, including small capitalization companies. Climate Change Fund also may engage in merger arbitrage transactions. Climate Change Fund has no limit on the amount it may invest in any single asset class, sector, country, or region. At times, Climate Change Fund may have substantial exposure to a single industry, asset class, sector, country or region. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage Climate Change Fund to, or control Climate Change Fund’s risk relative to, any securities index or securities benchmark.
Climate Change Fund has a fundamental policy to concentrate its investments in climate change-related industries and, under normal market conditions, Climate Change Fund invests at least 80% of its assets in companies involved in such industries. Climate Change Fund considers “climate change-related industries” to include clean energy, batteries and storage, electric grid, energy efficiency, recycling and pollution control, agriculture, water, and businesses that service such industries. Climate Change Fund is permitted to invest directly and indirectly in equities of companies tied economically to any country in the world, including emerging countries. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities and depositary receipts and income trusts.
As an alternative to investing directly in equities, Climate Change Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). Climate Change Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, Climate Change Fund may lend its portfolio securities.
Climate Change Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in Climate Change Fund is subject to all of the risks to which Climate Change Fund is exposed. The principal risks of an investment in Climate Change Fund include Focused Investment Risk, Market Risk — Equities, Management and Operational Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, Commodities Risk, Currency Risk, Illiquidity Risk, Small Company Risk, Derivatives and Short Sales Risk, Counterparty Risk, Leveraging Risk, Large Shareholder Risk, and Merger Arbitrage Risk. Climate Change Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Climate Change Fund may affect Climate Change Fund’s performance more than if Climate Change Fund were a diversified investment company. Shareholders of each Fund investing in Climate Change Fund are indirectly exposed to these risks.
GMO Currency Hedged International Bond Fund.   GMO Currency Hedged International Bond Fund (“CHIBF”), a series of GMO Trust, is not offered by this Prospectus. CHIBF is managed by GMO.
CHIBF pays an investment management fee to GMO at the annual rate of 0.25% of CHIBF’s average daily net assets. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of CHIBF’s average daily net assets.
CHIBF’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan GBI Global ex Japan ex U.S. (Hedged), which is an independently maintained and widely published index comprised of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.

CHIBF’s investment program has two principal components. One component seeks to replicate CHIBF’s benchmark. The second component seeks to add value relative to CHIBF’s benchmark by making investments that often will not track its benchmark. These investments principally include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt securities, and can cause CHIBF’s performance to differ significantly from that of its benchmark. CHIBF typically has substantial direct and indirect investment exposure to the countries (e.g., United Kingdom) and regions (e.g., Eurozone) that represent a significant portion of CHIBF’s benchmark.
In deciding what investments to make in global interest rate and currency markets and the size of those investments, GMO uses a quantitative approach that considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). GMO evaluates the relative attractiveness of particular markets and instruments using various fixed income risk premium measures, which typically include term structure, foreign exchange, volatility, credit, liquidity and other risks. GMO also may consider the relative attractiveness of yield curve and duration positions in these markets.
In making decisions regarding credit investments, GMO uses fundamental investment techniques to assess the expected performance of each investment relative to CHIBF’s benchmark.
The factors GMO considers and investment methods GMO uses can change over time.
In pursuing its investment program, CHIBF may make investments in:
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derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, and swap contracts, such as credit default swaps, swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, cross currency basis swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, correlation swaps, and other types of swaps (to generate a return comparable to CHIBF’s benchmark and to generate return in global interest rate, currency, and credit markets);

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bonds denominated in various currencies, including non-U.S. and U.S. government bonds and corporate bonds;

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shares of GMO Opportunistic Income Fund (“Opportunistic Income Fund”) (to provide exposure to credit (particularly, asset-backed) markets);

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shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities); and

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shares of GMO U.S. Treasury Fund, money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.

CHIBF generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars.
As a result primarily of its investment in shares of Opportunistic Income Fund and ECDF, CHIBF has and expects to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade (below investment grade debt investments are sometimes referred to as “junk bonds,” although this term is not generally used to refer to emerging country debt securities or asset-backed securities).
GMO normally seeks to maintain CHIBF’s estimated interest rate duration within 2 years of the benchmark’s duration (approximately 8.22 years as of 5/31/17).
Under normal circumstances, CHIBF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments on future dates of principal, interest (whether fixed or variable) or both and (ii) synthetic debt instruments created by GMO by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).
From time to time, CHIBF may have some direct or indirect exposure to equities. CHIBF may invest in securities of companies of any market capitalization.
CHIBF is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, CHIBF typically has gross investment exposures in excess of its net assets (i.e., CHIBF typically is leveraged) and therefore is subject to heightened risk of loss. CHIBF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying CHIBF’s derivatives even though CHIBF does not own those assets or indices.
If deemed prudent by GMO, CHIBF may take temporary defensive positions.
A Fund that invests in CHIBF is subject to all of the risks to which CHIBF is exposed. The principal risks of an investment in CHIBF include Market Risk — Fixed Income, Credit Risk, Illiquidity Risk, Derivatives and Short Sales Risk, Futures Contracts Risk, Leveraging Risk, Counterparty Risk, Market Risk — Asset-Backed Securities, Focused Investment Risk, Currency Risk, Management and Operational Risk, Fund of Funds Risk, Non-U.S. Investment Risk, Large Shareholder Risk, Market Disruption and Geopolitical Risk, Market Risk — Equities, and Small Company Risk. CHIBF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by CHIBF may affect CHIBF’s performance more than if CHIBF were a diversified investment company. Shareholders of each Fund investing in CHIBF are indirectly exposed to these risks.

GMO Opportunistic Income Fund.   GMO Opportunistic Income Fund (“Opportunistic Income Fund”), a series of GMO Trust, is not offered by this Prospectus. Opportunistic Income Fund is managed by GMO.
Opportunistic Income Fund pays an investment management fee to GMO at the annual rate of 0.40% of Opportunistic Income Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets.
Opportunistic Income Fund’s investment objective is positive total return.
Opportunistic Income Fund invests primarily in securitized credit securities. Securitized credit securities include, but are not limited to, commercial and residential (agency and non-agency) mortgage-backed securities, collateralized loan obligations, and securities backed by pools of receivables in various industries, such as student loans, automobiles, and others. These securities may be fixed rate or adjustable rate securities. Agency mortgage-backed securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Opportunistic Income Fund also may invest in other fixed-income instruments, which include bonds, debt instruments and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Opportunistic Income Fund also may invest in the following: interest-only, principal-only, or inverse floating rate debt; mortgage dollar rolls; securities on a when-issued, delayed delivery or forward commitment basis through the “to-be-announced” market; mortgage loans; securities of any maturity or duration with fixed, floating, or variable rates; equity real estate investment trusts (REITs); securities of other investment companies (including other GMO Funds) that invest primarily in fixed income securities; corporate debt securities of any quality and maturity, including high-yield securities (also known as “junk bonds”); and securities that are not rated by any rating agencies.
Opportunistic Income Fund’s allocation of its assets into various asset classes within the fixed income market will depend on the views of GMO as to the best value relative to what is currently available in the market. In managing Opportunistic Income Fund’s portfolio, GMO typically analyzes a variety of factors including, among others, maturity, yield and ratings information, opportunities for price appreciation, collateral quality, credit support, structure and market conditions. GMO may cause Opportunistic Income Fund to sell investments if it determines that any of these factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk. GMO attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values, and seeks to limit risk of principal loss by causing Opportunistic Income Fund to invest in securities or other instruments that it considers undervalued. GMO does not manage Opportunistic Income Fund to, or control Opportunistic Income Fund’s risk relative to, any securities index or securities benchmark.
From time to time, Opportunistic Income Fund may have some direct or indirect exposure to equities. Opportunistic Income Fund may invest in securities of companies of any market capitalization, as well as in securities of any maturity, duration, or credit quality.
Opportunistic Income Fund also may invest in exchange-traded and over-the-counter (OTC) derivatives, including swap contracts (such as credit default swaps, swaps on securities and securities indices, total return swaps and interest rate swaps), reverse repurchase agreements, and repurchase agreements. Opportunistic Income Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Opportunistic Income Fund may have investment exposures in excess of its net assets (i.e., Opportunistic Income Fund may be leveraged) and therefore be subject to heightened risk of loss. Opportunistic Income Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of the Fund’s net assets in cash and cash equivalents. GMO would not consider such investments to be temporary defensive positions.
Opportunistic Income Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
Opportunistic Income Fund may, but is not required to, hedge part or all of its net foreign currency exposure into U.S. dollars.
If deemed prudent by GMO, Opportunistic Income Fund may take temporary defensive positions.
A Fund that invests in Opportunistic Income Fund is subject to all of the risks to which Opportunistic Income Fund is exposed. The principal risks of an investment in Opportunistic Income Fund include Credit Risk, Market Risk — Asset-Backed Securities, Illiquidity Risk, Focused Investment Risk, Market Risk — Fixed Income, Derivatives and Short Sales Risk, Futures Contracts Risk, Leveraging Risk, Counterparty Risk, Management and Operational Risk, Fund of Funds Risk, Large Shareholder Risk, Market Disruption and Geopolitical Risk, Market Risk — Equities, Small Company Risk, Non-U.S. Investment Risk, and Currency Risk. Opportunistic Income Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Opportunistic Income Fund may affect Opportunistic Income Fund’s performance more than if Opportunistic Income Fund were a diversified investment company. Shareholders of each Fund investing in Opportunistic Income Fund are indirectly exposed to these risks.

GMO Emerging Domestic Opportunities Fund.   GMO Emerging Domestic Opportunities Fund (“EDOF”), a series of GMO Trust, is not offered by this Prospectus. EDOF is managed by GMO.
EDOF pays an investment management fee to GMO at the annual rate of 0.75% of EDOF’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets. GMO (and not EDOF) will pay a sub-advisory fee to GMO Singapore Pte. Limited for services provided to EDOF pursuant to a sub-advisory agreement at a rate equal to 60% of the management fees received by GMO under EDOF’s investment management contract, net of any fee waiver or expense reimbursement obligations of GMO as may be in effect.
EDOF’s investment objective is total return.
EDOF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities, and, to a lesser extent, fixed income securities, of companies whose prospects are linked to the internal (“domestic”) development and growth of the world’s non-developed markets (“emerging markets”), including companies that provide goods and services to emerging market consumers. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index.
The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. Under normal circumstances, EDOF invests directly and indirectly at least 80% of its assets in investments related to emerging markets. EDOF’s investments are not limited to investments in companies located in any particular country or geographic region, and often include investments in companies located in developed markets (e.g., the United States) that are related to, or whose prospects are linked to, emerging markets. GMO does not manage EDOF to, or control EDOF’s risk relative to, any securities index or securities benchmark.
GMO primarily uses fundamental analysis to evaluate and select countries, sectors, and companies that it believes are likely to benefit from domestic growth in emerging markets. The process begins with country and sector allocation and then focuses on the selection of individual companies. In evaluating and selecting investments, GMO may consider many factors, including, among others, GMO’s assessment of a country’s and/or sector’s fundamentals or growth prospects as well as a company’s positioning relative to its competitors. In constructing EDOF’s portfolio, GMO considers a number of factors, including the trade-off among forecasted returns, risk, transaction costs, and liquidity. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities and fixed income securities, EDOF may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). EDOF also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. EDOF’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, EDOF may lend its portfolio securities.
EDOF may invest in securities of companies of any market capitalization. EDOF also may invest in securities of any credit quality (including below investment grade securities (commonly referred to as “junk bonds”)).
EDOF also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in EDOF is subject to all of the risks to which EDOF is exposed. The principal risks of an investment in EDOF include Market Risk — Equities, Non-U.S. Investment Risk, Currency Risk, Management and Operational Risk, Illiquidity Risk, Derivatives and Short Sales Risk, Market Disruption and Geopolitical Risk, Small Company Risk, Market Risk — Fixed Income, Credit Risk, Counterparty Risk, Focused Investment Risk, Fund of Funds Risk, Leveraging Risk, and Large Shareholder Risk. EDOF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by EDOF may affect EDOF’s performance more than if EDOF were a diversified investment company. Shareholders of each Fund investing in EDOF are indirectly exposed to these risks.
GMO Emerging Markets Fund.   GMO Emerging Markets Fund (“EMF”), a series of GMO Trust, is not offered by this Prospectus. EMF is managed by GMO.
EMF pays an investment management fee to GMO at the annual rate of 0.75% of EMF’s average daily net assets for each class of shares. GMO has contractually agreed to reduce, through at least June 30, 2018, its annual management fee for EMF to an annual rate of 0.65% of the Fund’s average daily net asset value. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets. GMO (and not EMF) will pay a sub-advisory fee to GMO Singapore Pte. Limited for services provided to EMF pursuant to a sub-advisory agreement at a rate equal to 10% of the management fees received by GMO under EMF’s investment management contract, net of any fee waiver or expense reimbursement obligations of GMO as may be in effect.
EMF’s investment objective is total return in excess of that of its benchmark, the S&P/IFCI Composite Index, which is an independently maintained and widely published index comprised of emerging markets stocks.
EMF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to emerging markets. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI

EAFE Index. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. Under normal circumstances, EMF invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets. In addition to investing in companies tied economically to emerging markets, EMF may invest in companies that GMO believes are likely to benefit from growth in the emerging markets. GMO expects that EMF will have a value bias relative to its benchmark.
GMO uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation, quality and macroeconomic factors. In constructing EMF’s portfolio, GMO considers a number of factors, including the trade-off among forecasted returns, risk relative to the benchmark, transaction costs, and liquidity. GMO also adjusts EMF’s portfolio for factors such as position size, market capitalization, and exposure to particular industries, sectors, countries, regions, or currencies. EMF may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, EMF may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). EMF also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. EMF’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, EMF may overweight and underweight its positions in particular currencies relative to its benchmark. In addition, EMF may lend its portfolio securities.
EMF also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in EMF is subject to all of the risks to which EMF is exposed. The principal risks of an investment in EMF include Market Risk — Equities, Non-U.S. Investment Risk, Currency Risk, Management and Operational Risk, Illiquidity Risk, Market Disruption and Geopolitical Risk, Small Company Risk, Counterparty Risk, Focused Investment Risk, Derivatives and Short Sales Risk, Fund of Funds Risk, Leveraging Risk, and Large Shareholder Risk. EMF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by EMF may affect EMF’s performance more than if EMF were a diversified investment company. Shareholders of each Fund investing in EMF are indirectly exposed to these risks.
GMO Foreign Small Companies Fund.   GMO Foreign Small Companies Fund (“Foreign Small Companies Fund”), a series of GMO Trust, is not offered by this Prospectus. Foreign Small Companies Fund is managed by GMO.
Foreign Small Companies Fund pays an investment management fee to GMO at the annual rate of 0.60% of Foreign Small Companies Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets.
Foreign Small Companies Fund’s investment objective is total return in excess of that of its benchmark, the S&P Developed ex-U.S. Small Cap Index, which is an independently maintained and widely published index comprised of the small capitalization stock components of the S&P Broad Market Index.
GMO seeks to achieve Foreign Small Companies Fund’s investment objective by investing primarily in equities of companies tied economically to countries other than the United States whose outstanding publicly traded equities are in the lowest 25% of publicly traded market capitalization (float) in a particular country at the time of investment (“small companies”). GMO determines the securities Foreign Small Companies Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, equity and bond markets, the overall global economy, and governmental policies.
In selecting securities for Foreign Small Companies Fund, GMO uses a combination of investment methods to identify a portfolio of securities GMO believes will provide a higher return than the S&P Developed ex-U.S. Small Cap Index. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to international equity markets. In constructing Foreign Small Companies Fund’s portfolio, GMO considers a number of factors, including position size, market capitalization, liquidity, transaction costs and exposure to particular industries, sectors, countries, regions, or currencies. At times, Foreign Small Companies Fund may have substantial exposure to a single asset class, industry, sector, country, region, or currency. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, Foreign Small Companies Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). Foreign Small Companies Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, Foreign Small Companies Fund may lend its portfolio securities.

Under normal circumstances, Foreign Small Companies Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in securities of small companies that are tied economically to countries other than the United States, including both developed and emerging countries (emerging countries are generally excluded from Foreign Small Companies Fund’s benchmark). Depending on the country, as of May 31, 2017, the market capitalization of the outstanding publicly traded equities of the largest company in a particular country included in the S&P Developed ex-U.S. Small Cap Index ranged from approximately $767 million (New Zealand) to $15.4 billion (Switzerland) (based on exchange rates as of May 31, 2017). As of May 31, 2017, the market capitalization of the outstanding publicly traded equities of the largest small company (as defined by Foreign Small Companies Fund) ranged from approximately $498 million (Egypt) to $19.0 billion (Switzerland) (based on exchange rates as of May 31, 2017).
The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. The market capitalization range of companies whose equities are held by Foreign Small Companies Fund is generally within the market capitalization range of companies in Foreign Small Companies Fund’s benchmark, which represents the lowest 15% of publicly traded market capitalization (float) of the S&P Broad Market Index in each country.
Foreign Small Companies Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in Foreign Small Companies Fund is subject to all of the risks to which Foreign Small Companies Fund is exposed. The principal risks of an investment in Foreign Small Companies Fund include Small Company Risk, Market Risk — Equities, Non-U.S. Investment Risk, Currency Risk, Illiquidity Risk, Management and Operational Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Counterparty Risk, Leveraging Risk, Derivatives and Short Sales Risk, and Large Shareholder Risk. Shareholders of each Fund investing in Foreign Small Companies Fund are indirectly exposed to these risks.
GMO Implementation Fund.   GMO Implementation Fund (“Implementation Fund”), a series of GMO Trust, is not offered by this Prospectus and its shares are available only to other GMO Funds and other accredited investors. Implementation Fund is managed by GMO.
Implementation Fund does not pay an investment management fee or shareholder service fee to GMO. Implementation Fund offers a single class of shares.
Implementation Fund’s investment objective is positive total return, not “relative return.”
GMO pursues investment strategies for Implementation Fund that are intended to complement the strategies it is pursuing in other funds or accounts managed by GMO. Accordingly, Implementation Fund is not intended to serve as a standalone investment. GMO uses its multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine Implementation Fund’s strategic direction. An important component of those forecasts is GMO’s expectation that valuations ultimately revert to their fundamental fair (or intrinsic) value. The factors GMO considers and investment methods GMO uses can change over time.
GMO does not manage Implementation Fund to, or control Implementation Fund’s risk relative to, any securities index or securities benchmark. Depending on GMO’s outlook, Implementation Fund may have exposure to any asset class (e.g., non-U.S. equity, U.S. equity, emerging country equity, emerging country debt, non-U.S. fixed income, U.S. fixed income, real estate, and commodities) and at times may be substantially invested in a single asset class. Implementation Fund may invest in securities of companies of any market capitalization. In addition, Implementation Fund is not limited in how much it may invest in any market, and it may invest all of its assets in the securities of a limited number of companies in a single country and/or capitalization range. Implementation Fund may invest a significant portion of its assets in the securities of issuers in industries that are subject to the same or similar risk factors. To the extent Implementation Fund invests in fixed income securities, it may have significant exposure to fixed income instruments of any credit quality, including those that are below investment grade (commonly referred to as “junk bonds”) and having any maturity or duration. Implementation Fund also may have exposure to short sales. GMO’s ability to shift investments among asset classes is not subject to any limits.
Implementation Fund may engage in merger arbitrage by purchasing securities of companies proposing to engage in mergers or other acquisitions. In that connection, Implementation Fund may invest in derivatives or sell securities short in an effort to protect against market fluctuations or other risks or to adjust long or short investment exposure to one or more asset classes or issuers.
As an alternative to investing directly in securities, Implementation Fund may invest in exchange-traded and over-the-counter (OTC) derivatives (e.g., selling put options on securities) and exchange-traded funds (ETFs). Implementation Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. Implementation Fund’s foreign currency exposure may differ from the currency exposure of its securities. In addition, Implementation Fund may lend its portfolio securities.
Implementation Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Implementation Fund may have gross investment exposures in excess of its net assets (i.e., Implementation Fund may be leveraged) and therefore is subject to heightened risk of loss. Implementation Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Implementation Fund gains exposure to commodities and some other asset classes by investing through a wholly-owned subsidiary advised by GMO, which does not receive management or other fees for its services. The subsidiary invests primarily in commodity-related derivatives and fixed income investments but also may invest in any other investment in which Implementation Fund is permitted to invest directly. Implementation Fund does not invest directly in commodities and commodity-related derivatives, but may do so indirectly through its subsidiary (or otherwise).
In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of Implementation Fund’s net assets in cash and cash equivalents. GMO would not consider such investments to be temporary defensive positions.
Implementation Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
If deemed prudent by GMO, Implementation Fund may take temporary defensive positions.
A Fund that invests in Implementation Fund is subject to all of the risks to which Implementation Fund is exposed. The principal risks of an investment in Implementation Fund include Market Risk — Equities, Market Risk — Fixed Income, Non-U.S. Investment Risk, Management and Operational Risk, Derivatives and Short Sales Risk, Illiquidity Risk, Currency Risk, Credit Risk, Market Risk — Asset-Backed Securities, Counterparty Risk, Focused Investment Risk, Leveraging Risk, Small Company Risk, Market Disruption and Geopolitical Risk, Merger Arbitrage Risk, Commodities Risk, Large Shareholder Risk, and Fund of Funds Risk. Implementation Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Implementation Fund may affect Implementation Fund’s performance more than if Implementation Fund were a diversified investment company. Shareholders of each Fund investing in Implementation Fund are indirectly exposed to these risks.
GMO International Equity Fund.   GMO International Equity Fund (“International Equity Fund”), a series of GMO Trust, is not offered by this Prospectus. International Equity Fund is managed by GMO.
International Equity Fund pays an investment management fee to GMO at the annual rate of 0.50% of International Equity Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets.
International Equity Fund’s investment objective is high total return.
GMO seeks to achieve International Equity Fund’s investment objective by investing primarily in non-U.S. developed market equities.
GMO determines the securities International Equity Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, equity and bond markets, the overall global economy, and governmental policies.
In selecting securities for International Equity Fund, GMO uses a combination of investment methods to identify securities GMO believes have positive return potential relative to other securities tied economically to international equity markets. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to international equity markets. In constructing International Equity Fund’s portfolio, GMO considers a number of factors, including position size, market capitalization, liquidity, transaction costs and exposure to particular industries, sectors, countries, regions, or currencies. At times, the International Equity Fund may have substantial exposure to a single asset class, industry, sector, country, region, or currency. International Equity Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. Although GMO monitors the Fund’s portfolio weightings versus those of the Fund’s benchmark, GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, International Equity Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). International Equity Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, International Equity Fund may lend its portfolio securities.
Under normal circumstances, International Equity Fund invests directly and indirectly at least 80% of its assets in equities. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts.
International Equity Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in International Equity Fund is subject to all of the risks to which International Equity Fund is exposed. The principal risks of an investment in International Equity Fund include Market Risk — Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Focused Investment Risk, Illiquidity Risk, Derivatives and Short Sales Risk, Counterparty Risk, Leveraging

Risk, Small Company Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each Fund investing in International Equity Fund are indirectly exposed to these risks.
GMO International Large/Mid Cap Equity Fund.   GMO International Large/Mid Cap Equity Fund (“ILMCEF”), a series of GMO Trust, is not offered by this Prospectus. ILMCEF is managed by GMO.
ILMCEF pays an investment management fee to GMO at the annual rate of 0.38% of ILMCEF’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets.
ILMCEF’s investment objective is high total return.
GMO seeks to achieve ILMCEF’s investment objective by investing primarily in non-U.S. developed market equities. GMO determines the securities ILMCEF should buy or sell based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, equity and bond markets, the overall global economy, and governmental policies.
In selecting securities for ILMCEF, GMO uses a combination of investment methods to identify securities GMO believes have positive return potential relative to other securities tied economically to international equity markets. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to international equity markets. In constructing ILMCEF’s portfolio, GMO considers a number of factors, including position size, market capitalization, liquidity, transaction costs and exposure to particular industries, sectors, countries, regions, or currencies. At times, ILMCEF may have substantial exposure to a single asset class, industry, sector, country, region, or currency. The factors GMO considers and investment methods GMO uses can change over time. Although GMO monitors the Fund’s portfolio weightings versus those of the Fund’s benchmark, GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, ILMCEF may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). ILMCEF also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, ILMCEF may lend its portfolio securities.
Under normal circumstances, ILMCEF invests directly and indirectly at least 80% of its assets in equities. In addition, under normal circumstances, ILMCEF invests directly and indirectly at least 80% of its assets in equities of large- and mid-cap companies. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. The term “large- and mid-cap companies” means non-U.S. companies that issue stocks included in the MSCI Standard Indices and international stock indices that target approximately 85% of each market’s free-float adjusted market capitalization, and companies with similar market capitalizations.
ILMCEF also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in ILMCEF is subject to all of the risks to which ILMCEF is exposed. The principal risks of an investment in ILMCEF include Market Risk — Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Focused Investment Risk, Illiquidity Risk, Derivatives and Short Sales Risk, Counterparty Risk, Leveraging Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each Fund investing in ILMCEF are indirectly exposed to these risks.
GMO International Small Companies Fund.   GMO International Small Companies Fund (“International Small Companies Fund”), a series of GMO Trust, is not offered by this Prospectus. International Small Companies Fund is managed by GMO.
International Small Companies Fund pays an investment management fee to GMO at the annual rate of 0.60% of International Small Companies Fund’s average daily net assets. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of International Small Companies Fund’s average daily net assets.
International Small Companies Fund’s investment objective is total return in excess of that of its benchmark, the S&P Developed ex-U.S. Small Cap Index, which is an independently maintained and widely published index comprised of the small capitalization stock components of the S&P Broad Market Index.
GMO seeks to achieve International Small Companies Fund’s investment objective by investing primarily in equities of companies tied economically to countries other than the United States whose outstanding publicly traded equities are in the lowest 25% of publicly traded market capitalization (float) in a particular country at the time of investment (“small companies”). GMO determines the securities International Small Companies Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, equity and bond markets, the overall global economy, and governmental policies.

In selecting securities for International Small Companies Fund, GMO uses a combination of investment methods to identify a portfolio of securities GMO believes will provide a higher return than the S&P Developed ex-U.S. Small Cap Index. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to international equity markets. In constructing International Small Companies Fund’s portfolio, GMO considers a number of factors, including position size, market capitalization, liquidity, transaction costs and exposure to particular industries, sectors, countries, regions, or currencies. At times, International Small Companies Fund may have substantial exposure to a single asset class, industry, sector, country, region, or currency. International Small Companies Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
As an alternative to investing directly in equities, International Small Companies Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). International Small Companies Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, International Small Companies Fund may lend its portfolio securities.
Under normal circumstances, International Small Companies Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in securities of small companies that are tied economically to countries other than the United States, including both developed and emerging countries (emerging countries are generally excluded from International Small Companies Fund’s benchmark). Depending on the country, as of May 31, 2017, the market capitalization of the outstanding publicly traded equities of the largest company in a particular country included in the S&P Developed ex-U.S. Small Cap Index ranged from approximately $767 million (New Zealand) to $15.4 billion (Switzerland) (based on exchange rates as of May 31, 2017). As of May 31, 2017, the market capitalization of the outstanding publicly traded equities of the largest small company (as defined by International Small Companies Fund) ranged from approximately $498 million (Egypt) to $19.0 billion (Switzerland) (based on exchange rates as of May 31, 2017).
The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. The market capitalization range of companies whose equities are held by International Small Companies Fund is generally within the market capitalization range of companies in International Small Companies Fund’s benchmark, which represents the lowest 15% of publicly traded market capitalization (float) of the S&P Broad Market Index in each country.
International Small Companies Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in International Small Companies Fund is subject to all of the risks to which International Small Companies Fund is exposed. The principal risks of an investment in International Small Companies Fund include Small Company Risk, Market Risk — Equities, Non-U.S. Investment Risk, Currency Risk, Illiquidity Risk, Management and Operational Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Counterparty Risk, Leveraging Risk, Derivatives and Short Sales Risk, and Large Shareholder Risk. Shareholders of each Fund investing in International Small Companies Fund are indirectly exposed to these risks.
GMO Resources Fund.   GMO Resources Fund (“Resources Fund”), a series of GMO Trust, is not offered by this Prospectus. Resources Fund is managed by GMO.
Resources Fund pays an investment management fee to GMO at the annual rate of 0.50% of Resources Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets.
Resources Fund’s investment objective is total return.
GMO seeks to achieve Resources Fund’s investment objective by investing primarily in securities of companies in the natural resources sector (as defined below). Given the expected growth and industrialization of emerging countries, GMO believes that global demand for many natural resources will increase, and, given the limited supply of many natural resources, that prices of these natural resources will increase over a long time period. In managing Resources Fund, GMO seeks to invest in the securities of companies that it believes will benefit from, and avoid companies it believes will be adversely affected by, this expected long-term increase in natural resource prices.
GMO determines the securities Resources Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, commodities’ prices, equity and bond markets, the overall global economy, and governmental policies.
In selecting securities for Resources Fund, GMO uses a combination of investment methods to identify securities GMO believes have positive return potential relative to other securities of companies in the natural resources sector. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to other stocks in the natural resources sector. At times, Resources Fund may have substantial exposure to a single asset class, industry, sector, country, or region. Resources Fund may invest in securities of companies of any market capitalization. Resources Fund also may engage in merger arbitrage transactions. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage Resources Fund to, or control Resources Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, Resources Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). Resources Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, Resources Fund may lend its portfolio securities.
Resources Fund has a fundamental policy to concentrate its investments in the natural resources sector, and, under normal market conditions, Resources Fund invests at least 80% of its assets in the securities of companies in that sector. Resources Fund considers the “natural resources sector” to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related equipment, infrastructure, and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. Resources Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries. In addition to its investments in companies in the natural resources sector, Resources Fund also may invest up to 20% of its net assets in securities of any type of company.
Resources Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in Resources Fund is subject to all of the risks to which Resources Fund is exposed. The principal risks of an investment in Resources Fund include Focused Investment Risk, Commodities Risk, Market Risk — Equities, Management and Operational Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, Currency Risk, Illiquidity Risk, Small Company Risk, Derivatives and Short Sales Risk, Counterparty Risk, Leveraging Risk, Large Shareholder Risk, and Merger Arbitrage Risk. Resources Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Resources Fund may affect Resources Fund’s performance more than if Resources Fund were a diversified investment company. Shareholders of each Fund investing in Resources Fund are indirectly exposed to these risks.
GMO Risk Premium Fund.   GMO Risk Premium Fund (“Risk Premium Fund”), a series of GMO Trust, is not offered by this Prospectus. Risk Premium Fund is managed by GMO.
Risk Premium Fund pays an investment management fee to GMO at the annual rate of 0.45% of Risk Premium Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets.
Risk Premium Fund’s investment objective is total return.
GMO pursues investment strategies for Risk Premium Fund that are intended to complement the strategies it is pursuing in other funds or accounts managed by GMO. Accordingly, Risk Premium Fund is not intended to serve as a standalone investment.
Risk Premium Fund seeks to capture returns commensurate with the equity risk premium over a full market cycle with less sensitivity to equity valuations by selling (writing) put options on stock indices and by engaging in merger arbitrage strategies. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
Risk Premium Fund primarily uses options by writing put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada, and Australia) stock indices. While Risk Premium Fund may write put options with any strike price or duration, Risk Premium Fund generally writes put options with a strike price at or near the market price of the underlying asset and with a duration of one to three months. In determining the Fund’s put-writing allocations, GMO evaluates the premium the Fund can collect for writing put options on a given index and the attractiveness of the premium relative to the index’s own historical risk premium and the premiums available for writing options on other regions’ indices. GMO also evaluates the liquidity of each region’s option market, and estimated transaction costs. Risk Premium Fund may have substantial exposures to relatively few U.S. and international stock indices. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
Risk Premium Fund may purchase and write put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (ETFs). Risk Premium Fund may purchase and write exchange-traded and over-the-counter (OTC) options, including options that are cash-settled as well as physically settled. Risk Premium Fund may purchase and write options and other securities tied economically to any country in the world, including emerging countries. Risk Premium Fund may invest in forward currency contracts to manage its currency exposure.

GMO expects that Risk Premium Fund’s written option positions typically will be fully collateralized at the time Risk Premium Fund writes them. GMO, therefore, expects that Risk Premium Fund will hold sufficient assets to cover the maximum possible loss Risk Premium Fund might sustain upon the exercise of an option written by Risk Premium Fund.
Risk Premium Fund may invest in securities of companies of any market capitalization.
The factors GMO considers and investment methods GMO uses can change over time.
For collateral and cash management purposes, Risk Premium Fund invests a substantial portion of its assets in shares of GMO U.S. Treasury Fund, in U.S. Treasury bills and other highly rated securities, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in Risk Premium Fund is subject to all of the risks to which Risk Premium Fund is exposed. The principal risks of an investment in Risk Premium Fund include Market Risk — Equities, Illiquidity Risk, Derivatives and Short Sales Risk, Management and Operational Risk, Counterparty Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Market Risk — Fixed Income, Credit Risk, Small Company Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Risk Premium Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Risk Premium Fund may affect Risk Premium Fund’s performance more than if Risk Premium Fund were a diversified investment company. Shareholders of each Fund investing in Risk Premium Fund are indirectly exposed to these risks.
GMO Special Opportunities Fund.   GMO Special Opportunities Fund (“Special Opportunities Fund”), a series of GMO Trust, is not offered by this Prospectus. Special Opportunities Fund is managed by GMO.
Special Opportunities Fund pays an investment management fee to GMO at the annual rate of 1.10% of Special Opportunities Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of that class’s average daily net assets.
Special Opportunities Fund’s investment objective is positive total return.
GMO generally uses fundamental analysis to identify investments that are, in GMO’s judgment, trading below their fundamental fair (or intrinsic) value. GMO expects that Special Opportunities Fund’s portfolio will consist of a limited number of investments. GMO does not manage Special Opportunities Fund to, or control Special Opportunities Fund’s risk relative to, any securities index or securities benchmark. The factors GMO considers and investment methods GMO uses can change over time.
Special Opportunities Fund may have long or short exposure to non-U.S. and U.S. equities (which may include emerging country equities and equities of any market capitalization), non-U.S. and U.S. fixed income investments (which may include asset-backed securities and other fixed income investments of any credit quality, including those that are below investment grade (commonly referred to as “junk bonds”), including distressed and defaulted debt securities, and having any maturity or duration), currencies, and, from time to time, other alternative instruments (e.g., instruments that seek exposure to, or reduce risks of, market volatility). Special Opportunities Fund may engage in merger arbitrage transactions.
Special Opportunities Fund is not restricted in its exposure to any particular asset class and at times may be substantially exposed (long or short) to a single asset class (e.g., equities or fixed income investments). In addition, Special Opportunities Fund is not restricted in its exposure (long or short) to any particular market. Special Opportunities Fund may have substantial exposure (long or short) to securities of companies in a particular country or type of country (e.g., emerging countries). Special Opportunities Fund could be subject to material losses from a single investment.
In pursuing its investment objective, Special Opportunities Fund may (but is not obligated to) invest in a wide variety of exchange-traded and over-the-counter (OTC) derivatives, including, without limitation, reverse repurchase agreements, options, futures, swap contracts (such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, cross currency basis swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of swaps), swaptions, and foreign currency derivative transactions. In addition, Special Opportunities Fund may lend its portfolio securities. Special Opportunities Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Special Opportunities Fund may have gross investment exposures in excess of its net assets (i.e., Special Opportunities Fund may be leveraged) and therefore is subject to heightened risk of loss. Special Opportunities Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.
Special Opportunities Fund gains exposure to commodities and some other assets by investing through a wholly-owned subsidiary advised by GMO, which does not receive management or other fees for its services. The subsidiary invests primarily in commodity-related derivatives and fixed income investments but also may invest in any other investment in which Special Opportunities Fund is permitted to invest directly. References in this Prospectus to actions taken by Special Opportunities Fund refer to actions undertaken by the subsidiary as well as Special Opportunities Fund. Special Opportunities Fund does not invest directly in commodities and commodity-related derivatives, but may do so indirectly through its subsidiary (or otherwise).

In seeking to achieve the Fund’s investment objective, GMO may invest a significant portion of Special Opportunities Fund’s net assets in cash and cash equivalents. GMO would not consider such investments to be temporary defensive positions.
Special Opportunities Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in Special Opportunities Fund is subject to all of the risks to which Special Opportunities Fund is exposed. The principal risks of an investment in Special Opportunities Fund include Management and Operational Risk, Market Risk — Equities, Credit Risk, Market Risk — Fixed Income, Illiquidity Risk, Currency Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Non-U.S. Investment Risk, Large Shareholder Risk, Derivatives and Short Sales Risk, Leveraging Risk, Counterparty Risk, Commodities Risk, Market Risk — Asset-Backed Securities, Small Company Risk, Merger Arbitrage Risk, and Fund of Funds Risk. Special Opportunities Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Special Opportunities Fund may affect Special Opportunities Fund’s performance more than if Special Opportunities Fund were a diversified investment company. Shareholders of each Fund investing in Special Opportunities Fund are indirectly exposed to these risks.
GMO Taiwan Fund.   GMO Taiwan Fund (“Taiwan Fund”), a series of the Trust, is not offered by this Prospectus. Taiwan Fund is managed by GMO.
Taiwan Fund pays an investment management fee to GMO at the annual rate of 0.81% of Taiwan Fund’s average daily net assets. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of the Taiwan Fund’s average daily net assets. GMO (and not Taiwan Fund will pay a sub-advisory fee to GMO Singapore Pte. Limited for services provided to Taiwan Fund pursuant to a sub-advisory agreement at a rate equal to 10% of the management fees received by GMO under Taiwan Fund’s investment management contract, net of any fee waiver or expense reimbursement obligations of GMO as may be in effect.
Taiwan Fund’s investment objective is total return in excess of that of its benchmark, the MSCI Taiwan Index, which is an independently maintained and widely published index comprised of equity securities issued by Taiwanese companies.
GMO pursues investment strategies for the Fund that are intended to complement the strategies it is pursuing in other funds or accounts managed by GMO. Accordingly, the Fund is not intended to serve as a standalone investment.
Taiwan Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies doing business in or otherwise tied economically to Taiwan. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. Under normal circumstances, Taiwan Fund invests directly and indirectly at least 80% of its assets in investments tied economically to Taiwan.
GMO uses proprietary quantitative techniques and fundamental analysis to evaluate and select sectors and equity investments based on factors including, but not limited to, valuation and macroeconomic factors, GMO’s assessment of a sector’s fundamentals as well as a company’s positioning relative to its competitors. In constructing Taiwan Fund’s portfolio, GMO considers a number of factors, including the trade-off among forecasted returns, risk relative to the benchmark, transaction costs, and liquidity. GMO also adjusts Taiwan Fund’s portfolio for factors such as position size, market capitalization, and exposure to particular industries or sectors. Taiwan Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.
Taiwan Fund may invest a significant portion of its assets in securities of issuers in industries that are subject to the same or similar risk factors or whose security prices have strong correlations (e.g., issuers in different industries within broad sectors, such as technology or financial services).
As an alternative to investing directly in equities, Taiwan Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). Taiwan Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. Taiwan Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments.
In addition, Taiwan Fund may overweight and underweight its positions in particular currencies relative to its benchmark. In addition, Taiwan Fund may lend its portfolio securities.
Taiwan Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in Taiwan Fund is subject to all of the risks to which Taiwan Fund is exposed. The principal risks of an investment in Taiwan Fund include Market Risk — Equities, Non-U.S. Investment Risk, Currency Risk, Management and Operational Risk, Illiquidity Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Large Shareholder Risk, Small Company Risk, Counterparty Risk, Derivatives and Short Sales Risk, Fund of Funds Risk, and Leveraging Risk. Taiwan Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Taiwan Fund may affect Taiwan Fund’s performance more than if Taiwan Fund were a diversified investment company. Shareholders of each Fund investing in Taiwan Fund are indirectly exposed to these risks.
GMO Tax-Managed International Equities Fund.   GMO Tax-Managed International Equities Fund (“TMIEF”), a series of the Trust, is not offered by this Prospectus. TMIEF is managed by GMO.
TMIEF pays an investment management fee to GMO at the annual rate of 0.50% of TMIEF’s average daily net assets. Class III shares pay shareholder service fees to GMO at the annual rate of 0.15% of TMIEF’s average daily net assets.
TMIEF’s investment objective is high after-tax total return.
GMO seeks to achieve TMIEF’s investment objective by investing primarily in international equity markets.
GMO determines the securities TMIEF should buy or sell based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), securities’ prices, equity and bond markets, the overall global economy, and governmental policies.
GMO uses its multi-year return forecasts for asset classes and other groups of securities in its investment process and may adjust TMIEF’s portfolio based on factors such as position size, market capitalization, and exposure to particular industries, sectors, countries, regions, or currencies. At times, TMIEF may have substantial exposure to a single asset class, industry, sector, country, region, or currency. In selecting securities for TMIEF, GMO uses a combination of investment methods to identify securities GMO believes have positive return potential relative to other securities tied economically to international equity markets. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to international equity markets. TMIEF may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
GMO may consider the tax effects of a proposed trade in conjunction with the return forecast of the identified equities, and their potential contribution to the overall portfolio. GMO also may consider TMIEF’s realized and unrealized gains and losses, and current market conditions, because these factors also influence the decision to buy or sell securities.
As an alternative to investing directly in equities, TMIEF may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). TMIEF also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, TMIEF may lend its portfolio securities.
TMIEF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to countries other than the United States, including both developed and emerging countries. Under normal circumstances, TMIEF invests directly and indirectly at least 80% of its assets in equities. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts.
TMIEF also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds.
A Fund that invests in TMIEF is subject to all of the risks to which TMIEF is exposed. The principal risks of an investment in TMIEF include Market Risk — Equities, Non-U.S. Investment Risk, Management and Operational Risk, Currency Risk, Illiquidity Risk, Focused Investment Risk, Derivatives and Short Sales Risk, Small Company Risk, Leveraging Risk, Counterparty Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. TMIEF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by TMIEF may affect TMIEF’s performance more than if TMIEF were a diversified investment company. Shareholders of each Fund investing in TMIEF are indirectly exposed to these risks.
GMO U.S. Treasury Fund.   GMO U.S. Treasury Fund (“U.S. Treasury Fund”), a series of GMO Trust, is not offered by this Prospectus. U.S. Treasury Fund is managed by GMO.
U.S. Treasury Fund pays an investment management fee to GMO at the annual rate of 0.08% of U.S. Treasury Fund’s average daily net assets. As of the date of this Prospectus, GMO has voluntarily waived U.S. Treasury Fund’s entire management fee. GMO may change or terminate this waiver at any time. U.S. Treasury Fund does not pay shareholder service fees to GMO. U.S. Treasury Fund offers a single class of shares.
U.S. Treasury Fund’s investment objective is liquidity and safety of principal with current income as a secondary objective.
Under normal circumstances, U.S. Treasury Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities. GMO normally seeks to maintain an interest rate duration of one year or less for U.S. Treasury Fund’s portfolio.
U.S. Treasury Fund also may enter into repurchase agreements, under which U.S. Treasury Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from U.S. Treasury Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically brokers and banks, and the safety of the arrangement depends on, among other things, U.S. Treasury Fund’s having an interest in the security that it can realize in the event of the insolvency of the counterparty.
In addition to Direct U.S. Treasury Obligations, U.S. Treasury Fund may invest in other fixed income securities that are backed by the full faith and credit of the U.S. government. U.S. Treasury Fund also may invest in agency and supra sovereign securities, such as those issued by the Federal Home Loan Bank and the World Bank, and in money market funds unaffiliated with GMO.
U.S. Treasury Fund is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds.
In selecting U.S. Treasury securities for U.S. Treasury Fund’s portfolio, GMO focuses primarily on the relative attractiveness of different obligations (such as bonds, notes or bills), which can vary depending on the general level of interest rates as well as supply and demand imbalances and other market conditions. The factors GMO considers and investment methods GMO uses can change over time.
A Fund that invests in U.S. Treasury Fund is subject to all of the risks to which U.S. Treasury Fund is exposed. The principal risks of an investment in U.S. Treasury Fund include Market Risk — Fixed Income, Credit Risk, Large Shareholder Risk, Management and Operational Risk, and Market Disruption and Geopolitical Risk. Shareholders of each Fund investing in U.S. Treasury Fund are indirectly exposed to these risks.

SUPPLEMENTAL PERFORMANCE AND VOLATILITY INFORMATION RELATING TO BENCHMARK-FREE ALLOCATION SERIES FUND AND SGM MAJOR MARKETS SERIES FUND
The supplemental performance and volatility information below is provided for GMO Benchmark-Free Allocation Fund (“BFAF”) and GMO SGM Major Markets Fund (“SGM Fund”), Institutional Funds for Benchmark-Free Allocation Series Fund (“BFAF Series Fund”) and SGM Major Markets Series Fund (“SGM Series Fund”), respectively, as an additional indication of the risk/return potential of BFAF and SGM Fund and should be considered in conjunction with each of BFAF Series Fund’s and SGM Series Fund’s performance-related and other information included elsewhere in this Prospectus. As set forth in each of BFAF Series Fund’s and SGM Series Fund’s Fund Summary, each of BFAF and SGM Fund seeks an annualized return in excess of a specified index and a range of annualized volatility, each over a complete market cycle. The information below is intended to provide additional context with respect to those statements. The returns and volatility data below reflect those of the BFAF and SGM Fund share class in which each of BFAF Series Fund and SGM Fund invests but are not the returns or volatility of BFAF Series Fund and SGM Series Fund and do not reflect the fees and expenses charged by BFAF Series Fund and SGM Series Fund. If the fees and expenses of BFAF Series Fund and SGM Series Fund were reflected, the returns would be lower.
Standard deviation measures the dispersion of a set of data around its average and is generally viewed as a measure of volatility (i.e., variability of returns). The standard deviation information below (calculated using monthly net returns, before taxes) reflects the magnitude of dispersion of BFAF and SGM Fund’s annualized returns over the last three calendar years and since the first calendar month-end after the inception of the Fund’s current investment strategy. Returns in the tables below reflect current purchase premiums and redemption fees charged by BFAF (0.20%) and SGM Fund (none) and all other fees and expenses of Class III Shares of BFAF and SGM Fund. Prior to January 1, 2012, BFAF served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cash-like benchmark. Since January 1, 2012, BFAF has been managed as a standalone investment. Prior to October 3, 2011, SGM Fund was managed pursuant to a materially different investment strategy, the volatility of which would not be a relevant consideration for a prospective investor considering an investment in SGM Series Fund under its current strategy. Updated performance information for BFAF and SGM Fund is available at www.gmo.com. Past volatility and performance are not an indication of future volatility and performance.
Annualized Returns and Volatility/Class III Shares
Periods Ending December 31, 2016
GMO Benchmark-Free Allocation Fund
	3 Year Trailing	Since Strategy Inception (7/23/03)*
Net Standard Deviation (%)	6.27%	7.08%
Net Return Before Taxes (%)	-0.08%	8.36%
Net Return Before Taxes versus Consumer Price Index	-1.26%	6.25%
* Standard deviation information is provided as of 7/31/2003, the first calendar-month end after the inception of BFAF’s current investment strategy. All other information is provided as of 7/23/2003.
GMO SGM Major Markets Fund
	3 Year Trailing	Since Strategy Inception (10/3/11)*
Net Standard Deviation (%)	6.56%	5.36%
Net Return Before Taxes (%)	2.68%	2.89%
Net Return Before Taxes versus Citigroup 3-Month Treasury Bill Index	2.57%	2.80%
* Standard deviation information is provided as of 10/31/2011, the first calendar-month end after the inception of SGM Fund’s current investment strategy. All other information is provided as of 10/3/2011.

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FUND CODES
The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of each Fund currently being offered (if any).
Fund Name (and page # in Prospectus)	Share Class	Ticker	Symbol	CUSIP
Multi-Asset Class Series Funds
Benchmark-Free Allocation Series Fund (p. 1)	Class R4	—	—	380131 41 7
	Class R5	—	—	380131 39 1
	Class R6	GBMRX	N/A	380131 38 3
	Class PS	—	—	380131 31 8
Global Asset Allocation Series Fund (p. 7)	Class R4	—	—	380131 44 1
	Class R5	—	—	380131 43 3
	Class R6	GATRX	N/A	380131 42 5
	Class PS	—	—	380131 29 2
Absolute Return Series Fund
SGM Major Markets Series Fund (p. 13)	Class R4	—	—	380131 34 2
	Class R5	—	—	380131 33 4
	Class R6	—	—	380131 32 6
	Class PS	—	—	380131 28 4
Equity Series Funds
Global Equity Series Funds
Global Equity Allocation Series Fund (p. 19)	Class R4	—	—	380131 47 4
	Class R5	—	—	380131 46 6
	Class R6	GGASX	N/A	380131 45 8
	Class PS	—	—	380131 27 6
Quality Series Fund (p. 24)	Class R4	—	—	380131 40 9
	Class R5	—	—	380131 50 8
	Class R6	—	—	380131 60 7
	Class PS	—	—	380131 26 8
International Equity Series Funds
International Equity Allocation Series Fund (p. 29)	Class R4	—	—	380131 51 6
	Class R5	GEAUX	N/A	380131 49 0
	Class R6	GEARX	N/A	380131 48 2
	Class PS	—	—	380131 25 0
International Developed Equity Allocation Series Fund (p. 34)	Class R4	—	—	380131 37 5
	Class R5	—	—	380131 36 7
	Class R6	GIDRX	N/A	380131 35 9
	Class PS	—	—	380131 24 3
Foreign Series Fund (p. 39)	Class R4	—	—	380131 71 4
	Class R5	—	—	380131 69 8
	Class R6	—	—	380131 68 0
	Class PS	—	—	380131 23 5
U.S. Equity Series Fund
U.S. Equity Allocation Series Fund (p. 44)	Class R4	—	—	380131 10 2
	Class R5	—	—	380131 20 1
	Class R6	—	—	380131 30 0
	Class PS	—	—	380131 22 7
Emerging Markets Equity Series Fund
Emerging Countries Series Fund (p. 49)	Class R4	—	—	380131 67 2
	Class R5	—	—	380131 66 4
	Class R6	GECRX	N/A	380131 65 6
	Class PS	—	—	380131 21 9
Fixed Income Series Funds
Core Plus Bond Series Fund (p. 54)	Class R4	—	—	380131 64 9
	Class R5	—	—	380131 63 1
	Class R6	—	—	380131 62 3
	Class PS	—	—	380131 19 3
Emerging Country Debt Series Fund (p. 60)	Class R4	—	—	380131 57 3
	Class R5	—	—	380131 56 5
	Class R6	—	—	380131 55 7
	Class PS	GMPSX	N/A	380131 18 5

GMO SERIES TRUST
ADDITIONAL INFORMATION
Each Fund’s annual and semiannual reports to shareholders contain or (when available) will contain additional information about the Fund’s investments. Each Fund’s annual report contains or (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Funds’ annual and semiannual reports are or (when available) will be, and the Funds’ SAI is, available free of charge by sending an email request to DCops@gmo.com, by calling toll-free at 1-877-466-7778, or by visiting the Trust’s website at http://dc.gmo.com. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.
You can review and copy the Prospectus, SAI, and reports (when available) at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Series Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, Massachusetts 02110. The shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held beneficially or of record by the shareholder.
SHAREHOLDER INQUIRIES
Plan administrators and financial
intermediaries may request additional
information from and direct inquiries to:
phone: 1-877-466-7778
email: dcops@gmo.com
website: http://dc.gmo.com
Plan participants and other investors who invest in the Funds through a financial intermediary should contact their plan administrator or other financial intermediary for information.
DISTRIBUTOR
Funds Distributor, LLC
3 Canal Plaza
Suite 100
Portland, Maine 04101
Investment Company Act File No. 811-22564

Filed pursuant to Rule 497(c)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2017

Multi-Asset Class Series Funds		Equity Series Funds continued		Equity Series Funds continued
Benchmark-Free Allocation Series Fund		International Equity Series Funds		Emerging Markets Equity Series Fund
Class R4: —	Class R5: —	International Equity Allocation Series Fund		Emerging Countries Series Fund
Class R6: GBMRX	Class PS: —	Class R4: —	Class R5: GEAUX	Class R4: —	Class R5: —
		Class R6: GEARX	Class PS: —	Class R6: GECRX	Class PS: —
Global Asset Allocation Series Fund
Class R4: —	Class R5: —	International Developed Equity Allocation		Fixed Income Series Funds
Class R6: GATRX	Class PS: —	Series Fund		Core Plus Bond Series Fund
		Class R4: —	Class R5: —	Class R4: —	Class R5: —
Absolute Return Series Fund		Class R6: GIDRX	Class PS: —	Class R6: —	Class PS: —
SGM Major Markets Series Fund
Class R4: —	Class R5: —	Foreign Series Fund		Emerging Country Debt Series Fund
Class R6: —	Class PS: —	Class R4: —	Class R5: —	Class R4: —	Class R5: —
		Class R6: —	Class PS: —	Class R6: —	Class PS: GMPSX
Equity Series Funds
Global Equity Series Funds		U.S. Equity Series Fund
Global Equity Allocation Series Fund		U.S. Equity Allocation Series Fund
Class R4: —	Class R5: —	Class R4: —	Class R5: —
Class R6: GGASX	Class PS: —	Class R6: —	Class PS: —

Quality Series Fund
Class R4: —	Class R5: —
Class R6: —	Class PS: —

This Statement of Additional Information (“SAI”) is not a prospectus. It relates to the GMO Series Trust Prospectus for each series of GMO Series Trust (the “Trust”) set forth above, dated June 30, 2017, as amended and revised from time to time (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus relating to the series of GMO Series Trust set forth above (each a “Fund,” and collectively, the “Funds”) and the Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, which are included in the annual report to shareholders of each Fund, are (or, in the case of Core Plus Bond Series Fund, Emerging Country Debt Series Fund, Foreign Series Fund, Quality Series Fund, SGM Major Markets Series Fund, and U.S. Equity Allocation Series Fund, will be, when available) incorporated by reference into this SAI. The Prospectus and the annual report to shareholders of each Fund may be obtained (in the case of Core Plus Bond Series Fund, Emerging Country Debt Series Fund, Foreign Series Fund, Quality Series Fund, SGM Major Markets Series Fund, and U.S. Equity Allocation Series Fund, when available) free of charge from GMO Series Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by sending an e-mail request to dcops@gmo.com, by calling toll-free at 1-877-466-7778, or by visiting the Trust’s website at http://dc.gmo.com.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is not offering or placing interests in the Funds to or with or otherwise promoting the Funds to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) is in force and effect. GMO, in its discretion, may accept any such investor into a Fund, but only if it is satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. None of the Funds, GMO, their respective affiliates, or any natural or legal person acting on their behalf have been registered with, have been approved by, or have made a notification to any EEA Member State, European Union, or other regulatory, governmental, or similar body with respect to the Funds, and no such body has approved, endorsed, reviewed, acquiesced, or taken any similar action with respect to any offering, marketing, or other promotional materials relating to the Funds.

-i-

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal strategies of, and risks of investing in, each Fund are described in the Prospectus. Each Fund invests substantially all of its assets in another fund, which is a series of GMO Trust (each an “Institutional Fund” and collectively, the “Institutional Funds”) and is managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Each Fund invests in Class III shares of its corresponding Institutional Fund. GMO also provides investment advisory services to the Funds. Information about the Institutional Funds is contained in a separate prospectus. The following list sets forth each Fund and its corresponding Institutional Fund.

Fund	Institutional Fund
GMO Benchmark-Free Allocation Series Fund	GMO Benchmark-Free Allocation Fund
GMO Core Plus Bond Series Fund	GMO Core Plus Bond Fund
GMO Emerging Countries Series Fund	GMO Emerging Countries Fund
GMO Emerging Country Debt Series Fund	GMO Emerging Country Debt Fund
GMO Foreign Series Fund	GMO Foreign Fund
GMO Global Asset Allocation Series Fund	GMO Global Asset Allocation Fund
GMO Global Equity Allocation Series Fund	GMO Global Equity Allocation Fund
GMO International Developed Equity Allocation Series Fund	GMO International Developed Equity Allocation Fund
GMO International Equity Allocation Series Fund	GMO International Equity Allocation Fund
GMO Quality Series Fund	GMO Quality Fund
GMO SGM Major Markets Series Fund	GMO SGM Major Markets Fund
GMO U.S. Equity Allocation Series Fund	GMO U.S. Equity Allocation Fund

References to a Fund in this SAI may refer to actions undertaken by the Fund or by the relevant Institutional Fund. Unless otherwise indicated in the Prospectus or this SAI, the investment objectives and policies of the Funds may be changed without shareholder approval.

FUND INVESTMENTS

The charts on the following pages indicate the types of investments that each Fund (through its corresponding Institutional Fund) is generally permitted (but not required) to make. A Fund may, however, make other types of investments, provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.

Investors should note that, when used in this SAI, (i) the term “invest” includes both direct and indirect investing as well as both long and short investing and (ii) the term “investments” includes both direct and indirect investments as well as both long and short investments. For example, a Fund may invest indirectly in a given asset or asset class by investing in another Fund or by investing in derivatives and synthetic instruments, and the resulting exposure to the asset or asset class may be long or short. Accordingly, the following charts indicate the types of investments that a Fund (through its corresponding Institutional Fund) is directly or indirectly permitted to make.

1

Multi-Asset Class Series Funds	Benchmark-Free Allocation Series Fund	Global Asset Allocation Series Fund
U.S. Equity Securities[1]	X	X
Non-U.S. Investments–Non-U.S. Issuers²	X	X
Non-U.S. Investments–Non-U.S. Issuers (Traded on U.S. Exchanges)²	X	X
Non-U.S. Investments–Emerging Countries²	X	X
Securities Lending	X	X
Depositary Receipts	X	X
Convertible Securities	X	X
Preferred Stocks	X	X
Contingent Value Rights	X	X
Master Limited Partnerships	X	X
Income Trusts	X	X
Warrants and Rights	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X	X
Options, Futures, and Forward Contracts	X	X
Swap Contracts and Other Two-Party Contracts	X	X
Foreign Currency Transactions	X	X
Repurchase Agreements	X	X
Debt and Other Fixed Income Securities	X	X
Debt and Other Fixed Income Securities–Long- and Medium-Term Corporate & Government Bonds³	X	X
Debt and Other Fixed Income Securities–Short-Term Corporate & Government Bonds³	X	X
Debt and Other Fixed Income Securities–Municipal Securities[4]	X	X
Cash and Other High Quality Investments	X	X
U.S. Government Securities and Foreign Government Securities	X	X
Auction Rate Securities	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X
Asset-Backed and Related Securities	X	X
Adjustable Rate Securities	X	X
Mezzanine Securities	X	X
Below Investment Grade Securities	X	X
Distressed or Defaulted Debt Securities	X	X
Leveraged Companies	X	X
Brady Bonds	X	X
Euro Bonds	X	X
Zero Coupon Securities	X	X
Indexed Investments	X	X
Structured Notes	X	X
Firm Commitments, When-Issued Securities, and TBAs	X	X
Loans, Loan Participations, and Assignments	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X
Commodity-Related Investments	X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X
Investments in Other Investment Companies–Shares of GMO Trust Funds	X	X
Investments in Subsidiary Companies–Shares of Wholly-Owned Subsidiary[5]

2

Absolute Return Series Fund	SGM Major Markets Series Fund
U.S. Equity Securities[1]	X
Non-U.S. Investments–Non-U.S. Issuers²	X
Non-U.S. Investments–Non-U.S. Issuers (Traded on U.S. Exchanges)²	X
Non-U.S. Investments–Emerging Countries²	X
Securities Lending	X
Depositary Receipts	X
Convertible Securities	X
Preferred Stocks	X
Contingent Value Rights
Master Limited Partnerships
Income Trusts
Warrants and Rights	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X
Options, Futures, and Forward Contracts	X
Swap Contracts and Other Two-Party Contracts	X
Foreign Currency Transactions	X
Repurchase Agreements	X
Debt and Other Fixed Income Securities	X
Debt and Other Fixed Income Securities–Long- and Medium-Term Corporate & Government Bonds³	X
Debt and Other Fixed Income Securities–Short-Term Corporate & Government Bonds³	X
Debt and Other Fixed Income Securities–Municipal Securities[4]	X
Cash and Other High Quality Investments	X
U.S. Government Securities and Foreign Government Securities	X
Auction Rate Securities	X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X
Asset-Backed and Related Securities	X
Adjustable Rate Securities	X
Mezzanine Securities	X
Below Investment Grade Securities	X
Distressed or Defaulted Debt Securities	X
Leveraged Companies
Brady Bonds	X
Euro Bonds	X
Zero Coupon Securities	X
Indexed Investments	X
Structured Notes	X
Firm Commitments, When-Issued Securities, and TBAs	X
Loans, Loan Participations, and Assignments	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X
Commodity-Related Investments	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X
Investments in Other Investment Companies or Other Pooled Investments	X
Investments in Other Investment Companies–Shares of GMO Trust Funds	X
Investments in Subsidiary Companies–Shares of Wholly-Owned Subsidiary[5]	X

3

Equity Series Funds	Global Equity Allocation Series Fund	Quality Series Fund	International Equity Allocation Series Fund	International Developed Equity Allocation Series Fund	Foreign Series Fund	U.S. Equity Allocation Series Fund	Emerging Countries Series Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X
Non-U.S. Investments–Non-U.S. Issuers²	X	X	X	X	X	X	X
Non-U.S. Investments–Non-U.S. Issuers (Traded on U.S. Exchanges)²	X	X	X	X	X	X	X
Non-U.S. Investments–Emerging Countries²	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X
Contingent Value Rights	X	X	X	X	X	X	X
Master Limited Partnerships	X		X	X		X
Income Trusts	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)	X		X	X	X	X	X
Options, Futures, and Forward Contracts	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X		X	X
Debt and Other Fixed Income Securities	X	X	X	X		X	X
Debt and Other Fixed Income Securities–Long- and Medium-Term Corporate & Government Bonds³	X	X	X	X		X	X
Debt and Other Fixed Income Securities–Short-Term Corporate & Government Bonds³	X	X	X	X		X	X
Debt and Other Fixed Income Securities–Municipal Securities[4]	X		X	X		X
Cash and Other High Quality Investments	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X
Auction Rate Securities	X		X	X		X
Real Estate Investment Trusts and Other Real Estate-Related Investments	X	X	X	X	X	X	X
Asset-Backed and Related Securities	X		X	X		X
Adjustable Rate Securities	X		X	X		X
Mezzanine Securities	X		X	X		X	X
Below Investment Grade Securities	X		X	X		X	X
Distressed or Defaulted Debt Securities	X		X	X		X
Leveraged Companies	X	X
Brady Bonds	X		X	X		X
Euro Bonds	X		X	X		X
Zero Coupon Securities	X		X	X		X
Indexed Investments	X		X	X	X	X	X
Structured Notes	X		X	X	X	X	X
Firm Commitments, When-Issued Securities, and TBAs	X		X	X	X	X	X
Loans, Loan Participations, and Assignments	X		X	X		X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X
Commodity-Related Investments	X		X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X
Investments in Other Investment Companies–Shares of GMO Trust Funds	X	X	X	X	X	X	X
Investments in Subsidiary Companies–Shares of Wholly-Owned Subsidiary[5]

4

Fixed Income Series Funds	Core Plus Bond Series Fund	Emerging Country Debt Series Fund
U.S. Equity Securities[1]	X	X
Non-U.S. Investments–Non-U.S. Issuers²	X	X
Non-U.S. Investments–Non-U.S. Issuers (Traded on U.S. Exchanges)²	X	X
Non-U.S. Investments–Emerging Countries²	X	X
Securities Lending	X	X
Depositary Receipts	X	X
Convertible Securities	X	X
Preferred Stocks	X	X
Contingent Value Rights
Master Limited Partnerships
Income Trusts
Warrants and Rights	X	X
Non-Standard Warrants (GDP Warrants, LEPOs, and P-Notes)		X
Options, Futures, and Forward Contracts	X	X
Swap Contracts and Other Two-Party Contracts	X	X
Foreign Currency Transactions	X	X
Repurchase Agreements	X	X
Debt and Other Fixed Income Securities	X	X
Debt and Other Fixed Income Securities–Long- and Medium-Term Corporate & Government Bonds³	X	X
Debt and Other Fixed Income Securities–Short-Term Corporate & Government Bonds³	X	X
Debt and Other Fixed Income Securities–Municipal Securities[4]	X	X
Cash and Other High Quality Investments	X	X
U.S. Government Securities and Foreign Government Securities	X	X
Auction Rate Securities	X	X
Real Estate Investment Trusts and Other Real Estate-Related Investments
Asset-Backed and Related Securities	X	X
Adjustable Rate Securities	X	X
Mezzanine Securities	X	X
Below Investment Grade Securities	X	X
Distressed or Defaulted Debt Securities	X	X
Leveraged Companies
Brady Bonds	X	X
Euro Bonds	X	X
Zero Coupon Securities	X	X
Indexed Investments	X	X
Structured Notes	X	X
Firm Commitments, When-Issued Securities, and TBAs	X	X
Loans, Loan Participations, and Assignments	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X
Commodity-Related Investments		X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X
Investments in Other Investment Companies–Shares of GMO Trust Funds	X	X
Investments in Subsidiary Companies–Shares of Wholly-Owned Subsidiary[5]

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Footnotes to Fund Investments Charts

[1]	For more information, see, among other sections, “Description of Principal Risks–Market Risk–Equities” in the Prospectus.
[2]	For more information, see, among other sections, “Description of Principal Risks–Non-U.S. Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments–Risks of Non-U.S. Investments” herein.
[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments–U.S. Government Securities and Foreign Government Securities” herein.
[4]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments–Municipal Securities” herein.
[5]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments–Investments in Wholly-Owned Subsidiaries” herein.

(Note: Some of the footnotes to the above charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross-reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a description of each Fund’s principal risks.)

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which each Fund (through its corresponding Institutional Fund) may engage and the risks associated with their use. Because each Fund invests substantially all of its assets in its corresponding Institutional Fund, each Fund is exposed to the investment practices of such Institutional Fund. Each Institutional Fund, and therefore the corresponding Fund, is also indirectly exposed to the investment practices of other funds managed by GMO that are not offered in the Prospectus (the “GMO Funds”), wholly-owned subsidiaries of GMO Funds, or other investment companies in which the Institutional Fund invests (such investment companies, together with the GMO Funds, “Underlying Funds”). Each Institutional Fund and Fund are therefore subject to all risks associated with the practices of the subsidiaries and Underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH AN INSTITUTIONAL FUND AND A FUND INDIRECTLY MAY BE EXPOSED THROUGH THE INSTITUTIONAL FUND’S INVESTMENT IN SUBSIDIARIES AND UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND ITS CORRESPONDING INSTITUTIONAL FUND, AND INDIRECTLY BY THE INSTITUTIONAL FUND (E.G., THROUGH SUCH INSTITUTIONAL FUND’S INVESTMENTS IN SUBSIDIARIES AND UNDERLYING FUNDS OR THROUGH INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).

Not all Funds may engage in all practices described below. Please refer to “Fund Summaries” in the Prospectus and “Fund Investments” above for additional information regarding the practices in which a particular Fund may engage.

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Portfolio Turnover

Based on GMO’s assessment of market conditions, GMO may trade a Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and which may adversely affect the Fund’s performance. It also may give rise to additional taxable income for shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed by a Fund to them, unless those shareholders are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates when distributed to shareholders. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” below for more information.

Each of Core Plus Bond Series Fund, Emerging Country Debt Series Fund, Foreign Series Fund, Quality Series Fund, SGM Major Markets Series Fund, and U.S. Equity Allocation Series Fund had not commenced operations prior to the end of the most recent fiscal year, so there is no portfolio turnover rate available for those Funds. For each of Benchmark-Free Allocation Series Fund, Emerging Countries Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Developed Equity Allocation Series Fund, and International Equity Allocation Series Fund, the historical portfolio turnover rate is shown under the heading “Financial Highlights” in the Prospectus. Changes in portfolio turnover rates were generally the result of purchases and redemptions of Fund shares.

Diversified and Non-Diversified Portfolios

As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer. All of the Funds are diversified.

Some of the Institutional Funds, as identified in the Prospectus, are “non-diversified” funds under the 1940 Act. As stated in the Prospectus, Funds that are “non-diversified” are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

All Funds and Institutional Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a regulated investment company under the Internal Revenue

7

Code of 1986, as amended (the “Code”). See the “Taxes” section for a description of these diversification standards.

Accelerated Transactions

For a Fund to take advantage of certain available investment opportunities, GMO may need to make investment decisions on an expedited basis. In such cases, the information available to GMO at the time of an investment decision may be limited. GMO may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Risks of Non-U.S. Investments

General. Investment in non-U.S. issuers or securities principally traded outside the United States may involve special risks due to non-U.S. economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises) and possible difficulty in obtaining and enforcing judgments against non-U.S. entities. A Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. For instance, France implemented a tax on certain financial transactions and the European Commission has proposed imposing a financial transaction tax on certain transactions. Certain foreign jurisdictions also impose withholding tax on certain payments made to non-residents when payments are attributable to local debt or other similar instruments. Any taxes or other charges paid or incurred by a Fund in respect of its non-U.S. investments will reduce its return thereon. A Fund may seek a refund in respect of taxes paid to a foreign country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. See the “Taxes” section for more information about other special tax considerations applicable to non-U.S. investments. In addition, for information on possible Australian or Singapore tax consequences of an investment in a Fund, see “Distributions and Taxes” in the Fund’s Prospectus.

In addition, the tax laws of some non-U.S. jurisdictions in which a Fund may invest are unclear and interpretations of such laws can change over time, including on a retroactive basis in which case a Fund could potentially incur non-U.S. taxes on a retroactive basis. Similarly, provisions in or official interpretations of the tax treaties with such non-U.S. jurisdictions may change over time, which changes could impact a Fund’s eligibility for treaty benefits, if any. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under

8

U.S. generally accepted accounting principles (“GAAP”), a Fund may be required to accrue for book purposes certain non-U.S. taxes in respect of its non-U.S. securities or other non-U.S. investments that it may or may not ultimately pay. Such tax accruals will reduce a Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, a Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of non-U.S. securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Non-U.S. brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in non-U.S. securities also may be affected by different custody and/or settlement practices or delayed settlements in some non-U.S. markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ non-U.S. portfolio securities (e.g., through the Funds’ brokerage contacts, external service providers, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.

Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. Taiwan is considered by GMO to be an emerging country. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other developed countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only

9

a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed income securities, interest) in emerging countries.

Special Risks of Investing in Asian Securities. In addition to the risks of non-U.S. investments and emerging countries investments described above, investments in Asia are subject to other risks. The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade and can be adversely affected by trade barriers, exchange controls, and other measures imposed or negotiated by the countries with which they trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries. Financial imbalances among various economic sectors, fueled by rising asset prices, strong credit growth, and relatively easy financing conditions in certain economies in Asia may also negatively impact those economies.

Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Certain Asian countries have experienced violence, terrorism, armed conflict, and social instability, which has negatively impacted their economies. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some governments in the region exercise considerable influence on their respective economies and, as a result, companies in the region may be subject to government interference and nationalization. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below under “Depositary Receipts,” derivatives, etc.). For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors (“FINI”). Each of GMO Taiwan Fund, GMO Emerging Countries Fund, GMO Emerging Markets Fund, GMO Foreign Fund, Foreign Small Companies Fund, GMO Tax Managed International Equities Fund and GMO International Small Companies Fund is registered with the Securities and Futures Commission of Taiwan as a FINI and is therefore authorized to invest directly in the Taiwanese securities market, subject to certain limitations. Each such Institutional Fund's ability to continue to invest directly in Taiwan is subject to the risk that its license may be terminated or suspended by the Securities and Futures Commission.

Some Asian countries require foreign investors to be registered with local authorities prior to investing in the securities markets and impose limitations on the amount of investments that may be made by foreign investors and the repatriation of the proceeds from investments.

Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of

10

these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt. The governments of certain Asian countries also maintain their currencies at artificial levels in relation to the U.S. dollar rather than at levels determined by the market, which may have an adverse impact on foreign investors.

Investment in particular Asian countries is subject to unique risks, yet the political and economic prospects of one country or group of countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, debt crisis, or decline in currency valuation in one Asian country may spread to other Asian countries. The economies of Asian countries are also vulnerable to effects of natural disasters occurring within the region, including droughts, floods, tsunamis, and earthquakes. Disaster recovery in Asia can be poorly coordinated, and the economic impact of natural disasters is significant at both the country and company levels.

Special Risks of Investing in Russian Securities. Certain of the Funds may invest directly in the securities of Russian issuers. Certain other Funds may have indirect exposure to Russian securities through their investment in one or more of the GMO Funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections.

The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries.

Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. The recent formation of the Russian securities markets and the underdeveloped state of Russia’s banking system subjects settlement, clearing, and registration of securities transactions to significant risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision, nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to most Russian equities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still may occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

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In addition, as a result of political and military actions undertaken by Russia, the United States and the European Union have instituted sanctions against certain Russian officials and institutions. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of Funds that have significant exposure to Russia.

Securities Lending

A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets. For these purposes, total assets include the proceeds of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of a Fund’s ability to vote the securities. However, securities loans will be made to brokers that GMO believes to be of relatively high credit standing pursuant to agreements requiring that the loans be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities (marked to market daily). If a loan is collateralized by U.S. government or other securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in one or more money market funds (in which case the Fund will bear its pro rata share of such money market fund’s fees and expenses), or directly in interest-bearing, short-term securities, and typically pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, a Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. A Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if both (i) GMO receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) GMO believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. However, a Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. GMO may retain lending agents on behalf of several of the Funds that would be compensated based on a percentage of the Fund’s return on its securities lending. The Funds also may pay various fees in connection with securities loans, including shipping fees and custodian fees.

Depositary Receipts

Many of the Funds invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing

12

ownership of non-U.S. securities (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding non-U.S. security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying non-U.S. securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying non-U.S. security, Depositary Receipts are subject to most of the risks associated with investing in non-U.S. securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks of Non-U.S. Investments.” Depositary Receipts also may be subject to illiquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market prices of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. GMO regards convertible securities as a form of equity security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles (convertible securities for which the market price of the common stock has fallen significantly below the conversion price of the convertible and, as a result, the conversion feature holds little value), the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock

13

while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Contingent Value Rights

A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the

14

occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

Master Limited Partnerships

A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. MLPs may derive income and gains from, among other things, the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management.

MLP securities in which certain GMO Funds may invest can include, but are not limited to: (i) equity securities of MLPs, including common units, preferred units or convertible subordinated units; (ii) debt securities of MLPs, including debt securities rated below investment grade; (iii) securities of MLP affiliates; (iv) securities of open-end funds, closed-end funds or exchange-traded funds (“ETFs”) that invest primarily in MLP securities; or (v) exchange-traded notes whose returns are linked to the returns of MLPs or MLP indices.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests.

Income Trusts

Income trusts are investment trusts that hold income-producing assets and distribute income generated by such assets to the “unitholders” of the trust, which are entitled to participate in the trust’s income and capital as its beneficiaries.

Income trusts generally invest in assets that provide a return to the trust and its unitholders based on the cash flows of an underlying business. Such assets may include equity and debt instruments, royalty interests or real properties. The income trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Income trusts also may include royalty trusts, a particular type of income trust whose securities are listed on a stock exchange and which controls an underlying company whose business relates to, without limitation, the acquisition, exploitation, production and sale of oil and natural gas.

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Investments in income trusts (including royalty trusts) are subject to operating risk based on the income trust’s underlying assets and their respective businesses. Such risks may include lack of or limited operating histories. Income trusts are particularly subject to interest rate risk and increases in interest rates offered by competing investments may diminish the value of trust units. Changes in the interest rate also may affect the value of future distributions from the income trust’s underlying assets or the value of the underlying assets themselves. Interest rate risk is also present within the income trusts themselves because they often hold very long-term capital assets, and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset and the life of the financing associated with it. In an increasing interest rate environment, the income trust’s distributions to its unitholders may decrease. Income trusts also may be subject to additional risk, including, without limitation, limited access to debt markets.

Income trusts do not guarantee minimum distributions or returns of capital to unitholders. The amount of distributions paid on a trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. The reduction or elimination of distributions to unitholders may decrease the value of trust units. Income trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying assets. As a result of distributing the bulk of their cash flow to unitholders, the ability of a trust to finance internal growth is limited. Therefore, income trusts typically grow through acquisition of additional assets, funded through the issuance of additional equity or, where the trust is able, additional debt. Because an income trust may make distributions to unitholders in excess of its net income, unitholder equity may decline over time.

Finally, for purposes of qualifying as a regulated investment company under the Code, the extent to which the Funds can invest in a particular income trust may be limited, depending, for instance, on the trust’s treatment for U.S. federal income tax purposes and its underlying assets. See the “Taxes” section for more information about these and other special tax considerations that can arise in respect of the Funds’ investments in income trusts, including royalty trusts.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options, Futures, and Forward Contracts” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. From time to time, certain Funds may use non-standard warrants, including GDP warrants, low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. GDP warrants require the issuer (a country) to make payments to the holder that vary based on the issuer’s gross domestic product or economic growth. LEPOs are different from standard warrants in that they

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do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or brokers that issue them. Generally, banks and brokers associated with non-U.S.-based brokerage firms buy securities listed on certain non-U.S. exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter (“OTC”) derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks – Derivatives and Short Sales Risk” and “Counterparty Risk” in the Prospectus and “Uses of Derivatives,” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Options, Futures, and Forward Contracts

Many of the Funds use options, futures, and forward contracts for various purposes, including for investment purposes and as a means to hedge other investments. See “Uses of Derivatives” for more information regarding the various derivatives strategies those Funds may employ using options, futures, and forward contracts. The use of options contracts, futures contracts, forward contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, forward contracts, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

Options on Securities and Indices. Many of the Funds may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the

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option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

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A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. A Fund also may invest in OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American-style, it may be exercised on any day up to its expiration date. In contrast, a European-style option may be exercised only on its expiration date.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.

Risk Factors in Options Transactions. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.)

The Funds’ ability to use options as part of their investment programs depends on the liquidity of the options market. In addition, that market may not exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of

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a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

An OTC option may be closed only with the consent of the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time. See “Swap Contracts and Other Two-Party Contracts – Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options and Quantity-Adjusting (“Quanto”) Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. In addition, a Fund may purchase and sell quanto options, which are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. See “Foreign Currency Transactions” for more information on those Funds’ use of currency options.

Futures. To the extent consistent with applicable law and its investment restrictions, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things,

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financial instruments (such as a U.S. government security or other fixed income investment), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent a Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase of futures contracts can serve as a long hedge, and the sale of futures contracts can serve as a limited short hedge. The purchase and sale of futures contracts also may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.

Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on non-U.S. exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales

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of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on non-U.S. exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges.”

Index Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures. A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to non-U.S. stock Index Futures.

Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation-Linked Futures. The Fixed Income Series Funds and SGM Major Markets Series Fund may engage in transactions involving inflation-linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation-linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. A Fund also may combine inflation-linked futures with U.S. Treasury futures contracts to create “synthetic” inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments – Inflation-Indexed Bonds” for a discussion of inflation-indexed bonds.

Currency Futures. Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. See “Foreign Currency Transactions” for a description of those Funds’ use of currency futures.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in

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the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase (or has sold short) by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, a Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” for a description of some Funds’ use of options on currency futures.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Some Institutional Funds may have direct or indirect exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures, including through their investments in GMO Implementation Fund, GMO SGM Major Markets Fund, or GMO Special Opportunities Fund. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, GMO intends to close out those futures contracts before the settlement date without the making or taking of delivery. See also “Commodity-Related Investments.”

Forward Contracts. A forward contract is a contract to buy or sell an underlying security or currency at a pre-determined price on a specific future date. The initial terms of the contract are set so that the contract has no value at the outset. Forward prices are obtained by taking the spot price of a security or currency and adding to it the cost of carry. No money is transferred upon entering into a forward contract and the trade is delayed until the specified date when the

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underlying security or currency is exchanged for cash. Subsequently, as the price of the underlying security or currency moves, the value of the contract also changes, generally in the same direction.

Forward contracts involve a number of the same characteristics and risks as futures contracts but there also are several differences. Forward contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized provisions available through any futures contract. Finally, forward contracts, as two party obligations for which there is no secondary market, involve counterparty credit risk not present with futures.

Forward currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency transactions involve significant risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by U.S. governments or foreign governments or central banks, or by currency controls or political developments in the United States or abroad, including repatriation limitations. A Fund’s exposure to foreign dollar currencies means that a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of

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transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. The securities pledged to counterparties to secure a Fund’s margin accounts could be subject to a “margin call,” pursuant to which the Fund would be required to either deposit additional funds with the counterparty or suffer mandatory liquidation of the pledged securities to compensate for the decline in market value. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Furthermore, the low margin deposits normally required in futures trading permit a high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses. Trading hours for non-U.S. stock Index Futures may not correspond perfectly to the trading hours of the non-U.S. exchange to which a particular non-U.S. stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of non-U.S. stock Index Futures and the value of the relevant index.

A Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other

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instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if a futures broker of a Fund becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearing house fully discharging all of its obligations. In the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts. Also, in contrast to the treatment of margin provided for cleared derivatives, the futures broker does not typically notify the futures clearing house of the amount of margin provided by the futures broker to the futures clearing house that is attributable to each customer. Therefore, a Fund is subject to the risk that its margin will be used by the futures clearing house to satisfy the obligations of another customer of its futures broker. In addition, in the event of the bankruptcy or insolvency of a clearing house, a Fund might experience a loss of funds deposited through its futures broker as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a futures broker who was a member of such clearing house. Furthermore, if a futures broker does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a futures broker, a Fund could have only an unsecured creditor claim in an insolvency of the futures broker with respect to the margin held by the futures broker.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Physical Delivery Risk. A Fund may trade in physical commodities and/or invest in certain futures contracts on commodities that are not required to be cash settled. In such cases, a Fund may take physical delivery of commodities. Such commodities may be subject to the risk of theft, spoilage, destruction and similar risks. In addition, storage, insurance, and other costs associated with holding commodities will affect the value of such contracts. In the event that a Fund holds physical commodities and one or more of the foregoing risks materialize, and in light of the costs associated with holding commodities, the Funds may suffer losses.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when GMO reinvests the proceeds from a maturing contract, it may purchase a new

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futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” for more discussion of the special risks of investing in commodity futures, options on commodity futures, and other commodity-related instruments and investments, including forward contracts, structured notes, convertible securities and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves, and other related types of derivatives, including certain tax-related risks.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Non-U.S. Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on U.S. exchanges. For example, some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. To the extent that GMO’s view with respect to a particular counterparty changes adversely (whether due to external events or otherwise), a Fund’s existing transactions with that counterparty will not necessarily be required to be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount). In addition, unless a Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on non-U.S. exchanges and other currencies, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of non-U.S. options and futures also may be adversely affected by other factors unique to non-U.S. investing. See “Risks of Non-U.S. Investments.”

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Swap Contracts and Other Two-Party Contracts

Many of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options, futures, and forward contracts. See “Uses of Derivatives” for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.

Swap Contracts. The Funds may directly or indirectly use various different swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if GMO determines it is consistent with the Fund’s investment objective and policies.

A Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, a Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may enter into interest rate swaps (including municipal swaps) in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund also may enter into swaps to modify its exposure to particular currencies using cross-currency swaps. For instance, a Fund may enter into a cross-currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency. Cross-currency swaps are contracts between two counterparties to exchange interest and principal

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payments in different currencies. A Fund entering into a cross-currency swap is exposed to both interest rate risk and foreign currency exchange risk. A Fund may also enter into basis swaps in order to limit interest-rate risk as a result of the difference between borrowing and lending rates. Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

A Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds), thereby creating synthetic inflation-indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation-indexed bonds issued by the U.S. Treasury. See “Indexed Investments – Inflation-Indexed Bonds.”

In addition, a Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or non-U.S. issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts”). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. A Fund also may invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and generally would have no payment obligations, with the exception of an initial payment made on the credit default swap or any margin requirements with the credit default swap counterparty. For credit default swap agreements, trigger events for payment under the agreement vary by the type of underlying investment (e.g., corporate and sovereign debt, asset-backed securities, and credit default swap indices) and by jurisdiction (e.g., United States, Europe and Asia).

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A Fund may use dividend swaps. Under a dividend swap, one party pays to the other party the dividends paid with respect to a notional amount of a security (or a basket or index of securities) during the term of the swap, in exchange for interest rate or other payments. To the extent the dividends paid on the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, a Fund may use volatility swaps. Volatility swaps involve the exchange of forward contracts on the future realized volatility of a given underlying asset, and allow the Fund to take positions on the volatility of that underlying asset. A Fund also may use a particular type of volatility swap, known as a variance swap agreement, which involves an agreement by two parties to exchange cash flows based on the measured variance (volatility squared) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

A Fund may use correlation swaps, which provide exposure to increases or decreases in the correlation between the prices of different assets or market rates. Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Some Funds, through their investments in Institutional Funds that invest in GMO Implementation Fund, GMO SGM Major Markets Fund, GMO Special Opportunities Fund, or otherwise, may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index) or to commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” for more discussion of the Funds’ use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar

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market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when GMO believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, some Institutional Funds may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.

Interest Rate Caps, Floors, and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options, Futures, and Forward Contracts – Risk Factors in Options Transactions” and “– Risk Factors in Futures and Futures Options Transactions.” Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet or disputes its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when a Fund has concentrated its derivatives with a single or

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small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent a Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments GMO believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account (which can be invested in instruments permitted under the regulations). Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers, with a claim against the clearing member for any deficiency. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amount is generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives positions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

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The risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose a Fund to unlimited risk of loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Additional Risk Factors in OTC Derivatives Transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results.

Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives.

Among other trading agreements, certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern OTC derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events, and may include collateral posting terms and netting provisions that apply in the event of a default and/or a termination event. Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow a Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared

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derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the

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components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

New rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments–Commodity Pool Operator Status. Each of Benchmark-Free Allocation Series Fund, Global Asset Allocation Series Fund, and SGM Major Markets Series Fund, together with GMO Alpha Only Fund, GMO Asset Allocation Bond Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Emerging Country Debt Fund, GMO Global Asset Allocation Fund, GMO Implementation Fund, GMO SGM Major Markets Fund, GMO Special Opportunities Fund, and GMO Strategic Opportunities Allocation Fund, is a commodity pool under the Commodity Exchange Act (the “CEA”) and GMO is registered as a “commodity pool operator” under the CEA with respect to these Funds. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to these Funds and compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return.

The Trust and GMO Trust, with respect to each Fund and Institutional Fund not listed in the previous paragraph (the “Excluded Funds”), has claimed an exclusion from the definition of “commodity pool operator” under the CEA pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, neither the Excluded Funds nor the Trust or GMO Trust (with respect to the Excluded Funds) are subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each Excluded Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an Excluded Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, GMO may be required to register as a “commodity pool operator” with the CFTC with respect to that Excluded Fund. The eligibility of the Trust or GMO Trust to claim the exclusion with respect to an Excluded Fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Excluded Fund holds out its use of commodity interests. An Excluded Fund’s ability to invest in commodity

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interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the requirements of Rule 4.5, which may adversely affect the Excluded Fund’s total return. In the event the Trust or GMO Trust becomes unable to rely on the exclusion in Rule 4.5 with respect to an Excluded Fund and GMO is required to register with the CFTC as a commodity pool operator with respect to an Excluded Fund, the Excluded Fund’s expenses may increase, adversely affecting that Fund’s total return.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the United States or abroad. Currencies in which a Fund’s assets are denominated, or in which a Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which a Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and a Fund may not be able to convert these currencies into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark or index. Those Funds also may purchase forward foreign currency contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency

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increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract.

A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. See “Options, Futures, and Forward Contracts – Futures” for more information on futures contracts and options on futures contracts.

A Fund also may purchase or sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. See “Options, Futures, and Forward Contracts – Currency Options and Quantity-Adjusting (“Quanto”) Options” for more information on currency options.

Repurchase Agreements

A Fund may (in the case of GMO U.S. Treasury Fund, as a principal investment strategy) enter into repurchase agreements with banks and brokers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, in the case of GMO U.S. Treasury Fund, usually a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to

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expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks – Counterparty Risk” in the Prospectus.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments.” In addition, the Funds may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). See, for example, “Options, Futures, and Forward Contracts – Inflation Linked Futures” above.

Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

In addition to market risk and credit risk, holders of fixed income securities are subject to inflation/deflation risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely or materially impair the ability of distressed issuers to restructure, which may result in a decline in the net asset value of a Fund’s portfolio.

Because interest rates vary, the future income of a Fund that invests in floating rate fixed income securities cannot be predicted with certainty. To the extent a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

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The Funds may invest in a wide range of debt and fixed income instruments, including, but not limited to, Asset-Backed and Mortgage-Backed Securities, Brady Bonds, Euro Bonds, U.S. Government and Foreign Government Securities and Zero Coupon Securities, each of which is described below.

Cash and Other High Quality Investments

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of a Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. or foreign government securities may fall during times of rising interest rates. Yields on U.S. and foreign government securities tend to be lower than those of corporate securities of comparable maturities. Generally, when interest rates on short-term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury

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obligations, such as GMO U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

In addition to investing directly in U.S. and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. A Fund also may invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States, including Puerto Rico, and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political, and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. In

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addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). A Fund also may invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts – Swap Contracts.”

See the “Taxes” section for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.

Puerto Rico Municipal Securities. Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of a Fund’s investments in Puerto Rico municipal securities. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of a Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a Fund’s investments in Puerto Rico municipal securities.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by brokers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

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Real Estate Investment Trusts and Other Real Estate-Related Investments

Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition, and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market prices of their securities.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest in and own real estate directly, generally invest a majority of their assets in income-producing properties to generate cash flow from rental income and gradual asset appreciation. The income-producing properties in which equity REITs invest typically include land, office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs, which make construction, development, or long-term mortgage loans, generally invest the majority of their assets in real estate mortgages or mortgage-backed securities and derive their income primarily from interest payments on the mortgages. Hybrid REITs share characteristics of equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. An exchange-traded REIT is generally more liquid than a REIT that is not traded on a securities exchange. The Funds may invest in both exchange-traded and privately-traded REITs.

In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. In addition, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in the “Taxes” section below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt

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status under the 1940 Act. If a REIT were not to be eligible for the favorable tax treatment afforded to REITs under the Code, it would be subject to federal income tax, thus reducing its value. See the “Taxes” section for a discussion of special tax considerations relating to a Fund’s investments in U.S. REITs.

By investing in REITs indirectly through a Fund, an investor will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed income securities described in the Prospectus under “Description of Principal Risks–Market Risk–Fixed Income” and elsewhere in this SAI.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

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Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater illiquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. See “Description of Principal Risks – Market Risk – Asset-Backed Securities” and “– Credit Risk” in the Prospectus for more information regarding credit and other risks associated with investments in asset-backed securities.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Similar to mortgage-backed securities, other asset-backed securities face illiquidity risk from worldwide economic and liquidity conditions as described above in “Mortgage-Backed Securities.” The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the

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underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation for underlying assets (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the holders of those underlying assets. In addition, the insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. In addition, a Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) (see “Collateralized Debt Obligations” (“CDOs”)). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

In many securitizations, CDOs and similar transactions, there are asset and counterparty performance requirements that must be met to ensure income is paid to all investors, rather than

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being retained in a lock-up or cash reserve as additional credit or liquidity support for senior investors. If a Fund takes subordinated positions in such transactions, or if a diversion were to occur, it could result in an elimination, deferral or reduction of the income received by the Fund.

Each loan portfolio underlying a securitization is administered by a servicer whose role may include underwriting the loan portfolio, arranging its securitization, administering cash flows and arrears, and overseeing the realization of security where a loan has gone into default. A Fund’s investment and the return to the Fund may be adversely impacted where, among other things, the servicer (1) fails to follow best practices in realizing any security values, or (2) fails to adequately administer the loans that fall into arrears or default. In the event that the servicer is unable to meet its administrative obligations, a substitute servicer will need to be appointed. There is a risk that a substitute servicer will not be available when required, that the substitute servicer will not be able to perform its duties with the requisite level of skill and competence or that it will require extra time to assume responsibility for the portfolio.

Collateralized Mortgage Obligations (“CMOs”); Residuals and Strips. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each

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class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). A Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include U.S. and non-U.S. senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. The Funds may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, a Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk (including adverse credit spread moves), illiquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans, or other assets that are being securitized, remoteness of those assets

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from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer of the securitized assets (particularly where the underlying collateral in a loan portfolio is not individually assessed prior to purchase); (iii) market and illiquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale; and (iv) if the particular structured product is invested in a security in which a Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

The Funds may invest in covered bonds, which are debt securities issued by banks or other credit institutions that are backed by both the issuing institution and underlying pool of assets that compose the bond (a “cover pool”). The cover pool for a covered bond is typically composed of residential or commercial mortgage loans or loans to public sector institutions. A covered bond may lose value if the credit rating of the issuing bank or credit institution is downgraded or the quality of the assets in the cover pool deteriorates.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Mezzanine Securities

A Fund may invest in mezzanine securities, which are unsecured securities that are senior to common stock or other equities but that are subordinated to substantial amounts of senior debt. Holders of mezzanine securities are generally not entitled to receive any payments in bankruptcy or liquidation until senior creditors are paid in full. In addition, the legal remedies available to holders of mezzanine securities are normally limited by contractual restrictions benefiting senior creditors. In the event a company in which a Fund holds mezzanine securities cannot generate adequate cash flow to meet senior debt service, the Fund may suffer a partial or total loss of capital invested. In situations where some or all of the senior debt is unsecured, distributions in respect of mezzanine securities may be substantially less than distributions payable to other unsecured creditors. Because issuers of mezzanine securities are often highly leveraged, their relatively high

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debt-to-equity ratios create increased risks that their operations cannot generate adequate cash flow to meet senior debt service.

Below Investment Grade Securities

Some Funds may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by GMO to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, some Funds may hold securities that are downgraded to below investment grade status after the time of purchase by the Funds (sometimes referred to as “fallen angel” securities). The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic, regulatory or other conditions (including, for example, a substantial period of rising interest rates or declining earnings) may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. High yield securities may be unsecured and may be subordinate to other obligations of the issuer, including obligations to senior creditors, trade creditors and employees. In addition, many issuers of high yield debt may be (i) in poor financial condition; (ii) experiencing poor operating results; (iii) having substantial capital needs or negative net worth; or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on GMO’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case of investment grade securities.

The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus and herein), particularly during erratic markets, the values realized on their sale may differ from the

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values at which they are carried on the books of a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.

Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt securities, which may result in further risk of illiquidity and volatility with respect to high yield debt securities held by a Fund, and this trend may continue in the future. Furthermore, high yield debt securities held by a Fund may not be registered under the Securities Act, and, unless so registered, the Fund will not be able to sell such high yield debt securities except pursuant to an exemption from registration under the Securities Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B – Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.

Distressed or Defaulted Debt Securities

Some Funds may invest, directly or indirectly (through derivatives or other funds), in securities, claims, and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). A Fund may purchase distressed securities and instruments of all kinds, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that can lead to payment defaults and insolvency proceedings on the part of their issuers. For example, investment in stressed or distressed loans are often less liquid than performing loans. In addition, the market may be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the values of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

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Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for GMO to determine within reasonable standards of predictability. A Fund may invest in companies that are in the process of exiting, or that have recently exited, the bankruptcy process. Investments in post-reorganization securities typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, post-reorganization securities can be subject to heavy selling or downward pricing pressure after the completion of a bankruptcy reorganization or restructuring. If a Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If GMO’s assessment of the eventual recovery value of a defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in the above-noted instruments may present special tax issues for a Fund. See the “Taxes” section for more information.

Risks of Litigation. Investing in securities issued by companies under financial or business stress can be a contentious and adversarial process that involves litigation. Different investor groups may have qualitatively different, and frequently conflicting, interests. A Fund may have indemnification obligations in connection with any such litigation. In particular, the Fund may be obligated to indemnify its trustees, GMO and any director, officer, partner, member, stockholder, controlling person or employee of GMO and any person serving at the request of the Fund.

Liquidation and Litigation Trusts. A Fund may invest or otherwise acquire, such as in a distribution pursuant to a plan of reorganization, interests or instruments in liquidation, litigation, and/or similar trusts which may provide a recovery to its beneficiaries by asserting litigation claims or otherwise liquidating assets of a debtor. Interests or instruments in liquidation, litigation or similar trusts could be illiquid and/or difficult to value. Any recovery pursuant to an interest or instrument in such trusts may be significantly delayed as a result of prolonged litigation or other proceedings, which may not be successful and could result in no recovery to the beneficiaries of the trust.

Rescue Financings and DIP Loans. A Fund may support and/or participate in the provision of rescue financings, which are typically secured loans structured to generate high risk-adjusted returns extended to distressed companies that have not yet filed for bankruptcy protection. Such Funds also may support and/or participate in the provision of debtor-in-possession (“DIP”) loans

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to companies undergoing bankruptcy reorganization to assist them with their financing needs during the reorganization process. In this context, a Fund generally will obtain a secured and/or a priority claim against the borrower’s assets that would permit the Fund to foreclose on its collateral if the borrower fails to restructure or reorganize. In addition, if the Fund wished to participate in the restructured or reorganized entity, it could agree to convert its loan into securities issued in connection with the restructuring or reorganization. If the borrower fails to successfully restructure or reorganize, or if the assets pledged as collateral for the Fund’s DIP or rescue loan are insufficient, the Fund may not be able to recover the full amount lent to the borrower and may lose money.

Participation on Creditors’ Committees. Generally, when a Fund holds bonds or other fixed income securities of an issuer, the Fund becomes a creditor of the issuer. Although under no obligation to do so, a Fund may participate on committees formed by creditors to negotiate the management of financially troubled issuers that may or may not be in bankruptcy or the Fund may seek to negotiate directly with the issuers with respect to restructuring issues. If the Fund does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, a Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the Fund’s actions. As a member of a creditors’ committee, a Fund also may be provided with material non-public information that may restrict the Fund’s ability to trade in the issuer’s securities. A Fund may determine in good faith that its trading activities are not restricted and may trade in the issuer’s securities while engaged in the issuer’s restructuring activities. Such trading creates a risk of litigation and liability that may cause the Fund to incur significant legal fees and potential losses.

Risks Associated with Bankruptcy and Insolvency Cases. Many of the events within a bankruptcy or insolvency case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a court would not approve actions which may be contrary to the interests of a Fund.

Generally, the duration of a bankruptcy or insolvency case can only be estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management personnel may depart and the company may not be able to invest adequately. In many cases, the company may not be able to reorganize and may be required to liquidate assets. In addition, the debt of companies in financial reorganization may not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, the effect of a bankruptcy filing on a company may adversely and permanently affect the company. The company may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the realization value of the company may not equal the realization

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value that was believed to exist at the time of the investment.

During a bankruptcy case, an automatic stay will prevent all creditors from taking action against the debtor to collect on amounts owed to such creditors. Unless a creditor’s claim in such case is secured by assets having a value in excess of such claim, no interest will be permitted to accrue and, therefore, a creditor’s return on investment can be adversely affected by the passage of time during which the plan of reorganization of the debtor is being negotiated, approved by the creditors and confirmed by the bankruptcy court.

The administrative costs in connection with a bankruptcy proceeding are frequently high and will generally be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds thereof which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purposes of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class.

Claims in bankruptcy cases are often paid at less than par and, depending on the debtor’s asset and liabilities, there may be no recovery at all for some classes of creditors. The claims of secured creditors are often paid out over time. Initially, only the debtor may file a proposed plan of reorganization. While the U.S. Bankruptcy Code permits other parties-in-interest to file proposed plans of reorganization after the debtors’ “exclusive period” to do so ends, bankruptcy courts often extend the debtor’s exclusive period, which effectively permits only the debtor to file a proposed reorganization plan. While creditors can vote on the plan of reorganization the unanimous consent of all creditor classes is not necessarily required for the bankruptcy court to confirm the plan. Therefore, a plan can, subject to the provisions of the U.S. Bankruptcy Code, be “crammed down” on dissenting classes of creditors.

Even if a class of claims is entitled to a recovery in a reorganization or liquidation proceeding, such recovery could be in the form of instruments or interests different from the form of instrument or interest which formed the basis for the claims, including debt securities, equities, warrants, options, cash, interests in litigation claims or trusts formed to pursue such litigation claims, interests in liquidation trusts, or other property or interests, any of which could be illiquid and/or difficult to value.

Furthermore, there are instances where creditors and equity holders may lose their ranking and priority when they act inequitably in taking over management and functional operating control of a debtor or otherwise. Creditors, particularly creditors that own equity or are in control of a debtor, also may lose priority in situations where a bankruptcy court determines that debt should be recharacterized as equity base on the perceived “intent” of the parties as determined by the bankruptcy court.

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Notwithstanding the corporate structure of various debtor entities, such as special purpose entities created to hold assets and to structure or bankruptcy remoteness, such entities may, in certain cases, be substantively consolidated in bankruptcy proceedings, which can affect the outcome of such proceedings and adversely affect the amounts ultimately received by creditors.

The U.S. Bankruptcy Code and other laws and regulations affecting debtors’ and creditors’ rights are subject to change, including by way of legislative action or judicial interpretation. Such changes could alter the expected outcome or introduce greater uncertainty regarding the expected outcome of an investment situation of a Fund, which may adversely affect such investment of the Fund’s investment program.

Investments in the debt of financially stressed companies domiciled outside the United States involve additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights (including the right to enforce liens on collateral), reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Risks of Pre-filing Investments. A Fund may invest in the securities and obligations issued by issuers that are financially distressed and that GMO expects will commence bankruptcy proceedings, including debt obligations that are in covenant or payment default (each such issuer a “pre-filing issuer”). GMO generally considers such investments to be speculative. The repayment of defaulted obligations is subject to significant uncertainties. These loans are subject to the risks inherent in the bankruptcy process and do not possess certain protections, such as priming liens, afforded to other creditors. It is possible that a creditor making an investment prior to the commencement of bankruptcy proceedings will be deemed to have acted inequitably and consequently lose ranking and priority. In addition, investments in pre-filing issuers are more likely to be challenged as fraudulent conveyances and amounts paid on the investment may be subject to avoidance as preferences under certain circumstances.

Leveraged Companies

A Fund’s investments may provide exposure to companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the companies to adverse economic factors such as downturns in the economy or deterioration in the condition of the company or its industry. Additionally, the securities acquired by a Fund may be the most junior securities in what may be a complex capital structure, and thus subject to the greatest risk of loss.

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Brady Bonds

Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. There are very few remaining Brady Bonds in existence today.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in U.S. dollars held in banks outside of the United States (“Eurodollars”), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally.”

Zero Coupon Securities

A Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. Each Fund that is a regulated investment company under the Code is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). See the “Taxes” section. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a

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specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the United States and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

A Fund’s investments in certain indexed securities, including inflation-indexed bonds, may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders (including at a time when it may not be advantageous to do so). See the “Taxes” section.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation-Indexed Bonds. Some Funds may invest in inflation-indexed bonds and in futures contracts on inflation-indexed bonds. See “Options, Futures, and Forward Contracts – Inflation-Linked Futures” for a discussion of inflation-linked futures. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes.

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Inflation-indexed securities issued by the U.S. Treasury (or TIPS) have maturities of approximately three, five, ten, or thirty years, although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The market price of inflation-indexed bonds (including TIPS) normally changes when real interest rates change. Their value typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced.

Although inflation-indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation-indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign

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government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Any increase or decrease in the principal amount of an inflation-indexed bond constitutes taxable ordinary income to investors in the Fund over time, even though principal is not paid until maturity. Decreases to principal amounts may not be currently deductible from a U.S. federal tax perspective.

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments, When-Issued Securities, and TBAs

Some Funds may enter into firm commitments and similar agreements with banks or brokers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed income securities may enter into a firm commitment agreement if GMO anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

Certain Funds may purchase or sell securities, including mortgage-backed securities, in the to-be-announced (“TBA”) market. A TBA purchase commitment is a security that is purchased or sold for a fixed price and the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that

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meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. The purchaser of TBA securities generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.

Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBAs have historically not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

Loans (Including Bank Loans), Loan Participations, and Assignments

Some Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by a corporate, governmental, or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. Investments in direct debt instruments are subject to a Fund’s policies regarding the quality of debt investments generally. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate, and may be senior or subordinated. The Funds may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer a Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by a Fund may be below investment grade, unrated, and/or undersecured.

When investing in a loan participation, a Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit

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from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

Investments in loans through direct assignment of a lender’s interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

GMO may, with respect to its management of investments in certain loans for a Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, GMO will seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). GMO’s decision not to use material, non-public information about borrowers may place GMO at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, GMO’s ability to assess the significance of the amendment, waiver or consent or its desirability from a Fund’s point of view may be materially and adversely affected.

When GMO’s employees, on-site consultants, partners, members, directors, or officers come into possession of material, non-public information about the issuers of loans that may be held by a Fund or other accounts managed by GMO (either intentionally or inadvertently), or material, non-public information is otherwise attributed to GMO, GMO’s ability to trade in other securities of the issuers of these loans for the account of GMO may be limited pursuant to applicable securities laws. Such limitations on GMO’s ability to trade could have an adverse effect on a Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

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Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.

Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

Trade Claims. The Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims generally are not regulated by U.S. federal securities laws or the Securities and Exchange Commission (“SEC”).

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Although GMO endeavors to protect against such risks in connection with the evaluation and purchase of claims, trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims also may be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if a Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Lender Liability Considerations and Equitable Subordination Risks. In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. In addition, courts have in some cases applied the doctrine of equitable subordination to subordinate the claim of a lending institution against a borrower to claims of other creditors of the borrower when the lending institution is found to have

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engaged in unfair, inequitable, or fraudulent conduct. There can be no assurance as to whether any fund, lending institution, or other party from which a Fund may directly or indirectly acquire such claims engaged in any such conduct, and if it did, as to whether the Fund would be subject to claims that the Fund’s portfolio investments should be equitably subordinated based on such conduct. Because of the nature of certain of a Fund’s portfolio investments, a Fund could be subject to allegations of lender liability or to claims that the Fund’s portfolio investments should be equitably subordinated.

Fraudulent Conveyance and Preference Risk. Various federal and state laws enacted for the protection of creditors may apply to the purchase of a Fund’s investments by virtue of the Fund’s role as a creditor with respect to the borrowers under such investments. If a court in a lawsuit brought by an unpaid creditor, a debtor-in-possession, a trustee in bankruptcy, or their respective representatives, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by an investment and the grant of any security interest or other lien securing such investment and, after giving effect to such indebtedness and/or grant of any security interest or other lien, the issuer or obligor (i) was insolvent; (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital; or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could, under certain circumstances, invalidate, in whole or in part, such indebtedness and such security interest or other lien as fraudulent conveyances, could subordinate such indebtedness to existing or future creditors of the borrower, and could allow the borrower to recover amounts previously paid by the borrower to the creditor (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness.

The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer or obligor would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets were less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer or obligor was “insolvent” after giving effect to the incurrence of the indebtedness and/or the granting of any security interest or other lien or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence of indebtedness and/or grant of security interests or other lien.

A Fund may invest in bank debt or other indebtedness issued by a borrower which is guaranteed by other entities within the borrower’s corporate family. In such circumstances, the borrower often has little or no assets other than the stock of its subsidiaries and, as a result, any recovery is often available only, if at all, from the entities that guaranteed the indebtedness. There is a risk, however, that the obligations of such guarantors and any security interests or other liens issued by the guarantors to secure such obligations may be avoided as fraudulent conveyances in the event that a court were to determine that such guarantors did not receive reasonably equivalent value in exchange for the issuance of the guarantees and for the security interests or other liens. A court could determine that the guarantors did not receive reasonably equivalent value or fair consideration in incurring the obligations and granting the security interests or other liens despite the existence of “indirect” benefits to the guarantors, such as the strengthening of the corporate enterprise in the transaction. Additionally, provisions in guarantees and other similar documents

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governing similar obligations by which fraudulent conveyance exposure is sought to be reduced or eliminated, such as so-called “savings clauses,” may not be enforceable. As a result, a Fund’s investment in corporate bank debt or other indebtedness could be subject to avoidance as a fraudulent conveyance.

In addition, in the event of the insolvency (as determined by a court based on the law of the jurisdiction which is being applied) of an issuer of an investment, payments made on a Fund’s investment could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency depending on a number of factors.

There can be no assurance that a successful cause of action for fraudulent conveyance or preference will not occur, or as to whether any fund, lending institution or other party from which a Fund may directly or indirectly acquire an investment engaged in any conduct to give rise to such causes of action, and if it did, as to whether such causes of action could be asserted against the Fund.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation a Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). A Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks – Derivatives and Short Sales Risk” and “– Counterparty Risk” in the Prospectus

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and “Uses of Derivatives” below. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund’s fundamental investment restriction on borrowings.

Commodity-Related Investments

SGM Major Markets Series Fund may gain exposure to commodities or commodity-related instruments through its Institutional Fund, GMO SGM Major Markets Fund. Some Funds may gain such exposure through their respective Institutional Funds’ investments in GMO Implementation Fund, GMO SGM Major Markets Fund, or GMO Special Opportunities Fund. Such instruments include, but are not limited to, futures contracts, swaps, options, forward contracts, and structured notes and equities, debt securities, convertible securities, and warrants of issuers in commodity-related industries or with respect to the physical commodities themselves.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable. See “Options, Futures, and Forward Contracts,” “Structured Notes,” “Swap Contracts and Other Two-Party Contracts,” and “Uses of Derivatives” herein for more information on the Fund’s investments in derivatives, including commodity-related derivatives

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such as swap agreements, commodity futures contracts, and options on commodity futures contracts.

In general, in order to qualify as a regulated investment company under the Code (“RIC”), each Fund and its respective Institutional Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). Each of GMO Implementation Fund, GMO SGM Major Markets Fund, and GMO Special Opportunities Fund should generally be entitled to treat the income it recognizes from its investment in its wholly-owned foreign subsidiary as qualifying income. There is a risk that the Internal Revenue Service (“IRS”) could determine that some or all of the gross income that one or more of these funds derive from an investment in such a subsidiary is not qualifying income, which might adversely affect such fund’s ability to qualify as a RIC. If any of GMO Implementation Fund, GMO SGM Major Markets Fund, or GMO Special Opportunities Fund were to fail to qualify as a RIC for a particular year, such failure would adversely affect a Fund’s return on its investment in the applicable fund, including through its Institutional Fund. In the case of GMO SGM Major Markets Fund, such failure would also adversely affect SGM Major Markets Series Fund’s ability to qualify as a RIC. Depending upon the size of an Institutional Fund’s investment in GMO SGM Major Markets Fund, GMO Implementation Fund or GMO Special Opportunities Fund, a failure by any of the latter funds to qualify as a RIC could also adversely affect the ability of the Institutional Fund investing in such fund and, in turn, the ability of its corresponding Fund, to qualify as a RIC. See the “Investments in Wholly-Owned Subsidiaries” and “Taxes” sections.

An Institutional Fund’s pursuit of an investment strategy that involves exposure to commodity markets will potentially be limited by its intention to qualify as a RIC, and could adversely affect its ability and, in turn, its corresponding Fund’s ability to so qualify. See the “Taxes” section for more information.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

At the time of purchase, each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of a Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, a Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

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While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities are generally only sold to institutional investors in private sales from the issuer or from an affiliate of the issuer. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of marketplace trades. Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense. While such Fund may be indemnified against such liabilities, the issuer may not have the financial resources to satisfy its indemnification obligations. Furthermore, it is the position of the SEC staff that indemnification for violations of the Securities Act is against public policy and therefore unenforceable. A Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of GMO normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Private Investments in Public Companies. A Fund may make investments in private placements by publicly-held companies (“PIPEs”). In a typical PIPE transaction, a Fund will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the over-the-counter market, but the securities acquired by the Fund will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid by the Fund in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock acquired by the Fund or the shares of common stock issuable upon conversion of the convertible securities acquired by Fund. If the issuer fails to so register the shares within that period, the Fund may be entitled to additional consideration from the issuer (e.g. warrants to acquire additional shares of common stock), but the Fund may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.

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Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register for public resale the shares held by a Fund in a timely manner or at all, in which case the shares maybe saleable only in a privately negotiated transaction at a price less than that paid by the Fund, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.

IPOs and Other Limited Opportunities. Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Risks of Insufficient Capital for Follow-On Investments. Following its initial investment in a company, a Fund may have the opportunity to increase its investment in such company. There is no assurance that the Fund will make follow-on investments or that the Fund will have sufficient resources to, or be permitted to, make such investments. Any decision not to make follow-on investments or its inability to make them may have a substantial negative impact on such company in need of such an investment, may result in missed opportunities for the Fund or may result in dilution of the Fund’s investment.

Investments in Other Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including other GMO Funds, money market funds, and ETFs). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or

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structures. Adverse events could impact one or more of the Underlying Funds at the same time. There is no assurance that the investments or investment strategies employed by such Underlying Funds will be successful. Many of the Funds (particularly, the Asset Allocation Funds) invest in other GMO Funds (for purposes of this paragraph only, “underlying GMO Funds”). Although for some Funds GMO does not receive a direct fee for advising or performing the asset allocation, GMO receives fees from the underlying GMO Funds in which those Funds invest. In such cases, GMO will earn a higher total fee to the extent a Fund’s assets are allocated among underlying GMO Funds that have higher fees payable to GMO. Therefore, a conflict of interest exists because GMO has an incentive to allocate Fund assets into underlying GMO Funds that produce the greatest fees for GMO. Underperformance by the Underlying Funds could cause a Fund to underperform, even though GMO’s asset allocation strategies with respect to the Fund were appropriate given market conditions. For many Funds, GMO has the discretion to invest in Underlying Funds however it deems most appropriate.

A Fund’s investment in other investment companies or private investment funds, vehicles or structures could affect the amount, timing and character of distributions to shareholders, and in certain circumstances could cause the Fund to recognize taxable income in excess of the cash generated by such investment, which could, in the case of a Fund treated as a regulated investment company under the Code for tax purposes, require the Fund in turn to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. See the “Taxes” section.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which a Fund may invest typically hold a portfolio of bonds (or other fixed income instruments) or common stocks that is intended to track the price and dividend performance of a particular index. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. The Funds also may invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market prices for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict a Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets. Some Institutional Funds may invest in one or more ETFs beyond the statutory limitations pursuant to an agreement with the ETF, provided that the Fund complies with the terms and conditions of the agreement and the conditions of the ETF’s exemptive order.

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Some of the Fixed Income Series Funds, through their corresponding Institutional Funds, may invest without limitation in the GMO Funds. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by GMO and GMO Trust permitting Funds of GMO Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of these Underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses (absent reimbursement of those fees and expenses).

Each of GMO Resources Fund and GMO Climate Change Fund may invest in certain natural resources-related entities that are partnerships, trusts, or other pass-through structures for U.S. federal tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion or commodities futures or other derivatives). Each of GMO Resources Fund’s and GMO Climate Change Fund’s pursuit of an investment strategy that involves investments in such entities will potentially be limited by its intention to qualify as a regulated investment company under the Code and could adversely affect its ability to so qualify. If either of GMO Resources Fund or GMO Climate Change Fund were to fail to qualify as a regulated investment company for a particular year, a Fund’s returns from its investment in GMO Resources Fund and/or GMO Climate Change Fund (through its Institutional Fund) and, depending on the size of the Institutional Fund’s investment in GMO Resources Fund and/or GMO Climate Change Fund, the Institutional Fund’s and thus the Fund’s ability to qualify as a regulated investment company, could be adversely affected.

Investments in Wholly-Owned Subsidiaries

Through its investment in GMO SGM Major Markets Fund, which invests in a wholly-owned subsidiary, SGM Major Markets Series Fund is indirectly exposed to the risks of that subsidiary’s investments. To the extent that an Institutional Fund invests directly or indirectly in any of GMO Implementation Fund, GMO SGM Major Markets Fund, or GMO Special Opportunities Fund, each of which invests in a wholly-owned subsidiary, the Fund investing in such Institutional Fund will be indirectly exposed to the risks of the applicable subsidiary’s investments.

Future changes in the securities, corporate, tax or other applicable laws of the United States and/or the jurisdiction in which an Institutional Fund’s subsidiary is organized could result in the inability of a Fund investing in such an Institutional Fund to operate as described in the Prospectus or this SAI and could adversely affect a Fund investing in such an Institutional Fund and its shareholders. See “Commodity-Related Investments” and “Taxes” for more information.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. New (or revised) laws or regulations or interpretations of existing law may be issued by the IRS or Treasury Department, the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Funds also may be adversely affected by changes in the

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enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. For example, there has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of a Fund or any Underlying Funds to trade in securities could have a material adverse impact on a Fund’s performance.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of securitization and derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

While certain of the rules are not effective, other rules are not yet final, so their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. The CFTC has proposed position limits for certain swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by GMO and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of GMO may have to be modified and that positions held by the Funds may have to be liquidated in order to avoid exceeding such limits, GMO believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund.

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The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where a Fund may trade have adopted reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on GMO’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit GMO’s ability to access management and other personnel at certain companies where GMO seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. Short sales are also subject to certain SEC regulations. If the SEC were to adopt additional restrictions regarding short sales, they could restrict a Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for a Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Recently adopted rules implementing the credit risk retention requirements of the Dodd-Frank Act for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party, or hedging 5% of the credit risk in assets transferred, sold, or conveyed through the issuance of such vehicle, subject to certain exceptions.  These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such transactions.

Investors should also be aware that some EU-regulated institutions (banks, certain investment firms, and authorized managers of alternative investment funds) are currently restricted from investing in securitizations (including U.S.-related securitizations), unless, in summary: (i) the institution is able to demonstrate that it has undertaken certain due diligence in respect of various matters, including its investment position, the underlying assets, and (in the case of authorized managers of alternative investment funds) the sponsor and the originator of the securitization; and (ii) the originator, sponsor, or original lender of the securitization has explicitly disclosed to the institution that it will retain, on an ongoing basis, a net economic interest of not less than 5% of specified credit risk tranches or asset exposures related to the securitization. In the future, EU insurance and reinsurance undertakings and UCITS funds are expected to become subject to similar restrictions. Although the requirements do not apply to any of the Funds directly, the costs of compliance, in the case of any securitization within the EU risk retention rules in which a Fund has invested or is seeking to invest, could be indirectly borne by the Fund and the other investors in the securitization.

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Lack of Operating History

As of the date of this SAI, some Funds have limited operating history, and other Funds have no operating history. Therefore, there is limited or no operating history to evaluate such Funds’ future performance. For periods prior to the commencement of a Fund’s operations, the Prospectus shows the performance of the Institutional Funds, adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund. Past performance is not an indication of future performance. In addition, the past performance of other investment funds managed by GMO cannot be relied upon as an indicator of a Fund’s (or Institutional Fund’s) success, in part because of the unique nature of such Fund’s (or Institutional Fund’s) investment strategy. An investor in each Fund must rely upon the ability of GMO in identifying and implementing investments. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for such Fund.

ADDITIONAL INVESTMENT STRATEGIES

Merger Arbitrage Transactions

Some Funds may engage in transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

In conjunction with merger arbitrage transactions, a Fund may sell securities short in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, a Fund may sell short the securities of the acquiring company to protect against a decline in the market value of those securities before the acquisition’s completion. A Fund also may employ various hedging strategies to protect against market fluctuations or other risks, and also may use derivatives to increase, or reduce, long or short exposure to one or more asset classes or issuers.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction. If the Fund does not actually

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receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.

An Institutional Fund’s merger arbitrage transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains by the Institutional Fund than otherwise would be the case.

Special Situation Investment Risks. Certain Institutional Funds may make investments that provide exposure to “special situations,” including recapitalizations, spinoffs, corporate and financial restructurings, litigation, or other catalyst-orientated situations. Such investments are often difficult to analyze. In any such investment opportunity, there exists the risk that the relevant transaction either will be unsuccessful, will take considerable time, or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Institutional Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated catalyst produces an unanticipated result or does not in fact occur, an Institutional Fund may choose to sell the investment at a loss or hold the investment and ultimately recover less than the amount of its initial investment. Although an Institutional Fund may intend to utilize appropriate risk management strategies, such strategies cannot fully insulate the Institutional Fund from the risks inherent in its investment activities. Moreover, in certain situations, an Institutional Fund may be unable to, or may choose not to, implement risk management strategies because of the costs involved or other relevant circumstances.

Short Sales

Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. However, with respect to securities, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. In addition, some GMO Funds, particularly GMO Alpha Only Fund, in which certain of the Institutional Funds may invest, are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To do so, a Fund borrows the security (e.g., shares of an ETF) or currency from a broker and sells it to a third party, pays to borrow the security or currency, and agrees to

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pay the broker any dividends or interest it receives on the borrowed security or currency. Purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.

A Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund, such as certain emerging market country securities or securities of companies with smaller market capitalizations. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. These derivative positions will typically expose the Fund to economic risks similar to those associated with shorting securities directly. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions GMO anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) could result in significant losses for the Fund.

To the extent GMO employs a hedging strategy for a Fund, the success of any such hedging strategy will depend, in part, upon GMO’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

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An Institutional Fund’s short sale transactions, including in connection with its merger arbitrage activities, could result in the realization of short-term capital gains by the Institutional Fund.

USES OF DERIVATIVES

Introduction and Overview

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease, or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities, and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

It is the policy of each Fund to comply with Section 18(f) of the 1940 Act and the Funds are permitted to use any practices permitted by or consistent with relevant SEC releases, no-action letters and other pronouncements (“Section 18(f)”).

This overview outlines various ways in which the Funds are exposed to different types of exchange-traded and OTC derivatives through investments in their corresponding Institutional Funds, which may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in the Prospectus, including the risks associated with derivatives described under “Description of Principal Risks” in the Prospectus, and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections above. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this SAI or the Prospectus.

In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.

Each Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Each Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.

Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Institutional Fund only refer to the Institutional Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section above, certain

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Institutional Funds may invest in the GMO Funds and in wholly-owned subsidiaries, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this SAI or the Prospectus.

Function of Derivatives in the Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. Certain Funds may use exchange-traded and OTC financial derivatives and exchange-traded futures and/or forward contracts as integral parts of their investment programs. In addition, specific market conditions may influence GMO’s choice of derivatives and derivatives strategies for a particular Fund, in some cases to a significant extent.

Legal and Regulatory Risk Relating to Derivatives. As described above under “Descriptions and Risks of Fund Investments – Legal and Regulatory Risk,” the U.S. government, the European Union, and some other countries have enacted legislation that includes provisions for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear. In 2015 the SEC proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, and other such regulatory changes could, among other things, restrict a Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

Use of Derivatives by the GMO Equity Funds (excluding the GMO Asset Allocation Funds), GMO Alpha Only Fund, GMO Risk Premium Fund, GMO Special Opportunities Fund, and GMO Taiwan Fund

The Funds may use derivatives to gain long or short investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, cross currency basis swaps, and options) to gain exposure to a given currency. In addition, GMO Special Opportunities Fund may use derivatives to gain investment exposure to commodities, including the use of exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets.

A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies (and, in the case of GMO Special Opportunities Fund, commodities) without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies

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in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that GMO Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if GMO Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. GMO Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, GMO Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. For each of GMO Alpha Only Fund and GMO Risk Premium Fund, the Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Use of Derivatives by the GMO Asset Allocation Funds and GMO Implementation Fund

The Funds may use derivatives to gain long or short investment exposure to securities, commodities, or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Funds may use derivatives, such as futures, related options, and swap contracts, in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. GMO Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

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The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions.  As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e., the Funds may be leveraged) and therefore are subject to heightened risk of loss.  Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by GMO SGM Major Markets Fund

The Fund may use derivatives to gain long and/or short investment exposure to securities, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to adjust its investment exposures. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures

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contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by the GMO Bond Funds

The Funds may use derivatives to gain long or short investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, cross currency basis swaps, and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting their investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments. See “Swap Contracts and Other Two-Party Contracts.”

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Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of GMO Opportunistic Income Fund and GMO U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of GMO Opportunistic Income Fund and GMO U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than GMO Opportunistic Income Fund’s and GMO U.S. Treasury Fund’s) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

INVESTMENT RESTRICTIONS

Fundamental Restrictions:

The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval. Each Fund has adopted the same Fundamental Investment Restrictions as such Fund’s corresponding Institutional Fund.

(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.

(2) With respect to each Fund (except for Benchmark-Free Allocation Series Fund, International Developed Equity Allocation Series Fund, Quality Series Fund, and SGM Major Markets Series Fund), the Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to each Fund (except for Benchmark-Free Allocation Series Fund, International Developed Equity Allocation Series Fund, Quality Series Fund, and SGM Major Markets Series Fund), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such

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securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

This restriction does not prohibit the payment of an amount to exercise the right to acquire the identical securities, provided that the Fund maintains segregated liquid assets in an amount sufficient to exercise such right.

(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund’s total assets in the case of each Fund.

(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry.

For purposes of this Fundamental Restriction (7), the U.S. government and its agencies and instrumentalities are not considered to be an industry.

(8)(a) With respect to each Fund (except Benchmark-Free Allocation Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Developed Equity Allocation Series Fund, International Equity Allocation Series Fund, and SGM Major Markets Series Fund,), the Fund may not purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.

(b) With respect to each of Benchmark-Free Allocation Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Developed Equity Allocation Series Fund, and International Equity Allocation Series Fund, the Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).

(c) With respect to SGM Major Markets Series Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivatives (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts and options contracts).

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For purposes of Fundamental Restriction (8) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.

The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(10) With respect to each of Benchmark-Free Allocation Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Developed Equity Allocation Series Fund, International Equity Allocation Series Fund, and U.S. Equity Allocation Series Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:

(1) Each Fund (with the exception of SGM Major Markets Series Fund) may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.

(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.

This restriction shall not apply with respect to SGM Major Markets Series Fund’s investments in one or more of the Institutional Fund’s wholly-owned subsidiaries.

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(3) Each Fund may not invest more than 15% of its net assets in illiquid securities.

(4) With respect to each Fund (except for Benchmark-Free Allocation Series Fund, International Developed Equity Allocation Series Fund, Quality Series Fund, and SGM Major Markets Series Fund), the Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term “invest” to include both direct and indirect investing and the term “investments” to include both direct and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another GMO Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments. For Name Policies related to “Equity Series” Funds, the term “equities” refers to direct and indirect investments (described above) in common and preferred stocks and other stock-related securities, such as convertible securities and depositary receipts. These investments also include exchange-traded equity REITs and equity income trusts.

When used in connection with a Fund’s Name Policy, GMO uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Fund’s Prospectus.

(6) Each Fund shall invest in such Fund’s corresponding Institutional Fund (or any successor thereto) and such policy may only be changed by (i) the Trust’s Board of Trustees in accordance with the provisions of Article IV, Section 4 of the Trust’s Agreement and Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”); (ii) the affirmative vote of 75% of the outstanding shares of the Fund; or (iii) an order of the SEC.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

For purposes of determining compliance with SGM Major Markets Series Fund’s policy not to concentrate investments in a particular industry, futures contracts will be valued at current market value (not notional value).

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The phrase “shareholder approval,” as used in the Prospectus and in this SAI, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this SAI, the investment policies and restrictions of each Fund may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Prospectus or this SAI cannot be changed without the approval of shareholders of that Fund.

In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, the Emerging Country Debt Series Fund will, under normal circumstances, invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

With respect to each Fixed Income Series Fund that has the term “international” included in the Fund’s name, the Fund typically will have exposure to a number of countries throughout the world, including exposure to the interest rate and currency markets of those countries through the use of futures contracts, swap contracts, currency forwards, and other types of derivatives.

With respect to each Asset Allocation Series Fund that has the term “international” or “global” included in the Fund’s name, the Fund typically will invest, through its investments in the Underlying Funds, in investments that are tied economically to a number of countries throughout the world.

INVESTMENT GUIDELINES

GMO has adopted the following investment guidelines for GMO SGM Major Markets Fund. These guidelines are subject to change at the discretion of GMO and without notice to Fund or Institutional Fund shareholders. These guidelines are not policies or investment restrictions of the Fund or the Institutional Fund and investments inconsistent with these guidelines are not violations of any policy or investment restriction of the Fund or the Institutional Fund. GMO seeks to observe these guidelines only during periods when GMO determines that normal market conditions exist. GMO tests all percentage limitations set forth in these guidelines at the time of the making of an investment and an investment is not considered by GMO to be inconsistent with these guidelines unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

It is the policy of the Institutional Fund to comply with Section 18(f) and the Institutional Fund is permitted to use any practices permitted by or consistent with Section 18(f).

Subject to Section 18(f), the Institutional Fund generally expects that its typical maximum gross long positions will be not more than one and one half (1.5) times the net asset value of the Institutional Fund, and its typical maximum gross short positions will be not more than one and one half (1.5) times the net asset value of the Institutional Fund.

In addition, GMO generally expects to apply the following ranges in the management of the Institutional Fund’s portfolio:

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(1) Exposure (as determined by GMO) to a single asset class (e.g., equity securities, fixed income securities, commodities) will be between -100% and +100% of the Institutional Fund’s net asset value; and

(2) Exposure (as determined by GMO) to a single asset (e.g., any single futures contract) will be between -50% and +50% of the Institutional Fund’s net asset value.

The Institutional Fund will generally be managed within these ranges, although the Institutional Fund may be outside of these ranges for short periods of time. These ranges do not apply to the Institutional Fund’s investments in its wholly-owned subsidiary or cash, cash equivalents or cash substitutes (e.g., shares of money market funds or shares of GMO U.S. Treasury Fund).

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. Current net asset values per share for each series of GMO Series Trust are available at www.gmo.com.

The NAV per share of a class of shares of a Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business, and, in some cases, on days when markets in which a Fund has significant investments are closed (for example, NAVs for the Fixed Income Series Funds and SGM Major Markets Series Fund are not determined (and accordingly transactions in shares of the Fixed Income Series Funds and SGM Major Markets Series Fund are not processed) on days when either the NYSE or the U.S. bond markets are closed). For these purposes, the U.S. bond markets are deemed to be closed on the dates that the Securities Industry and Financial Markets Association recommends a full close for the trading of U.S. dollar-denominated fixed income securities in the United States.

A Fund also may elect not to determine NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. In addition, to the extent a Fund or Institutional Fund holds portfolio securities listed on exchanges (e.g., non-U.S. exchanges) that are open for trading on days when the Fund’s NAV or its Institutional Fund’s NAV is not determined (e.g., a U.S. holiday on which the NYSE is closed), the net value of the Fund’s or its Institutional Fund’s assets may change significantly on days when shares cannot be redeemed.

Because the Funds invest substantially all of their assets in corresponding Institutional Funds, each Fund’s NAV is calculated based on the NAV of its corresponding Institutional Fund. Like the Funds, the Institutional Funds’ NAVs are determined as of the close of regular trading on the NYSE. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.

Although GMO normally does not evaluate pricing sources for the Institutional Funds on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source

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at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by an Institutional Fund, and the prices supplied by those alternative sources do not necessarily align with the prices supplied by primary pricing sources.

DISTRIBUTIONS

The Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund generally maintains a policy to pay its shareholders, as dividends, its net investment income, if any, and its net realized capital gains, if any, after offsetting any available capital loss carryforwards. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of ordinary income and net realized capital gain. Each Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net investment income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund. From time to time or as otherwise provided in the Funds’ Prospectus, distributions by a Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders (see discussion in “Taxes”).

TAXES

Except as specifically noted below, the following discussion is a general summary of the principal U.S. federal income tax consequences to shareholders who are U.S. citizens, residents, or corporations. The consequences under other tax laws may differ. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the U.S. federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (previously defined as the “Code”), the regulations thereunder, published rulings, and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisers about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible non-U.S., state, local, or other applicable tax laws (including the federal alternative minimum tax).

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans.

Tax Status and Taxation of Each Fund

Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund has elected to be treated or intends to elect to be treated, as applicable, and intends to qualify and be treated each year as a regulated investment company (“RIC”) under Subchapter M of the Code.

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In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined generally as a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code; and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. Certain MLPs and natural resources-related ETFs (e.g., those investing substantially in commodities futures) may qualify as qualified publicly traded partnerships. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of the diversification test in paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination

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or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

As described above, each Fund intends generally to distribute at least annually to its shareholders its net investment income (including any net tax-exempt interest income), if any, and its net realized capital gains (including both net short-term and long-term capital gains), if any. Any net taxable investment income or net short-term capital gains (as reduced by any net long-term capital losses) retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Although each Fund intends generally to distribute all of its net capital gain (i.e., the excess of any net long-term capital gains over net short-term capital losses) each year, each Fund reserves the right to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained. In that case, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund properly makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending October 31 within that year, plus any such retained amounts from the prior year, such Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an

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additional distribution when circumstances warrant (e.g., the payment of the excise tax amount is deemed by the Fund to be de minimis).

Realized capital losses in excess of realized capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. Instead, potentially subject to the limitations described below, a Fund will carry Net Capital Losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, irrespective of whether a Fund retains or distributes such gains.

Any Net Capital Losses will be carried forward to one or more subsequent taxable years, and will be treated as realized on the first day of the taxable year in which it is used to reduce capital gain, without expiration. Any such carryforward losses will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., Net Capital Losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain). Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

In addition, a Fund’s or an Institutional Fund’s ability to use Net Capital Losses and other losses that would otherwise reduce distributable net investment income may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund or Institutional Fund over time by a shareholder owning or treated as owning 5% or more of the shares of such fund (each, an “ownership change”). The Code may similarly limit a Fund’s or Institutional Fund’s ability to use any of its other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e., “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change. Such a limitation could increase taxable distributions to shareholders.

Net losses realized from foreign currency-related and other instruments, as well as expenses borne by a Fund may give rise to losses that are treated as ordinary losses. A Fund cannot carry forward such losses to subsequent taxable years to offset net investment income or short-term capital gains. This may result in the Fund realizing economic losses for which it does not receive a corresponding benefit from a U.S. federal tax perspective.

It is possible that an Institutional Fund will make investments through one or more wholly-owned foreign subsidiaries. Any such subsidiary will be a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. See “Tax Implications of Certain Investments” for more information.

Special Considerations for Tax-Advantaged Retirement and Educational Savings Plan Investors

Shares of some Funds are held by tax qualified retirement plans. Qualified plans generally are not subject to U.S. federal income tax on distributions from the Funds or on redemptions of the Funds’ shares. Special tax rules apply to investments through such plans. Plan participants whose

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qualified plan invests in a Fund generally are not subject to U.S. federal income tax on Fund distributions received by the plan or on redemptions of Fund shares by the plan. However, distributions to plan participants from a qualified plan generally are taxable to plan participants as ordinary income, with certain exceptions (e.g., distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).

Shares of the Funds are also available for purchase through certain other types of tax-advantaged plans and accounts. Whether investing through a qualified plan as described above or through another type of tax-advantaged plan or account, prospective investors should consult with their own tax advisers and their plan administrator or other designated financial intermediary, to determine the suitability of a Fund as an investment through their plan or account and the specific U.S. federal income, as well as any state, local, non-U.S., or other tax consequences to them of investing in a Fund through their plan or account.

Transactions in Fund Shares

The sale, exchange, or redemption of Fund shares generally will give rise to a taxable gain or loss, generally equal to the difference between the amount realized by a shareholder on the disposition of the shares (that is, gross proceeds) and the shareholder’s adjusted basis in those shares. To the extent a shareholder’s account is subject to U.S. federal tax reporting (including an account for which a shareholder has informed the Funds that it would like to receive “informational only” U.S. federal tax reporting), the Funds generally will provide cost basis information (on an IRS Form 1099-B) to the IRS and to the shareholder with respect to Fund shares, when such shares are subsequently redeemed or exchanged. The Funds are required to use the particular cost basis reporting method (e.g., average cost basis, first in-first out, specific share identification) selected by the shareholder in reporting such adjusted basis information, and if a shareholder fails to select a particular method, use the Funds’ default method. This reporting is generally not required for Fund shares held in a retirement or other tax-advantaged account, unless a shareholder has opted for “informational only” reporting as described above. Shareholders should contact the Funds for more information about how to select a particular cost basis accounting method in respect of their shares, as well as for information about the Funds’ particular default method.

Shareholders also should consult their tax advisers concerning the application of these rules to their investment in a Fund, and for advice about selecting a cost basis accounting method suitable for them in light of their particular circumstances.

If a shareholder has purchased shares of a Fund through an intermediary, in general, the intermediary and not the Fund will be responsible for providing the cost basis and related reporting described above to the shareholder, including pursuant to the intermediary’s available cost basis accounting methods. Thus, shareholders purchasing shares through an intermediary should contact the intermediary for more information about how to select a particular cost basis accounting method in respect of Fund shares, as well as for information about the intermediary’s particular default method.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held, or are treated as having been held, for more than one year and as short-term capital gain if the shares have been held, or are treated as having been held, for not more than one year. However, if a Fund were to be deemed a

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“nonpublicly offered RIC” as described under “Limitation on Deductibility of Fund Expenses” below, depending on a shareholder’s percentage ownership in that Fund, a shareholder’s partial redemption of Fund shares could cause the shareholder to be treated as receiving a so-called “section 301 distribution,” treated, to the extent of such distribution’s allocable share of the Fund’s current and accumulated earnings and profits, as a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income realized in exchange for Fund shares. In such a case, a shareholder would generally not be able to recognize any losses on the redeemed Fund shares for U.S. federal income tax purposes. If a redeeming shareholder were treated as receiving a dividend, there would be a risk that other shareholders of the Fund, whose percentage interests in the Fund increase as a result of such redemption, would be treated as having received a taxable distribution from the Fund. Separately, a corporate shareholder owning at least eighty percent of a Fund’s net assets may be unable to recognize losses for U.S. federal income tax purposes, if any, related to the liquidation of a Fund. Shareholders should consult their tax advisers regarding the proper tax treatment of their redemptions from a Fund.

Any loss realized upon a taxable disposition of Fund shares held, or treated as having been held, by a shareholder for six months or less generally will be treated as long-term capital loss to the extent of any Capital Gain Dividends, as defined below, received or deemed received by a shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rules if other shares of the same Fund are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of Fund Distributions

Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.

Dividends and distributions on each Fund’s shares are generally subject to U.S. federal income tax as described below to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid for its shares. Such distributions may reduce the net asset value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For U.S. federal income tax purposes, distributions of investment income made by a Fund are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to capital loss carryforwards) that are

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properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally are taxable to shareholders as long-term capital gains. Distributions attributable to net short-term capital gain (as reduced by any net long-term capital loss for the taxable year, in each case determined with reference to capital loss carryforwards) generally are taxable to shareholders as ordinary income.

Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (iv) if the dividend is received from a foreign corporation that is (A) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (B) treated as a “passive foreign investment company” (as defined below).

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the above described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain. If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

If a Fund receives, including through its corresponding Institutional Fund, dividends from another investment company that is treated as a RIC for U.S. federal income tax purposes, (each such investment company an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

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If a Fund receives, including through its corresponding Institutional Fund, dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its dividends as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.

For corporate shareholders (other than S corporations), the 70% dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations for the taxable year. A dividend received by a Fund from a U.S. corporation will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held, or is treated as having held, for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Each Fund that gains exposure through its Institutional Fund to a wholly-owned foreign subsidiary treated as a CFC does not expect that income from its Institutional Fund’s investments, including through investments in other GMO Funds, in wholly-owned foreign subsidiaries will be eligible to be treated as qualified dividend income. In addition, each such Fund does not expect that distributions from such a subsidiary will be eligible for the corporate dividends-received deduction.

A portion of the original issue discount (“OID”) accrued on certain high yield discount obligations may not be deductible to the issuer as interest and will instead be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID. See “Tax Implications of Certain Investments” for more discussion of OID.

To the extent that a Fund makes a distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement treated for U.S. federal income tax purposes as a loan, such distribution will not constitute qualified dividend income to individual

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shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gain dividends as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

In any taxable year a Fund may make a distribution to its shareholders in excess of its current and accumulated earnings and profits (a “Return of Capital Distribution”), in which case the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable to the extent such an amount does not exceed a shareholder’s tax basis. Return of Capital Distributions reduce a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

A Fund may make distributions in excess of net investment income and net realized capital gain for the taxable year that are nonetheless supported by earnings and profits. In such cases, the distributions will be taxable as ordinary dividends, even though the distributed excess amounts would not have been subject to tax if retained by the Fund.

Early each calendar year, the Trust will provide U.S. federal tax information, including information about the character and amount of dividends and distributions paid during the preceding year, to taxable investors and others requesting such information (generally on an IRS Form 1099). In certain cases, a Fund may be required to amend tax information reported to shareholders in respect of a particular year. In this event, shareholders may be required to file amended U.S. federal income or other tax returns in respect of such amended information and pay additional taxes (including potentially interest and penalties), and may incur other related costs. Shareholders should consult their tax advisers in this regard.

Limitation on Deductibility of Fund Expenses—Shareholders Taxed as Individuals

Each Fund will be considered to be a “nonpublicly offered RIC” if its shares are not continuously offered pursuant to a public offering within the meaning of the 1933 Act. Very generally, pursuant to Treasury regulations, expenses of “nonpublicly offered RICs,” except those expenses specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special pass-through rules. A RIC is “nonpublicly offered” if it has fewer than 500 shareholders at any time during a taxable year, and its shares are not continuously offered pursuant to a public offering. In the event that a Fund were deemed to be a nonpublicly offered RIC, the affected

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expenses (which include Management Fees) would be treated as additional dividends to certain Fund shareholders (generally including individuals and entities that compute their taxable income in the same manner as individuals) and would be deductible by those shareholders, subject to the 2% floor on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code.

Tax Implications of Investment in the Institutional Funds

Because each Fund invests substantially all its assets in shares of its corresponding Institutional Fund, its distributable income and gains will normally consist substantially or entirely, as the case may be, of distributions from that Institutional Fund, and gains and losses on the disposition of shares of that Institutional Fund. To the extent that an Institutional Fund realizes net capital losses on its investments for a given taxable year, a Fund investing in that Institutional Fund will not be able to benefit from those losses until and only to the extent that (i) the Institutional Fund realizes capital gains that can be reduced by those losses, or (ii) the Fund recognizes a portion or all of its share of those losses when it disposes of shares of that Institutional Fund and is permitted to take the loss. Moreover, even when a Fund disposes of Institutional Fund shares at a net capital loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. A Fund also will not be able to offset any capital losses realized from its dispositions of Institutional Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an Institutional Fund).

In addition, in certain circumstances, the wash-sale rules under Section 1091 of the Code may apply to a Fund’s sales of Institutional Fund shares that have generated losses. A wash sale occurs if a Fund sells shares of an Institutional Fund at a loss and the Fund acquires additional shares of that Institutional Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in a Fund’s hands on sales of Institutional Fund shares (to the extent such sales are wash sales) for extended periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the investments held by the Institutional Funds, rather than investing in shares of the Institutional Funds. For similar reasons, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the investments held by the Institutional Fund.

In the event a Fund owns 20% or more of the voting interests of its corresponding Institutional Fund, subject to a safe harbor in respect of certain fund of funds arrangements, which is anticipated to be available to each Fund, the Fund would be required to “look through” the Institutional Fund to its holdings and combine the appropriate percentage of the Institutional Fund’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

If an Institutional Fund becomes a “nonpublicly offered” RIC within the meaning of the Code (see “Limitation on Deductibility of Fund Expenses – Shareholders Taxed as Individuals”), depending

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on the Fund’s percentage ownership in an Institutional Fund both before and after a redemption of Institutional Fund shares, the redemption may cause such Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Institutional Fund. This could be the case, for instance, where a Fund holds a significant interest in an Institutional Fund and redeems only a small portion of such interest. The Institutional Funds expect to be “publicly offered” for this purpose. Dividend treatment of a redemption by a Fund of shares in the corresponding Institutional Fund would affect the amount and character of income required to be distributed by both the Fund and the corresponding Institutional Fund for the year in which the redemption occurred. It is possible that any such dividend would qualify as qualified dividend income taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income and could cause shareholders of the Fund to recognize higher amounts of ordinary income than if its shareholders held shares of the Institutional Funds directly.

In addition, each Fund is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from the Institutional Fund in which it invests.

Tax Implications of Certain Investments

As discussed above and in the Prospectus, each Fund invests substantially all of its assets in shares of its corresponding Institutional Fund and thus substantially all of a Fund’s income and gains generally will consist of distributions from the Institutional Fund and gains or losses on the disposition of Institutional Fund shares. Therefore, unless otherwise specified, the following section discusses certain U.S. federal income tax consequences of investments made by the Institutional Funds. If a Fund were to make similar investments directly, identical tax consequences generally would follow at the Fund level. See “Special Tax Considerations Pertaining to a Fund’s or Institutional Fund’s Investments in Underlying Funds” for more information about the U.S. federal income tax consequences to the Fund of investing substantially all of its assets in the Institutional Fund.

An Institutional Fund’s transactions in derivative instruments (e.g., swap agreements, options, futures or forward contracts), as well as any of its other hedging, short sales, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash-sale, and short-sale rules). These rules, the application of which in any given instance may not be clear, may affect whether gains and losses recognized by an Institutional Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to an Institutional Fund, defer losses, and cause adjustments in the holding periods of an Institutional Fund’s investments. The rules could therefore affect the amount, timing, and/or character of the Institutional Fund’s distributions to a Fund investing in such Institutional Fund and, in turn, such Fund’s distributions to its shareholders.

The special tax rules described in this section applicable to certain investments of the Institutional Funds will potentially cause a substantial portion of an Institutional Fund’s income and gains to consist of short-term capital gain. After reduction by net long-term capital loss, any net short-term capital gain that such Institutional Fund distributes to its corresponding Fund is treated as ordinary

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income to the Fund, and as such cannot be reduced by the Fund’s capital losses; any such amounts the Fund distributes will generally be taxable to Fund shareholders as ordinary income.

An Institutional Fund may make extensive use of various types of derivative financial instruments to the extent consistent with its investment policies and restrictions. The tax rules applicable to swaps and other derivative financial instruments are in some cases uncertain under current law, including under Subchapter M of the Code. Accordingly, while the Institutional Funds intend to account for such transactions in a manner they deem to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect an Institutional Fund’s ability, and in turn, its corresponding Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid a fund-level tax. See “Loss of RIC Status.”

To the extent an Institutional Fund participates in short sales, including in connection with its merger arbitrage activities, by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term.

The tax treatment of certain futures contracts, including certain short positions, entered into by an Institutional Fund as well as listed non-equity options written or purchased by an Institutional Fund on certain U.S. and non-U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by an Institutional Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Certain investments made and investment practices engaged in by an Institutional Fund can produce a difference between its book income and its taxable income and net tax-exempt income (if any). These can include, but are not limited to, certain hedging activities, as well as investments in foreign currencies, foreign currency-denominated debt instruments, Section 1256 contracts, passive foreign investment companies (as defined below), and debt obligations with discount or purchased at a premium. In addition, certain foreign currency transactions associated with the redemption of Institutional Fund shares (in the case of any Institutional Fund that permits redemptions of its shares in foreign currencies) may produce a difference between an Institutional Fund’s book income and its taxable income. If an Institutional Fund’s book income exceeds the sum of its taxable income and net tax-exempt interest income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Institutional Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt interest income (if any)); (ii) thereafter, as a return of capital to the extent of the Fund’s basis in its Institutional Fund shares; and (iii) thereafter, as gain from the sale or exchange of a capital asset. If an Institutional Fund’s book income is less than the sum of its taxable income and net tax-exempt

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income (if any), the Institutional Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Any transactions by an Institutional Fund in foreign currencies, foreign currency-denominated debt obligations, or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and, as described above, can give rise to differences between the Institutional Fund’s book and taxable income. Such ordinary income treatment may accelerate distributions by a Fund to its shareholders and increase the distributions taxed to its shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Institutional Fund to offset income or gains earned in subsequent taxable years.

In general, option premiums received by an Institutional Fund are not immediately included in the income of the Institutional Fund. Instead, the premiums generally are recognized when the option contract expires, the option is exercised by the holder, or the Institutional Fund transfers or otherwise terminates the option (e.g., through a closing transaction). The remainder of this paragraph describes the general tax consequences to an Institutional Fund of writing a put or call option that is not subject to one or more of the special rules described in the immediately following paragraphs. If securities or other assets are purchased by an Institutional Fund pursuant to the exercise of a put option written by it, the Institutional Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. If a call option written by an Institutional Fund is exercised and the Institutional Fund sells or delivers the underlying securities or other assets, the Institutional Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Institutional Fund minus (ii) the Institutional Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. The gain or loss with respect to any termination of an Institutional Fund’s obligation under an option other than through the exercise of the option and related purchase, sale, or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Institutional Fund is greater or less than the amount paid by the Institutional Fund (if any) in terminating the transaction. Thus, for example, if an option written by an Institutional Fund expires unexercised, the Institutional Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities and other option strategies of an Institutional Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring the deferral of losses and the termination of holding periods on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Call options on stocks that are not “deep in the money” may qualify as “qualified covered calls,” which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the corporate dividends-received deduction to fail to satisfy the holding period requirements and

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therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

Any investment by an Institutional Fund in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities also may require an Institutional Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, an Institutional Fund may be required to sell investments (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a U.S. REIT either directly or indirectly through its Institutional Fund will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including distributions by an Institutional Fund that are derived from the Institutional Fund’s investment in a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of RICs, such as the Institutional Funds and the Funds, will be allocated to shareholders of RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent a Fund invests in any such interests through its Institutional Fund, it may not be a suitable investment for certain tax-exempt investors, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders (that is, the Fund “blocks” this income with respect to such shareholders). Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder also may recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s

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investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that directly or indirectly through its Institutional Fund recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Also very generally, the amount of the OID is treated as interest income and is included in an Institutional Fund’s taxable income (and required to be distributed by the Institutional Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Institutional Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by an Institutional Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Also very generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, an Institutional Fund may elect to accrue market discount currently, in which case the Institutional Fund will be required to include the accrued market discount in the Institutional Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Institutional Fund’s income, will depend upon which of the permitted accrual methods the Institutional Fund elects.

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Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). Also very generally, an Institutional Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The OID or acquisition discount accrues ratably in equal daily installments or, if the Institutional Fund so elects, at a constant (compound) interest rate. If the Institutional Fund elects the constant interest rate method, the character and timing of recognition of income by the Institutional Fund will differ from what they would have been under the default pro rata method.

Increases in the principal amount of an inflation-indexed bond will be treated as OID includible in income (as ordinary income) over the term of the bond, even though payment of that amount is not received until a later time. Decreases in the principal amount of an inflation-indexed bond generally will reduce the amount of interest from the debt instrument that would otherwise be includible in income by an Institutional Fund. In addition, if the negative inflation adjustment exceeds the income includible by an Institutional Fund with respect to the debt instrument (including any OID) for the taxable year, such excess will be an ordinary loss to the extent an Institutional Fund’s total interest inclusions on the debt instrument in prior taxable years exceed the total amount treated by the Institutional Fund as an ordinary loss on the debt instrument in prior taxable years. Any remaining excess may be carried forward to reduce taxable income and/or gain from the instrument in subsequent years.

An Institutional Fund may also purchase contingent payment debt instruments. For U.S. federal income tax purposes, holders of contingent payment debt instruments generally have to include taxable income (as interest) on a constant yield basis without regard to whether cash is received with respect thereto. Gain on the disposition of contingent payment debt instruments generally will be treated for U.S. federal income tax purposes as ordinary interest income rather than as capital gain.

If an Institutional Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Institutional Fund actually received. Such distributions may be made from the cash assets of the Institutional Fund or, if necessary, by liquidation of portfolio investments including at a time when it may not be advantageous to do so. An Institutional Fund may realize gains or losses from such liquidations. In the event an Institutional Fund realizes net long-term or short-term capital gains from such transactions, the Fund, and therefore the Fund’s shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

Very generally, where an Institutional Fund purchases a bond at a price that exceeds the redemption price at maturity, that is, at a premium, the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if an Institutional Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Institutional Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Institutional Fund is generally permitted

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to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require an Institutional Fund to reduce its tax basis by the amount of amortized premium.

Investments in debt obligations that are at risk of or in default present special tax issues for a RIC. Tax rules are not entirely clear about issues such as whether and to what extent the RIC should recognize market discount on a debt obligation; when the RIC may cease to accrue interest, OID, or market discount; when and to what extent the RIC may take deductions for bad debts or worthless securities; and how the RIC should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by an Institutional Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Although the interest on municipal obligations is generally exempt from U.S. federal income tax, distributions from a Fund derived from interest on municipal obligations are taxable to shareholders of a Fund when received, and gains realized by a Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund, unless, as described in “Special Tax Considerations Pertaining to a Fund’s or Institutional Fund’s Investments in Underlying Funds” below, each of the applicable Fund and its Institutional Fund is a “qualified fund of funds” and elects to pay exempt-interest dividends to its shareholders.

In general, in order to qualify as a RIC, each Fund and its respective Institutional Fund must, among other things, derive at least 90% of its gross income from certain specified sources (defined above as “qualifying income”). Each of GMO SGM Major Markets Fund, GMO Implementation Fund and GMO Special Opportunities Fund should generally be entitled to treat the income it recognizes from its investment in its wholly-owned foreign subsidiary as qualifying income. There is a risk that the IRS could determine that some or all of the gross income that one or more of these funds derive from an investment in such a subsidiary is not qualifying income, which might adversely affect such fund’s ability to qualify as a RIC. If any of GMO SGM Major Markets Fund, GMO Implementation Fund or GMO Special Opportunities Fund were to fail to qualify as a RIC for a particular year, such failure would adversely affect a Fund’s return on its investment in the applicable fund, including through its Institutional Fund. In the case of GMO SGM Major Markets Fund, such failure would also adversely affect SGM Major Markets Series Fund’s ability to qualify as a RIC. Depending upon the size of an Institutional Fund’s investment in GMO SGM Major Markets Fund, GMO Implementation Fund or GMO Special Opportunities Fund, a failure by any of the latter funds to qualify as a RIC could also adversely affect the ability of the Institutional Fund investing in such fund and, in turn, the ability of its corresponding Fund, to qualify as a RIC. See “Loss of RIC Status.”

An Institutional Fund’s pursuit of an investment strategy that involves exposure to commodity markets will potentially be limited by its intention to qualify as a RIC, and could adversely affect its ability and, in turn, its corresponding Fund’s ability to so qualify.

Certain income trusts in which an Institutional Fund may invest could be partnerships or other pass-through structures for U.S. federal income tax purposes, such that, depending on the specific assets held by the income trust, all or a portion of any income or gains from such investment could constitute non-qualifying income to the Institutional Fund. In any such cases, the Institutional

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Fund’s investments in such entities could bear on or be limited by its intention to qualify as a RIC. See “Loss of RIC Status.”

An Institutional Fund’s investments in certain passive foreign investment companies (“PFICs”), could subject the Institutional Fund to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Institutional Fund shareholders, including a Fund. However, an Institutional Fund may elect to avoid the imposition of that tax. For example, an Institutional Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Institutional Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternatively, an Institutional Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Institutional Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Institutional Fund to avoid taxation. Making either of these elections therefore may require the Institutional Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. In general, an Institutional Fund that indirectly invests in PFICs by virtue of investing in Underlying RICs or other investment companies is not permitted to make such elections; rather, the Underlying RICs or other investment companies directly investing in PFICs would decide whether to make such elections. In addition, whether a foreign corporation is a PFIC is not always entirely clear. Therefore there is a risk, for example, that an Institutional Fund may not realize that a foreign corporation in which it invests is a PFIC for U.S. federal tax purposes and thus fail to timely make a QEF or mark-to-market election in respect of that corporation, in which event the Institutional Fund could be subject to the U.S. federal income taxes and interest charges described above.

A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Dividends paid by PFICs will not be eligible to be treated as qualified dividend income or for the dividends-received deduction.

Each of GMO Implementation Fund, GMO SGM Major Markets Fund, and GMO Special Opportunities Fund invests a portion of its assets in one or more foreign subsidiaries that are (or will be) classified as corporations for U.S. federal income tax purposes. It is expected that each subsidiary will neither be subject to taxation on its net income in the same manner as a corporation

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formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is deemed to be engaged in a U.S. trade or business.

Each subsidiary conducts (or intends to conduct) its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”), pursuant to which each subsidiary, provided it is not a dealer in securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (i) engage in the United States in trading securities (including contracts or options to buy or sell securities) for its own account; and (ii) engage in the United States in trading, for its own account, commodities that are of a kind customarily dealt in on an organized commodity exchange, if the transaction is of a kind customarily consummated at such place. If certain of a subsidiary’s activities were determined to be not of the type described in the Safe Harbor, then the activities of such subsidiary may constitute a U.S. trade or business.

In addition, as described below, a foreign corporation is subject to U.S. federal income tax as if it earned income that is effectively connected with a U.S. trade or business (“ECI”) to the extent it realizes any gains from U.S. real property interests (“USRPIs”). It is not expected that a subsidiary will invest in any USRPI.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.

As discussed in more detail below, FATCA (as defined below) generally imposes a reporting and 30% withholding tax regime (which is different from the withholding regime described above) with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. A subsidiary will be subject to the 30% withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable to the subsidiary. Each subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding. See “Other Reporting and Withholding Requirements” for more discussion of these rules.

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A U.S. person, including an Institutional Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. From time to time, an Institutional Fund may be a U.S. Shareholder in a CFC. As a U.S. Shareholder, an Institutional Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Institutional Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Institutional Fund’s taxable year whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Institutional Fund and thus will not be available to offset income or capital gain generated from that Institutional Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent an Institutional Fund invests in any foreign subsidiary treated as a CFC or other CFCs, if any, and recognizes subpart F income in excess of actual cash distributions from such CFCs, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Institutional Fund level.

Special Tax Considerations Pertaining to a Fund’s or Institutional Fund’s Investments in Underlying Funds

Certain Tax Considerations Related to the Funds’ and the Institutional Funds’ Investments in Underlying RICs.

Because each of Benchmark Free-Allocation Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Developed Equity Allocation Series Fund, and International Equity Allocation Series Fund (collectively, the “Asset Allocation Series Funds”) invests substantially all its assets in shares of its corresponding Institutional Fund (such Institutional Funds, the “GMO Asset Allocation Funds”), and each GMO Asset Allocation Fund invests primarily in shares of one or more Underlying RICs (such Asset Allocation Series Funds and the GMO Asset Allocation Funds are referred to in this section as “Funds of Funds”), its distributable income and gains will normally consist substantially or entirely, as the case may be, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net capital losses on its investments for a given taxable year, a Fund of Funds investing in that Underlying RIC will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes capital gains that can be reduced by those losses, or (ii) the Fund of Funds recognizes a portion or all of its share of those losses (so as to offset distributions of capital gains from other Underlying RICs) when it disposes of shares of the Underlying RIC. Moreover, even when a Fund of Funds

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does make such a disposition of Underlying RIC shares at a net capital loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. A Fund of Funds also will not be able to offset any capital losses realized from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).

In addition, in certain circumstances, the “wash-sale” rules under Section 1091 of the Code may apply to a Fund of Funds’ sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund of Funds at a loss and the Fund of Funds acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund of Funds’ hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund of Funds will be required to distribute to shareholders may be greater than such amounts would have been had the Fund of Funds invested directly in the investments held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the amount or timing of distributions from a Fund of Funds qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund of Funds invested directly in the investments held by the Underlying RICs.

Depending on a Fund of Funds’ percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the redemption may cause the Fund of Funds to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC. This could be the case, for instance, where a Fund of Funds holds a significant interest in an Underlying RIC that is not a “publicly offered” RIC within the meaning of the Code and redeems only a small portion of such interest. The Institutional Funds expect to be “publicly offered” for this purpose. Dividend treatment of a redemption by a Fund of Funds would affect the amount and character of income required to be distributed by both the Fund of Funds and the Underlying RIC for the year in which the redemption occurred. It is possible that any such dividend would qualify as qualified dividend income taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income and could cause shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if its shareholders held shares of the Underlying RICs directly.

If a Fund of Funds were to own 20% of more of the voting interests of an Underlying RIC, subject to a safe harbor in respect of certain fund of fund arrangements, which is anticipated to be available to many Fund of Funds, the Fund of Funds would be required to “look through” the Underlying RIC to its holdings and combine the appropriate percentage of the Underlying RIC’s assets with the Fund of Funds’ assets for purposes of satisfying the 25% diversification test described above.

If a Fund of Funds receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as qualified dividend income, then the Fund of Funds is permitted, in turn, to report

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a portion of its distributions as qualified dividend income, provided that the Fund of Funds meets the holding period and other requirements with respect to shares of the Underlying RIC.

If a Fund of Funds receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund of Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund of Funds meets the holding period and other requirements with respect to shares of the Underlying RIC.

If, at the close of each quarter of a Fund’s or an Institutional Fund’s, including a Fund of Funds’, taxable year, at least 50% of its total assets consists of interests in Underlying RICs, it will be a “qualified fund of funds.” In that case, it is permitted to elect to pass through to its shareholders non-U.S. income and other similar taxes paid by it in respect of non-U.S. investments held directly by it or by an Underlying RIC in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund or Institutional Fund will be eligible to claim a tax credit or deduction for such taxes. Even if a Fund or Institutional Fund qualifies to make such election for any year, it may determine not to do so in its sole discretion. See “Non-U.S. Taxes” for more information.

Tax Considerations Related to an Institutional Fund’s Investments in Partnerships.

Special tax considerations apply if an Institutional Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes. For U.S. federal income tax purposes, an Institutional Fund investing in such a partnership generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Institutional Fund’s interest in the partnership. A partnership in which an Institutional Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax provisions under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code and the regulations thereunder. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Institutional Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. An Institutional Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Institutional Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Institutional Fund in such year.

In general, an Institutional Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, an Institutional Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Institutional Fund’s liability for the 4% excise tax (described above). If an Institutional Fund and a partnership have different taxable years, the Institutional Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year. In some cases, however, an Institutional Fund can take advantage of certain safe harbors which would allow it to include its share of a partnership’s income, gain, loss, and certain other tax items at the close of the partnership’s taxable year for both

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excise tax purposes and general Subchapter M purposes, thus avoiding the potential complexities arising from different taxable years.

In general, cash distributions to an Institutional Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Institutional Fund up to the amount of the Institutional Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by an Institutional Fund only if it redeems its entire interest in the partnership for money.

If an Institutional Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Institutional Fund and therefore the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividend-received deduction, as applicable, provided certain conditions are met.

More generally, as a result of the foregoing and certain other special rules, an Institutional Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause an Institutional Fund’s distributions to a Fund, and therefore a Fund’s distributions to its shareholders to vary in terms of their timing, character, and/or amount from what those distributions would have been had the Institutional Fund invested directly in the investments held by those underlying partnerships.

If a partnership in which an Institutional Fund invests were not treated as a partnership for U.S. federal income tax purposes and were instead taxed as a corporation, a Fund’s return on its investment in such partnership could be adversely affected.

Loss of RIC Status

If a Fund or Institutional Fund were to fail to meet the income, diversification or distribution test described in “Tax Status and Taxation of Each Fund” above, the Fund or Institutional Fund, as the case may be, could in some cases cure such failure, including by paying a fund-level tax, paying interest charges, making additional distributions or disposing of certain assets. If the Fund or Institutional Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund or Institutional Fund were otherwise to not qualify for taxation as a RIC for such year, the Fund or Institutional Fund’s income would be taxed at the Fund or Institutional Fund level at regular corporate rates, and depending on when the Fund or Institutional Fund discovered its qualification failure for a particular taxable year, the Fund or Institutional Fund may be subject to penalties and interest on any late payments of fund-level taxes for such year. In addition, in the event of any such loss of RIC status, all distributions from the Fund’s or Institutional Fund’s earnings and profits, including any distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s or Institutional Fund’s shares. In addition, in order to re-qualify for taxation as a RIC that is accorded special tax treatment, a Fund or Institutional Fund

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may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions. If a Fund were to invest in an Institutional Fund that failed to qualify as a RIC in a particular taxable year, the Fund’s return on its investment in the Institutional Fund, and the Fund’s ability to qualify as a RIC, could be adversely affected. Similarly, if an Institutional Fund were to invest in an Underlying RIC that failed to qualify as a RIC in a particular taxable year, the Institutional Fund’s return on its investment in such Underlying RIC and, depending on the size of the Institutional Fund’s investment in such Underlying RIC, the Institutional Fund’s and, in turn, the Fund’s ability to qualify as a RIC, could be adversely affected.

Certain of a Fund’s investments could affect the amount, timing and character of the Fund’s income, gains and distributions, and could cause the Fund to recognize taxable income in excess of the cash generated by such investment, which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions. Further, the application of the requirements for treatment as a RIC under the Code can be unclear with respect to certain of these investments. As a result, certain of the Fund’s investments could cause the Fund to fail to qualify as a RIC.

Backup Withholding

Each Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Distributions to Non-U.S. Investors

Distributions by a Fund to a shareholder that is not a “U.S. Person” within the meaning of the Code (a “Non-U.S. Shareholder”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses, and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and, as described below, (B) distributions attributable to gain that is treated as

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effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Such Non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Additionally, if a Fund invests in an Underlying Fund or another investment company registered under the 1940 Act, including an Underlying RIC, that properly reports and pays such short-term capital gain or interest-related dividends to its shareholders, such distributions generally remain not subject to withholding if properly reported as such in respect of distributions paid by the Fund to its shareholders. Similarly, if a Fund has invested in an Underlying Fund that is treated as a partnership for U.S. federal income tax purposes, then to the extent that the Underlying Fund has allocated to the Fund income that would have given rise to interest-related or short-term capital gain dividends if it had been earned directly by the Fund, the Fund generally is permitted to report any dividends attributable to such income as interest-related or short-term capital gain dividends, as applicable.

In certain circumstances, a Non-U.S. Shareholder may be required to file appropriate U.S. federal tax forms in order to receive the benefit of these exemptions.

Distributions by a Fund to Non-U.S. Shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States; (ii) in the case of a Non-U.S. Shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or, as described below, (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. Shareholder’s sale of shares of a Fund.

Also, Non-U.S. Shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S.

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federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Non-U.S. Shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. Again, Non-U.S. Shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. A Fund that holds (directly or indirectly) significant interests in real estate investment trusts (as defined in Section 856 of the Code) qualifying for the special tax treatment under Subchapter M of the Code (“U.S. REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. Shareholder, in which case such Non-U.S. Shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any dividend distributions by the Fund and certain distributions made by the Fund in redemption of its shares that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the diposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Non-U.S. Shareholders. If a Non-U.S. Shareholder holds (or has held in the prior year) more than a 5% interest in any class of such a Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund generally will be required to withhold 35% of the amount of such distribution. In the case of all other Non-U.S. Shareholders (i.e., those whose interest in the Fund did not exceed 5% in any class of the Fund at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder.

In addition, if a Fund were a USRPHC or former USRPHC, it would potentially be required to withhold 15% of the amount realized in a redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically must file a U.S. income tax return for the year of the disposition of

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Fund shares and pay any additional tax due on the sale. A similar withholding obligation may apply to Return of Capital Distributions by a Fund that is a USRPHC or former USRPHC to a greater-than-5% Non-U.S. Shareholder, even if all or a portion of such distribution would be treated as a return of capital to the Non-U.S. Shareholder. Such withholding on these redemptions and distributions generally would not be required if the Fund were a domestically controlled QIE or, in certain limited cases, if the Fund (whether or not domestically controlled) were to hold substantial investments in Underlying RICs that were domestically controlled USRPHCs.

If a qualified foreign pension fund described in Section 897(l) of the Code, or any entity all of the interests of which are held by such a qualified foreign pension fund, were to hold, directly or indirectly through one more partnerships, shares of a Fund an interest in which were a USRPI, the special withholding and other rules regarding U.S. real property interests described above would not apply to distributions and redemptions with respect to such shares.

Non-U.S. Shareholders of a Fund also may be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Non-U.S. Shareholders should consult their tax advisers (and if holding shares through an intermediary, their intermediary) concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, for example, furnishing an IRS Form W-8BEN or W-8BEN-E). Non-U.S. Shareholders in a Fund should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Also, additional considerations may apply to foreign trusts and estates. Special rules may also apply in the case of non-U.S. governments (including sovereign wealth funds), and foreign pension and other funds. These persons, along with all other prospective foreign shareholders and investors holding Fund shares through foreign entities, should consult their tax advisers with reference to their specific tax situations, as they may be subject to special rules.

A Non-U.S. Shareholder may be subject to state and local taxes and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Non-U.S. Shareholders described in section 892 of the Code should consult their tax advisers with respect to their investment in a Fund.

See also “Other Reporting and Withholding Requirements” below for information regarding the potential application of an additional withholding regime.

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Non-U.S. Taxes

A Fund’s or its Institutional Fund’s non-U.S. investments may be subject to non-U.S. withholding and other taxes on dividends, interest, capital gains, or the proceeds of dispositions that will decrease a Fund’s return on its investments. A Fund or Institutional Fund may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those investments or to other transaction-based non-U.S. taxes on those investments, including potentially on a retroactive basis, which can also decrease the Fund’s or the Institutional Fund’s return on its investments. Such non-U.S. withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain non-U.S. jurisdictions. In some cases, a Fund may seek to collect a refund in respect of taxes paid to a non-U.S. jurisdiction. See “Descriptions and Risks of Fund Investments – Risks of Non-U.S. Investments” for more information. The non-U.S. withholding and other tax rates applicable to a Fund’s or Institutional Fund’s investments in certain non-U.S. jurisdictions may be higher, in certain circumstances, for instance, if a Fund or an Institutional Fund has a significant number of Non-U.S. Shareholders, if the Fund or an Institutional Fund owns a significant holding of a non-U.S. issuer, or if an Institutional Fund or Underlying RIC invests through a subsidiary.

In certain circumstances described below, a Fund may make an election that allows shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return in respect of non-U.S. taxes paid by or withheld from the Fund, if any, and also in respect of non-U.S. taxes paid by or withheld from the Institutional Fund or any other Underlying RIC in which the Fund’s corresponding Institutional Fund invests in respect of its non-U.S. portfolio investments, so long as the Institutional Fund or Underlying RIC, as applicable, in turn, has made such an election with respect to its shareholders. Generally, a RIC is eligible to make this election if more than 50% of the RIC’s assets at year end consists of the securities of non-U.S. corporations, or if at least 50% of its assets at the close of each quarter of its taxable year consists of interests in other RICs.

Only non-U.S. taxes that meet certain qualifications are eligible for this pass-through treatment. If a Fund is eligible for and makes such an election, its shareholders generally will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by the Fund’s corresponding Institutional Fund or any Underlying RIC in which the Institutional Fund invests, provided such Institutional Fund and/or Underlying RIC, as applicable, is eligible for and makes such an election with respect to its shareholders. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of these taxes is subject to limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such non-U.S. taxes. However, even if a Fund, Institutional Fund or Underlying RIC is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified non-U.S. taxes paid by the Fund, the Institutional Fund, or Underlying RIC cannot be given this special “pass-through” treatment by the Fund or its shareholders. Investors should consult their tax advisers for further information relating to the foreign tax credit and deduction. To the extent a Fund is eligible for and makes this election, its shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement or educational savings plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

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Certain Institutional Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by member states of the European Union (such taxes, “E.U. Taxes” and such refunds, “E.U. Refunds”). Generally, E.U. Refunds that an Institutional Fund reasonably determines are collectible and free from significant contingencies are reflected in the Institutional Fund’s net asset value. In certain circumstances, an Institutional Fund’s receipt of an E.U. Refund may cause its corresponding Fund or its corresponding Fund’s shareholders to be liable for U.S. federal income tax (including interest). Each Fund that has previously elected to permit its shareholders to claim foreign tax credits or deductions on their U.S. income tax returns with respect to E.U. Taxes withheld from its corresponding Institutional Fund expects that the latter’s receipt of E.U. Refunds will likely significantly reduce the amount of foreign tax credits or deductions otherwise available to the Fund’s shareholders for U.S. federal income tax purposes. In some cases, the amount of a refund could be material to a Fund’s net asset value.

Withholding taxes that are accrued on dividends in respect of (i) securities on loan pursuant to a securities lending transaction during the period that any such security was not directly held by a Fund or Institutional Fund, or (ii) securities the Fund or Institutional Fund temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated as a loan for U.S. federal income tax purposes, generally will not qualify as a non-U.S. tax paid by the Fund or Institutional Fund, as the case may be, in which case, they could not be passed through to shareholders even if the Fund and/or Institutional Fund meet the other requirements described above.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their plan sponsor or other intermediary through which a Fund investment is made (if applicable), as well as a tax adviser, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Code generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under Sections 1471-1474 of the Code (including the U.S. Treasury Regulations and IRS guidance issued thereunder, “FATCA”) or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund or its agent may be required under FATCA to withhold 30% of the distributions, other than those properly reported as capital gain dividends, the Fund pays to that shareholder. On or after January 1, 2019, the Fund or its agent may also be required under FATCA to withhold 30% of the gross proceeds of the sale, redemption or exchange of Fund shares and certain capital gain dividends the Fund pays to that shareholder. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above (e.g., Capital Gain Dividends).

Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides a Fund with such certifications, waivers or other documentation or information

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as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS; (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI;” or (iii) be covered by and in compliance with an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA. In any of these cases, the investing FFI generally will be required to provide a Fund with appropriate identifiers, certifications or documentation concerning its status. The IRS has issued guidance on how FATCA interacts with other U.S. withholding tax rules and, accordingly, the above-described withholding tax may apply differently in the event that income is subject to multiple types of withholding.

A Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

If an Underlying Fund in which an Institutional Fund invests were to fail to comply with FATCA or were to be a member of an “expanded affiliated group” in which a member of such group causes other members to not be in compliance with FATCA, such non-compliance could reduce the Institutional Fund’s and, in turn, the Fund’s return on its investments.

Each prospective investor is urged to consult its tax adviser regarding the applicability and consequences of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

The Funds and their shareholders may be subject to certain other tax reporting requirements as a result of the investment strategies and activities of the Funds. Certain U.S. federal, state, local, and non-U.S. tax reporting requirements may require a Fund to provide certain information about its shareholders to the IRS or other similar authorities responsible for tax matters in other jurisdictions (e.g., non-U.S. countries).

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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State and Local Tax Matters

Most states permit mutual funds, such as the Institutional Funds and the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in some direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as a Fund meets all applicable state requirements. Therefore, shareholders in a Fund may be allowed to exclude from their state taxable income distributions made to them by the Fund to the extent attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisers regarding the applicability of these exemptions to their situation.

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MANAGEMENT OF THE TRUST

The following tables present information as of the date of this SAI regarding each current Trustee and officer of the Trust. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Series Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Each Trustee serves in office for a term of eight years or, if sooner, until the Trustee dies, resigns, or is removed, or until the election and qualification of the Trustee’s successor. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
INDEPENDENT TRUSTEES
Maria D. Furman YOB: 1954	Trustee	Since August 2011.	Retired.	14	Trustee of MassMutual Premier Funds, MassMutual Select Funds, MML Series Investment Fund, and MML Series Investment Fund II (93 portfolios); and Board of Managers for Cambridge Associates Fiduciary Trust LLC.
Sandra Whiston YOB: 1947	Trustee	Since November 2011.	Retired (2008-present); Head of Institutional Management, Putnam Investments (2005- 2008).	14	None.

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INTERESTED TRUSTEE AND OFFICER
Joseph B. Kittredge, Jr.[2] YOB: 1954	Chairman of the Board of Trustees	Chairman of the Board of Trustees since November 2011; Trustee since May 2011; President and Chief Executive Officer of the Trust, May 2011-October 2013.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-present); Partner, Ropes & Gray LLP (1988-2005).	49	None.
[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Trust.
[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his position with GMO indicated in the table above and his interest as a member of GMO.

Information About Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership. The Board of Trustees has determined that each Trustee should serve as such based on identifying and evaluating the skill sets and qualifications of potential candidates. The Board of Trustees generally considered the educational, business, and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the Funds. The Board of Trustees focused on the complementary skills and experience of the Trustees as a group, as well as on those of any particular Trustee. The Board of Trustees noted that all of the Trustees had considerable experience in overseeing investment management activities and/or related operations and in serving on the boards of other companies. In addition, the Board of Trustees also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:

Independent Trustees

Maria D. Furman – Ms. Furman’s experience serving on the boards and committees of other organizations, her professional training, and her qualification as a chartered financial analyst, and her experience in the management of a leading investment management firm.

Sandra Whiston – Ms. Whiston’s experience as a director, her professional training, and her experience in the management of a leading investment management firm.

Interested Trustee

Joseph B. Kittredge, Jr. – Mr. Kittredge’s experience serving as President and Trustee of the Trust, President of GMO Trust, and General Counsel and a member of GMO, his professional training and his experience as a lawyer representing mutual funds and investment management firms, including as a partner at a leading law firm, and his perspective on Board matters as a senior executive of GMO.

Information relating to the experience, qualifications, attributes, and skills of the Trustees is required by the registration form adopted by the SEC, does not constitute holding out the Board or any Trustee as having any special expertise or experience, and does not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

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Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Sheppard N. Burnett YOB: 1968	President and Chief Executive Officer	President since October 2013; Chief Executive Officer since October 2013; Chief Financial Officer, May 2011-October 2013; Treasurer, May 2011-October 2013.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006-present).
Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer, and Chief Financial Officer	Chief Accounting Officer since June 2015; Treasurer and Chief Financial Officer since April 2014; Assistant Treasurer, October 2013-April 2014.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009-present); Senior Accountant, Renaissance HealthCare (February 2009-December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006-February 2009).
John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since November 2011.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).
Betty Maganzini YOB: 1972	Assistant Treasurer	Since October 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009-July 2010), Manager, Fund Administration and Regulatory Affairs (2006-2009), Hambrecht & Quist Capital Management LLC.
Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since November 2011.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present).
Cathy Tao YOB: 1974	Assistant Treasurer	Since April 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007-present).
Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since October 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002-present).
Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since September 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015-present); Associate, K&L Gates LLP (September 2007-July 2015).
Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since October 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).
Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015-present); Associate, Dechert LLP (October 2010-February 2015).

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Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Gregory L. Pottle YOB: 1971	Chief Compliance Officer, Vice President and Assistant Clerk	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk since November 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015-present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-May 2015).
Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since March 2016.	Compliance Associate, GMO UK Limited (April 2013-present); General Counsel, MVision Private Equity Advisers Limited (November 2009-January 2013).

* Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

Trustees’ Responsibilities. Under the provisions of the Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees shall have the power to amend the Declaration of Trust to the extent permitted by such document and applicable law; select the investment companies, including series of GMO Trust, in which a series of the Trust shall invest; adopt, amend, or repeal by-laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; elect and remove officers and appoint and terminate agents; fix the number of Trustees and, subject to the provisions of the Declaration of Trust, fill any vacancies on the Board; remove a Trustee; extend a Trustee’s term for one or more successive eight (or fewer) year periods; designate one or more committees of the Trustees with such powers and authority as the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both, to provide for the distribution of shares by the Trust, through one or more principal underwriters or otherwise, and make rules for the transfer of shares of each series and class and similar matters; establish or change a record date for determining shareholders who are entitled to receive payment of any dividend or other distribution and close the register or transfer books of a series or class of the Trust prior to the payment of a distribution; and they may delegate any or all of their authority to the officers of the Trust.

Board Leadership Structure and Risk Oversight. The Board of Trustees is responsible for the general oversight of the Funds’ affairs and for assuring that each Fund is managed in the best interests of its shareholders. In carrying out these responsibilities, the Board is assisted by the Funds’ auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board. In addition, the Funds’ Chief Compliance Officer reports directly to the Board.

Currently, two of the Trustees are Independent Trustees. There is no lead Independent Trustee. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Funds’ investment adviser, GMO, and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight of

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protecting shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. The Independent Trustees meet regularly as a group in executive session without representatives of GMO present.

The Board of Trustees focuses on the oversight of risk as part of its broader oversight of each Fund’s affairs. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Audit Committee is subject to substantial limitations.

Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law.

The Board of Trustees currently has established one standing committee: the Audit Committee. During the fiscal year ended February 28, 2017, the Audit Committee held two meetings.

Audit Committee.  The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls over financial reporting; (ii) oversees the quality and objectivity of the Trust’s financial statements and the independent audit of those statements; (iii) appoints, determines the independence and compensation of, and oversees the work performed by the Trust’s independent auditors in preparing or issuing an audit report or related work; (iv) approves all audit and permissible non-audit services provided to the Trust, and certain other persons by the Trust’s independent auditors; and (v) acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Ms. Furman and Ms. Whiston are members of the Audit Committee, and Ms. Furman is the Chairman of the Audit Committee.

The Audit Committee may utilize the resources of the Funds’ counsel and auditors as well as other persons. The Board appoints the members of the Committee and has appointed the two Independent Trustees to the Committee.

Trustee Fund Ownership

The following table sets forth ranges of each current Trustee’s direct beneficial share ownership in the Funds and the aggregate dollar ranges of the Trustee’s direct beneficial share ownership in all series of GMO Series Trust and GMO Trust (the “Family of Investment Companies”) overseen by the Trustee as of December 31, 2016.

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Name/Funds	Dollar Range of Shares Directly Owned in the Funds	Aggregate Dollar Range of Shares Directly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Maria D. Furman	None	None
Sandra Whiston	None	None
INTERESTED TRUSTEE
Joseph B. Kittredge, Jr.	None	None

The following table sets forth ranges of the current Trustees’ indirect beneficial share ownership in the Funds and the aggregate dollar range of their indirect beneficial share ownership in the Family of Investment Companies as of December 31, 2016.

Name/Funds	Dollar Range of Shares Indirectly Owned in the Funds	Aggregate Dollar Range of Shares Indirectly Owned in all Registered Investment Companies (whether or not offered in the Prospectus) Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES
Maria D. Furman	None	None
Sandra Whiston	None	None
INTERESTED TRUSTEE
Joseph B. Kittredge, Jr.	None	None

Independent Trustee Ownership of Securities Issued by GMO or Principal Underwriter

None.

Independent Trustee Ownership of Related Companies

As of December 31, 2016, none of the current Independent Trustees or their family members owned securities in GMO, Funds Distributor, LLC (“Funds Distributor”), the Funds’ principal underwriter, or entities directly or indirectly controlling, controlled by, or under common control with GMO or Funds Distributor.

Remuneration. Ms. Furman and Ms. Whiston, each an Independent Trustee of the Trust, receive an annual retainer from the Trust for their services. The Independent Trustees receive reimbursement for travel expenses to meetings.

The Fund Complex has not paid any compensation to the Independent Trustees, and no pension or retirement benefits have accrued as part of Fund expenses, for the Trust’s fiscal year ended February 28, 2017. For calendar year 2017, each Independent Trustee will be compensated

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$50,000, but unless or until the Funds have cumulative net assets of $3 billion or more, GMO will pay the Independent Trustees’ compensation.

No officer of the Trust received aggregate compensation exceeding $60,000 from any Fund during the fiscal year ended February 28, 2017.

Mr. Kittredge does not receive any compensation from the Fund Complex, but as a member of GMO will benefit from management, shareholder servicing, administration, and any other fees paid to GMO and its affiliates by the Funds and various other series of the Fund Complex not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.

As of June 5, 2017, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus.

Code of Ethics. The Trust and GMO have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under each Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with each Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

The independent Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to the Funds or their representatives, subject to certain limited exceptions specified in the Code of Ethics.

The Funds’ principal underwriter, which is not affiliated with the Funds or GMO, also has adopted a Code of Ethics pursuant to the requirements of the 1940 Act.  Transactions in securities effected by the principal underwriter’s personnel who are designated as Access Persons under the Code of Ethics, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Currently, there are no Access Persons of the principal underwriter as it relates to the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust, on behalf of the Funds, and GMO, subject to such policies as the Trustees of the Trust may determine, GMO furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. As indicated under “Portfolio Transactions – Brokerage and Research

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Services,” the Trust’s portfolio transactions may be placed with brokers who furnish GMO, at no cost, research, statistical, and quotation services of value to GMO in advising the Trust or its other clients.

In addition, as disclosed in the Prospectus, GMO has contractually agreed to waive and/or reimburse each Fund for specified Fund expenses through at least June 30, 2018.

Each Management Contract provides that GMO shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of GMO) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Generally, each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of GMO or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to GMO. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by GMO to the Trust.

GMO does not charge the Funds a management fee. Each Fund, as a result of its investment in its corresponding Institutional Fund, indirectly bears the management fee paid by its Institutional Fund, if any, which is calculated based on a fixed percentage of the Fund’s average daily net assets.

In the event that GMO ceases to be the manager of a Fund, the right of the Trust to use the identifying initials “GMO” and the name “Grantham, Mayo, Van Otterloo & Co. LLC” may be withdrawn.

Portfolio Management

Management of each Fund is the responsibility of one or more investment teams comprising investment professionals associated with GMO. Each team’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for management of any Fund.

The following table sets forth information about accounts overseen or managed by the senior members of the teams as of February 28, 2017 (except as otherwise noted below).

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Senior Member	Registered investment companies managed (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Amit Bhartia	4	$6,998,152,866	3	$438,855,172	6	$1,920,871,909
Warren Chiang	3	$4,967,171,429	2	$324,898,145	5	$1,686,733,952
Neil Constable	5	$6,765,912,400	1	$17,834,491	12	$2,544,571,070
Arjun Divecha	4	$6,998,152,866	3	$438,855,172	6	$1,920,871,909
Jason Halliwell	1	$1,507,277,121	6	$5,061,120,017	1	$85,221,826
Thomas Hancock	2	$8,845,855,886	2	$280,446,079	2	$1,636,524,645
Anthony Hene	2	$8,633,060,793	2	$109,358,629	2	$1,636,524,645
Jason Hotra	4	$4,698,875,769	2	$301,763,191	1	$119,769,886
Ben Inker	18	$26,173,379,277	13	$5,956,936,085	135	$14,784,278,896
Greg Jones	4	$4,698,875,769	2	$301,763,191	1	$119,769,886
Tina Vandersteel	1	$4,085,266,152	4	$3,027,939,118	0	$0

Senior Member	Registered investment companies managed for which GMO receives a performance-based fee (including non- GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance- based fee		Separate accounts managed (world-wide) for which GMO receives a performance- based fee
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Amit Bhartia	0	$0	0	$0	2	$508,222,541
Warren Chiang	0	$0	0	$0	1	$274,084,584
Neil Constable	0	$0	0	$0	1	$262,417,001
Arjun Divecha	0	$0	0	$0	2	$508,222,541
Jason Halliwell	0	$0	4	$5,043,399,724	1	$85,221,826
Thomas Hancock	0	$0	1	$171,087,450	0	$0
Anthony Hene	0	$0	0	$0	0	$0
Jason Hotra	0	$0	0	$0	1	$119,769,886
Ben Inker	0	$0	9	$5,952,005,229	57	$7,494,055,827
Greg Jones	0	$0	0	$0	1	$119,769,886
Tina Vandersteel	0	$0	3	$1,610,740,378	0	$0

1For some senior members, “Total assets” includes assets invested by other Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment

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opportunities between a Fund and the other accounts. See “Portfolio Transactions” for more information regarding conflicts of interests.

Senior members of each team are generally members (partners) of GMO. The compensation of each senior member consisted of a fixed annual base salary and an additional, discretionary, bonus and, in the case of partners, a partnership interest in the firm’s profits. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The discretionary bonus is paid on the basis of a number of factors, including features designed to align the compensation of the senior members with the performance of the accounts they manage, such as a Fund, over various periods. Such features are intended to promote a closer alignment of interests between those accounts and the senior members managing those accounts. Individual senior members may, however, have some or all of the same economic incentives that GMO itself may have when GMO is eligible to earn a performance fee (see “Portfolio Transactions”). Specifically, even if GMO is not earning or eligible to earn a performance fee (none of the Funds pay GMO a performance-based fee), individual senior members may have compensation-related incentives to make riskier investments, pursue riskier Fund strategies, seek less downside risk when a Fund has outperformed its benchmark and allocate superior investment ideas to GMO client accounts capable of generating higher performance-related compensation. The level of partnership interest is determined by taking into account the individual’s contribution to GMO. Because each senior member’s compensation is based, in part, on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.

Senior Member Fund Ownership. The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 28, 2017 (except as otherwise noted below), of Funds offered in the Prospectus that are overseen or managed by the senior member as of the date of this SAI:

Name of Senior Member	Dollar Range of Shares Directly Owned
Amit Bhartia	None
Warren Chiang	None
Neil Constable	None
Arjun Divecha	None
Jason Halliwell	None
Thomas Hancock	None
Anthony Hene	None
Jason Hotra	None
Ben Inker	None
Greg Jones	None
Tina Vandersteel	None

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The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership, as of February 28, 2017 (except as otherwise noted below), of Funds offered in the Prospectus that are overseen or managed by the senior member as of the date of this SAI:

Name of Senior Member	Dollar Range of Shares Indirectly Owned
Amit Bhartia	None
Warren Chiang	None
Neil Constable	None
Arjun Divecha	None
Jason Halliwell	None
Thomas Hancock	None
Anthony Hene	None
Jason Hotra	None
Ben Inker	None
Greg Jones	None
Tina Vandersteel	None

Custodial Arrangements and Fund Accounting Agents. As described in the Prospectus, State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of some of the Funds, and Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, serves as the Trust’s custodian and fund accounting agent on behalf of the other Funds. As such, State Street Bank or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of State Street Bank and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Administration Arrangements. As disclosed in the Prospectus, pursuant to the terms of an administration agreement with the Funds, each Fund pays GMO an administration fee equal to 0.20% per annum of that Fund’s average daily net asset value for providing and/or procuring administration, recordkeeping, and various other services, provided that if a Fund invests substantially all of its assets in Class III shares of an Institutional Fund, such fee in respect of Class R4, Class R5 and Class R6 shares shall be reduced to the annual rate of 0.05%, and provided further that if a Fund invests substantially all of its assets in a class of shares of an Institutional Fund other than Class III shares, such fee rate in respect of Class R4, Class R5 and Class R6 shares shall be reduced by the shareholder service fee rate charged by that class of shares of the Institutional Fund. GMO may contract with third parties for the provision of certain administrative services.

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Pursuant to the terms of the Administration Agreement, each Fund that commenced operations prior to the end of the most recent fiscal year paid the amounts listed in the following table.

	May 1, 2014 through February 28, 2015(a)		March 1, 2015 through February 29, 2016	March 1, 2016 through February 28, 2017
Benchmark-Free Allocation Series Fund	$89,974		$143,062	$113,233

Emerging Countries Series Fund	$6,323	(b)	$5,834	$5,442

Global Asset Allocation Series Fund	$340,093		$209,015	$120,858

Global Equity Allocation Series Fund	$4,479		$7,671	$7,066

International Developed Equity Allocation Series Fund	$651	(c)	$4,817	$4,815

International Equity Allocation Series Fund	$130,451		$125,698	$112,233

(a) Pursuant to a change to each Fund’s fiscal year end approved by the Board of Trustees, the Funds’ 2014 fiscal period ran from May 1, 2014 to February 28, 2015.

(b) Reflects fees paid from the Fund’s commencement of operations on May 2, 2014 through February 28, 2015.

(c) Reflects fees paid from the Fund’s commencement of operations on January 12, 2015 through February 28, 2015.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210. PwC conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, provides assistance in connection with the preparation of various SEC filings, and consults with the Trust as to certain non-U.S. tax matters.

Distributor. Funds Distributor, 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class R4 and Class R5 shares or administration fees related thereto). Funds Distributor offers shares of each Fund for sale on a continuous basis and will use reasonable efforts in connection with distribution of shares of the Funds.

Counsel. Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust.

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Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.

SUB-TRANSFER AGENT/RECORDKEEPING PAYMENTS

Sub-transfer agent/recordkeeping payments are made by Class R4 and Class R5 shares of the Funds to unaffiliated third parties (e.g., financial intermediaries) for providing sub-transfer agency, recordkeeping and other administrative services to retirement plan participants and other investors who hold shares of the Funds through an omnibus account pursuant to a distribution and service plan under Rule 12b-1 (the “12b-1 Plan”). Class R4 shares pay for sub-transfer agent/recordkeeping services at a maximum annual rate of 0.25% of Class R4’s average daily net assets. Class R5 shares pay for sub-transfer agent/recordkeeping services at a maximum annual rate of 0.10% of Class R5’s average daily net assets. Such fees shall be accrued daily and paid monthly (or at such other intervals as the Trustees shall determine) to the Funds’ Distributor or other financial intermediaries.

Class R6 shares do not make payments to third parties for sub-transfer agent/recordkeeping services.

The services provided by GMO to Class PS shares include sub-transfer agency, recordkeeping and related administrative services. These services are not primarily intended to result in the sale of Fund shares, but are intended to provide ongoing services to shareholders investing through third-party platforms. The payments to GMO are, however, made pursuant to a service plan (the “Service Plan”) that has been adopted pursuant to the provisions of Rule 12b-l under the 1940 Act so as to ensure compliance with relevant regulations in the event payment for those services is nonetheless deemed to constitute the direct or indirect financing of distribution by a Fund of its Class PS shares.

The principal features of the 12b-1 Plan and the Service Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.

During the fiscal year ended February 28, 2017, International Equity Allocation Series Fund made payments pursuant to the terms of the 12b-1 Plan that totaled $5,830. During the fiscal year ended February 28, 2017, no Funds made payments pursuant to the terms of the Service Plan.

Continuance of both the 12b-1 Plan and the Service Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the relevant Plan or related arrangements (the “Independent Trustees”), cast in person at a meeting called for that purpose. All material amendments to the 12b-1 Plan or the Service Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that a Fund may bear pursuant to the relevant Plan.

Each of the 12b-1 Plan and the Service Plan may be terminated at any time with respect to the shares of any class of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of that Fund.

Any agreement relating to the implementation of the 12b-1 Plan or the Service Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment, and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees

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or by a vote of a majority of the outstanding voting securities of the relevant share class of such Fund, upon 60 days’ written notice.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell investments for each Fund and for each of its other investment advisory clients are made by the relevant GMO investment team with a view to achieving each client’s investment objectives taking into consideration other account-specific factors such as, without limitation, investment objectives, cash flows into or out of the account, current holdings, the account’s benchmark(s), if any, applicable regulatory limitations, liquidity, cash restrictions, availability of cash for investment, the size of the investment opportunity, applicable transaction documentation requirements, market registration requirements, and/or time constraints limiting GMO’s ability to confirm adequate transaction documentation or seek interpretation of investment guideline ambiguities. GMO generally is not under any obligation to share any investment, idea or strategy with all of its clients. Therefore, a particular investment may be bought or sold only for some clients of GMO even though it could have been bought or sold for other clients at the same time. Likewise, a particular investment may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security, including clients invested in the same investment strategy. Additionally, one of GMO’s investment teams may share investment ideas with one or more other investment teams and/or may manage a portion of another investment team’s client accounts. See below for more information regarding trade execution and allocation.

To the extent permitted by applicable law, GMO’s compliance policies and procedures and a client’s investment guidelines, GMO may engage in “cross trades” where, as investment manager to a client account, GMO causes that client account to purchase a security directly from (or sell a security directly to) another client account. Cross trades present a conflict of interest because GMO represents the interests of both the selling account and the buying account in the same transaction and may have a financial incentive to favor one client account over the other due to different fee arrangements or otherwise. This conflict of interest may be greater in cases where GMO or its members and/or employees own a substantial portion of an account (such as a Fund) that engages in a cross trade. In addition, to the extent permitted by law (including client consents), GMO may engage in principal transactions with client accounts.

In certain cases, GMO may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which GMO or one of its affiliates serves as investment manager, general partner, and/or managing member (“GMO Private Funds”). In most cases, GMO receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of a Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar Fund (or, in some cases, may have no investment in the similar Fund). GMO itself also makes investments in GMO Private Funds. To help manage these potential conflicts, GMO has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating IPOs and other limited opportunities that take into account the needs and objectives of each Fund and the other GMO clients. Additional information regarding GMO’s procedures to deal with conflicts of interest that arise as a result of the side-by-side management of accounts making performance-based profit allocations and

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accounts, such as the Funds, only paying asset-based fees are described in GMO’s Form ADV, a copy of which is available upon request.

GMO has a trading desk whose personnel are located in Boston and Singapore. The trading desk provides trade execution services for all of the GMO investment teams, including any applicable associated persons. Trades are generated by different investment theses. Each investment thesis is assigned a corresponding execution benchmark (e.g., price at the time of order arrival, market closing price, volume weighted average price over some specified period) (each investment thesis and corresponding execution benchmark, is a “trading strategy” and collectively, “trading strategies”). Certain trading strategies place relatively greater emphasis on speed of execution and less emphasis on price, while others place greater emphasis on price (or impact on market price) and less emphasis on speed of execution. Trading strategies may be designed to be executed in a matter of an hour or less, several hours, over the course of a trading day, or over a multi-day period. Therefore, trades generated by one trading strategy may be completed before those of another trading strategy, even where the strategies are initiated at the same time or the slower trading strategy is initiated first. As a result, the speed of order fulfillment, and corresponding execution price achieved for a subsequent order may be different from pre-existing orders with execution pricing achieved on a particular order being either above or below the execution pricing achieved on pre-existing orders, which may take longer to fill. Additionally, for trading strategies implementing short-term investment strategies, those theses that utilize fundamental inputs on an opportunistic basis, and trades to manage short-term portfolio exposure may trade in advance of or may be completed more quickly than other trading strategies. Finally, varying investment theses that may invest in the same securities may involve trading strategies that trade at different times throughout the day or month. Because of the foregoing, certain strategies, which could include accounts with performance-based profit allocations, may trade in advance of other strategies or may have their trades completed more quickly, and, as a result, may achieve different execution on the same or similar investments.

Where possible, prior to the open of the relevant market, GMO aggregates trades for accounts that are being traded to implement a similar trading strategy and for which trade instructions are provided with sufficient time to satisfy internal processes. GMO’s trading desk generally allocates portfolio trades pro-rata among clients for which GMO is applying the same trading strategy on any given day, with the relevant clients receiving the same (or substantially the same) price for trades executed through the same broker on the same day. GMO may determine to exclude accounts with relatively small order sizes from a particular trade order if GMO believes that the trading costs (e.g., ticket costs) would outweigh the benefits of trading.

As noted above, trading strategies may utilize different brokers and will often receive different prices and potentially pay different commissions rates. Likewise, two trading strategies may be simultaneously executing transactions involving the same instrument and those trades will not ordinarily be aggregated. In addition, market, regulatory and/or country limitations (especially in the case of emerging markets) may or may not result in identical prices or commissions. Further, legal, market and position limitations may limit GMO’s ability to transact in an instrument or certain investment strategies may be given priority over other investment strategies, which could restrict (or eliminate) an investment strategy’s or Fund’s ability to achieve its desired exposure to such instruments.

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Trading orders that can only be partially filled are generally allocated on a pro-rata basis, allocated through the use of a randomizer, or allocated on some other basis consistent with the goal of giving all clients equitable opportunities over time. Market limitations (especially in the case of emerging markets where the broker typically is required to have greater involvement in allocations) and other practicalities may require special treatment. If an order is filled at varying prices, client accounts participating in the same block trade are generally provided with an average price for trades placed through the same broker, or other steps are taken so that all similarly situated accounts receive fair consideration over time. In some cases, similar trades may simultaneously be executed in different trading strategies, with the same or a different broker to meet account-specific requirements, in which case the trade will be treated as distinct trades not subject to the discussion above regarding orders that are filled at varying prices. In those cases, these trades might be effected at different prices (or involve different commissions) even if they involve the same broker. In certain markets outside the U.S., an average price may not be obtainable due to specific market limitations such as restrictions on trades by grouped accounts.

Various teams within the trading desk are responsible for differing types of trades (e.g., program vs. high touch trades) and these teams may be independently executing trades in the same security at the same time and at different prices. GMO’s trade allocation procedures are designed to provide reasonable assurance that, over time, accounts pursuing the same trading strategy are not likely to be systematically advantaged or disadvantaged due to the order placement/execution process. These procedures may include blocking/aggregating orders or limiting the volume of subsequent orders. While there is a centralized trading function, certain instruments (especially fixed income securities) are traded by the relevant investment team.

With IPOs and with certain other investment opportunities expected to be in very limited supply (collectively, “limited opportunities”), GMO’s policies provide that the investment teams’ orders be coordinated so that allocations will generally consider the needs of clients across all trading strategies. When it is not practicable to allocate an opportunity across all similarly-managed eligible accounts, GMO’s trading desk will use various methods, such as randomizers and sequencing, to seek to provide all accounts using the same trading strategy with equitable opportunities for allocation over time. There may also be situations where a limited opportunity is theoretically eligible for investment by multiple accounts but GMO determines that the limited opportunity is an appropriate or advisable investment for only some of the accounts (including, perhaps, those from which GMO receives a performance-based fee or profit allocation). Many of GMO’s investment strategies focus on seasoned issuers, and consequently those strategies that generate most of the brokerage commissions may participate less frequently in limited opportunities even though they may generate significant brokerage commissions or good will that may make it possible other strategies to receive greater allocations of limited opportunities.

In certain non-U.S. jurisdictions, local law limits the number of accounts sponsored by GMO that may purchase locally traded shares or shares traded through special facilities. Generally, the Funds will be given priority and other clients may e precluded from participation in offerings of local shares.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment

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objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.

In connection with its activities, GMO (and its associated persons) may seek and/or receive information that is not generally available to the public. GMO is not obligated to make such information available to its clients or shareholders of the Funds or to use such information to effect transactions for its clients. If in receipt of such information, GMO may also be prohibited from purchasing or selling assets it may otherwise have wished to purchase or sell. Under applicable law, GMO may be prohibited from improperly disclosing or using such information, including for the benefit of a client, such as a Fund. GMO’s procedures include a ban on trading on the basis of, or any other action to take advantage of, material non-public information, except in specific, limited circumstances described in GMO’s Insider Trading Policy. These procedures may limit GMO, on behalf of a Fund, from being able to purchase or sell any securities of the issuer to whom the material non-public information pertains, rendering illiquid all such securities already in a client’s or Fund’s account until such time as the ban on trading is lifted or foreclosing an otherwise attractive investment.

Brokerage and Research Services. Orders for the purchase or sale of securities may be placed on a principal or agency basis with brokers, in GMO’s discretion. In selecting brokers and dealers to effect portfolio transactions for each Fund, GMO seeks best execution and also takes into account the research services provided by the broker. Best execution is not based solely on the explicit commission charged by the broker and, consequently, a broker effecting a transaction may be paid a commission higher than that charged by another broker for the same transaction. Seeking best execution involves the weighing of qualitative as well as quantitative factors, and evaluations of best execution are, to a large extent, possible, if at all, only after multiple trades have been completed.

GMO’s broker/dealer selection may, in addition to the factors listed below, also be based on research services provided by the broker/dealer and therefore GMO may select or recommend a broker/dealer based in part on GMO’s interest in receiving the research. GMO does not participate in any formal soft dollar arrangements involving third party research (i.e., research provided by someone other than the executing broker/dealer) or the payment of GMO’s out-of-pocket expenses for data or other research services. The research services received are limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. To the extent that services of value are received, a benefit is obtained because no payment for services is required in order to receive such services. Such services may be used in furnishing investment or other advice to all or some subset of GMO’s and/or its affiliates’ accounts, and services received from a broker/dealer that executed transactions for a particular account will not necessarily be used specifically in providing investment advice to that particular account. GMO does place trades with brokers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best execution; however, trading with such a broker (as with any and all brokers) will typically be curtailed or suspended, in due course, if GMO is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has

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altered its execution capabilities in such a way that GMO can reasonably conclude that the broker is capable of achieving best execution.

The determination of what may constitute best execution involves a number of considerations in varying degrees of emphasis, including, without limitation, the overall net economic result to a Fund; the efficiency with which the transaction is effected; access to order flow; the ability of the executing broker to effect the transaction where a large block is involved; reliability (i.e., lack of failed trades); availability of the broker to stand ready to execute possibly difficult transactions in the future; technological capabilities of the broker, including but not limited to execution technology; the broker’s inventory of securities sought; reported broker flow; post-transaction reporting capabilities; the financial strength and stability of the broker; past bids and willingness to commit capital in the case of principal trades; and the relative weighting of opportunity costs (i.e., timeliness of execution) by different trading strategies. Due to the similarities among brokers in technological execution capabilities and commissions paid, GMO often allocates program or algorithmic developed market equity trades across multiple brokers. Additionally, regulations in certain markets, particularly emerging markets, require GMO to identify and trade with one or a limited number of brokers. Most of the foregoing are subjective considerations made in advance of the trade and are not always borne out by the actual execution.

For spot currency trades, GMO generally executes trades through an independent electronic trading platform that nets buy and sell orders in the same currency and selects the counterparty providing the most competitive price for the resulting net trade. All of the buy and sell orders receive the price provided by the selected counterparty and each account trades independently with the counterparty. While the purpose of trading spot currency trades in this manner is to achieve a more favorable execution price for all clients, there can be no assurance that all clients will benefit or that they will benefit equally over time.

For legal, regulatory and/or operational purposes, orders for some accounts may not be netted for price discovery (as described above). As a result, such accounts may receive inferior prices than accounts that are netted for price discovery even though the trades may be executed at or close to the same time and/or by the same counterparty.

Generally, GMO determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund; (ii) historical and current commission rates; (iii) the kind and quality of the execution services rendered; (iv) the size and nature of the transactions effected; and (v) research services received. These factors are considered mostly over multiple transactions covering extended periods of time in varying degrees of emphasis. In some instances, GMO may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) because the trades were filled at the price set at an agreed upon time (e.g., previous night’s close). In those cases, any additional “impact” or cost is represented by the cents per share or basis points paid in addition to a typical commission rate. GMO may also direct trades to brokers/dealers based in part on the broker/dealers’ history of providing, and capability to continue providing, pricing information for securities purchased.

Benchmark-Free Allocation Series Fund, Emerging Countries Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Developed Equity

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Allocation Series Fund, and International Equity Allocation Series Fund did not pay any brokerage commissions or acquire securities of any brokers or dealers during the fiscal year ended February 28, 2017. None of the other Funds had commenced operations as of the fiscal year ended February 28, 2017, and therefore, have not paid brokerage commissions or acquired securities of any brokers or dealers as of that date.

Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker or its affiliates and a Fund, GMO or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.

Additional Conflicts of Interest. GMO may have conflicts of interest in addition to those discussed above. Conflicts may also arise in cases when clients with different strategies invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. It is also possible that GMO may cause a client to engage in short sales of or take a short position in an investment owned or being purchased by other client accounts managed by GMO or vice versa. These positions and actions may adversely affect or benefit different clients at different times. In addition, purchases or sales of the same investment may be made for two or more clients on the same date. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if GMO did not have a conflict of interest among clients. In effecting transactions, it may not be possible, or consistent with the investment objectives of GMO’s various clients, to purchase or sell securities at the same time at the same prices.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to GMO. Because each Fund invests in an Institutional Fund in reliance on Section 12(d)(1)(E) of the 1940 Act, each Fund is obligated either to seek instructions from its security holders with regard to the voting of all proxies with respect to its interest in the Institutional Fund and to vote such proxies only in accordance with such instructions, or to vote the shares of the Institutional Fund held by it in the same proportion as the vote of all other holders of the Institutional Fund. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures GMO follows when voting proxies on behalf of the Institutional Funds. GMO Trust’s proxy voting policy and GMO’s proxy voting policies and procedures are attached to this SAI as Appendix C.

GMO’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the SEC’s website at www.sec.gov no later than August 31 of each year.

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DISCLOSURE OF PORTFOLIO HOLDINGS

As described in the Prospectus and elsewhere in this SAI, the Trust is a feeder in a master-feeder structure in which each Fund invests substantially all of its assets in shares of a corresponding series of GMO Trust (i.e., an “Institutional Fund”). This section addresses only the disclosure of Fund portfolio holdings. The disclosure of Institutional Fund portfolio holdings (so-called “look through holdings” or “exploded holdings”) must be made in accordance with the Institutional Funds’ portfolio holdings disclosure policy, a summary of which is contained in the “Disclosure of Portfolio Holdings” section of the Prospectus.

The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved such a policy and material amendments require its approval. The Trust’s portfolio holdings disclosure policy is attached to this SAI as Appendix D.

Ongoing Arrangements to Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PwC, which receives holdings semi-annually and as necessary in connection with the services it provides to the Funds, and Fidessa Buy-side Inc., which receives holdings as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree to, or have a duty to, maintain this information in confidence:

Name of Recipient	Funds	Purpose of Disclosure
State Street Bank and Trust Company	Asset Allocation Series Funds, Fixed Income Series Funds, SGM Major Markets Series Fund, Quality Series Fund, and U.S. Equity Allocation Series Fund	Custodial and fund accounting services
State Street Bank and Trust Company	All Funds	Compliance testing
Brown Brothers Harriman & Co.	Emerging Countries Series Fund and Foreign Series Fund	Custodial and fund accounting services
PricewaterhouseCoopers LLP	All Funds	Independent registered public accounting firm
Institutional Shareholder Services Inc.	All Funds	Proxy voting services
FactSet	All Funds	Data service provider
Ernst & Young LLP and/or its affiliates	All Funds	Consulting and local tax services
Fidessa Buy-side Inc. (Sentinel Trading Compliance)	All Funds	Compliance Testing

Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Funds	Purpose of Disclosure
StarCompliance, LLC	All Funds	Software provider for Code of Ethics monitoring system

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DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 27, 2011, as amended and restated June 22, 2016, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. On September 18, 2014, the Board of Trustees approved a change to each Fund’s fiscal year end from April 30 of each year to the last day of February of each year.

Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of fourteen series: Benchmark-Free Allocation Series Fund; Climate Change Series Fund; Core Plus Bond Series Fund; Emerging Countries Series Fund; Emerging Country Debt Series Fund; Foreign Series Fund; Global Asset Allocation Series Fund; Global Equity Allocation Series Fund; International Developed Equity Allocation Series Fund; International Equity Allocation Series Fund; Quality Series Fund; Resources Series Fund; SGM Major Markets Series Fund; and U.S. Equity Allocation Series Fund.

Prior to August 31, 2014, U.S. Equity Allocation Series Fund was known as “GMO U.S. Core Equity Series Fund.” Prior to February 12, 2014, International Developed Equity Allocation Series Fund was known as “GMO International Opportunities Equity Allocation Series Fund.”

Interests in each portfolio (GMO Series Trust Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding GMO Series Trust Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a GMO Series Trust Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the GMO Series Trust Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide the shares of any series into two or more classes of shares with such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of four classes of shares for each series of the Trust: Class R4 Shares, Class R5 Shares, Class R6 Shares, and Class PS Shares.

The Trustees also may, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. While the Declaration of Trust further provides that the Trustees may terminate the Trust at any time, the 1940 Act

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requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

The Declaration of Trust provides that, subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the exclusive power to bring, permit or maintain any action, proceeding or claim on behalf of the Trust or any Fund. The Declaration of Trust further provides that shares of the Funds give shareholders only the rights provided in the Declaration of Trust, and that among the rights shareholders shall not have unless expressly provided by the by-laws of the Trust, if any, or expressly provided by law and not permitted to be waived are rights to: (i) enforce contractual claims of the Trust or any Fund; (ii) assert claims against the Trust or any Fund or its Trustees, officers or service providers; or (iii) bring a claim on behalf of any other shareholder.

The Declaration of Trust provides that the Declaration of Trust is to be governed by and construed and administered according to the laws of The Commonwealth of Massachusetts. The Declaration of Trust further provides that, absent the consent of all parties, the sole and exclusive forum for: (i) any action or proceeding brought by or on behalf of the Trust or any Fund or shareholders against the Trust, any Fund, the Trust’s investment adviser, or the Trustees, officers or employees of the Trust; and (ii) any action arising under or to interpret, apply, enforce or determine the validity of the Declaration of Trust or the by-laws, if any, or any investment advisory agreement, among other types of enumerated claims, shall be the federal courts sitting within the City of Boston or the Business Litigation Session of the Massachusetts Superior Court. The Declaration of Trust also provides that no shareholder shall have the right to bring or maintain any court action, proceeding, or other claim on behalf of the Trust (including but not limited to any putative class action) without first making a written demand on the Trustees, and that any decision by the Trustees to bring, maintain, or settle (or not to bring, maintain or settle) such court action, proceeding or claim shall be binding upon shareholders.

A copy of the Trust’s Declaration of Trust as amended from time to time, has been filed with the SEC as an exhibit to the Trust’s registration statement, and is available on the EDGAR database on the SEC’s website at www.sec.gov.

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On June 6, 2017, the following shareholders held beneficially (unless otherwise indicated) greater than 25% of the outstanding shares of a Fund offered in the Prospectus. For each shareholder listed that is not an individual, the jurisdiction under the laws of which the shareholder is organized (if applicable) and any parent company of the shareholder are listed, if known:

Fund*	Shareholders	Jurisdiction of Organization	Parent Company
Benchmark-Free Allocation Series Fund	Commonwealth of Massachusetts Employees Deferred Compensation Plan One Ashburton Place, 12th Floor Boston, MA 02118	MA	N/A
Emerging Countries Series Fund	National Financial Services LLC For the Exclusive Benefit Of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	NJ	N/A
Global Asset Allocation Series Fund	The Northern Trust Company As Trustee FBO Abbvie Inc. P.O. Box 92994 Chicago, IL 60675	IL	N/A
Global Equity Allocation Series Fund	National Financial Services LLC For the Exclusive Benefit Of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	NJ	N/A
	Voya Institutional Trust Company As Custodian For California State Teachers Retirement System 100 Waterfront Place West Sacramento, CA 95605	CA	N/A
International Developed Equity Allocation Series Fund	Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	CA	N/A
International Equity Allocation Series Fund	The Northern Trust Company As Trustee FBO Centurylink – DV P.O. Box 92994 Chicago, IL 60675	IL	N/A

*Each of Core Plus Bond Series Fund, Emerging Country Debt Series Fund, Foreign Series Fund, Quality Series Fund, SGM Major Markets Series Fund, and U.S. Equity Allocation Series Fund had not commenced operations as of June 6, 2017, and, therefore, no shareholder owned beneficially greater than 25% of the outstanding shares of such Funds as of that date.

The above shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.

Shareholders should be aware that to the extent a shareholder’s investment in a Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a

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corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in a Fund.

VOTING RIGHTS

The Shareholders shall have power to vote only on matters that the Trustees consider necessary or desirable. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) as to any matter on which it is entitled to vote.

Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

The Trustees may modify the rights and preferences of any shares. Voting rights are not cumulative.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

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BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of Benchmark-Free Allocation Series Fund as of June 6, 2017:

Name and Address	% Ownership

Commonwealth of Massachusetts Employees Deferred Compensation Plan One Ashburton Place, 12th Floor Boston, MA 02118	27.1
National Financial Services LLC For the Exclusive Benefit Of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	22.0
MAC & Co. FBO Computer Science Corporation Matched Asset Plan 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	11.0
Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt. Harris Blvd. Charlotte, NC 28262	10.1
ING National Trust FBO Our Clients One Orange Way Windsor, CT 06095	8.2

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of Emerging Countries Series Fund as of June 6, 2017:

Name and Address	% Ownership

National Financial Services LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	100.0

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The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of Global Asset Allocation Series Fund as of June 6, 2017:

Name and Address	% Ownership

The Northern Trust Company As Trustee FBO Abbvie Inc. P.O. Box 92994 Chicago, IL 60675	78.2
National Financial Services LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	16.6

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of Global Equity Allocation Series Fund as of June 6, 2017:

Name and Address	% Ownership

National Financial Services LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	52.3
Voya Institutional Trust Company as Custodian for California State Teachers Retirement System 100 Waterfront Place West Sacramento, CA 95605	47.8

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of International Developed Equity Allocation Series Fund as of June 6, 2017:

Name and Address	% Ownership

Charles Schwab & Co. Inc. Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	100.0

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The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class R6 Shares of International Equity Allocation Series Fund as of June 6, 2017:

Name and Address	% Ownership

The Northern Trust Company As Trustee FBO Centurylink – DV P.O. Box 92994 Chicago, IL 60675	73.8
John Hancock Trust Company LLC 690 Canton Street Suite 100 Westwood, MA 02090	13.4
National Financial Services LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	9.3

OTHER MATTERS

“GMO,” the GMO logo, and “Benchmark-Free” are service marks of Grantham, Mayo, Van Otterloo & Co. LLC. All rights reserved.

FINANCIAL STATEMENTS

The Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended February 28, 2017 for Benchmark-Free Allocation Series Fund, Emerging Countries Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Developed Equity Allocation Series Fund, and International Equity Allocation Series Fund, and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this SAI by reference. Annual Reports for Benchmark-Free Allocation Series Fund, Emerging Countries Series Fund, Global Asset Allocation Series Fund, Global Equity Allocation Series Fund, International Developed Equity Allocation Series Fund, and International Equity Allocation Series Fund, for the fiscal year ended February 28, 2017 were filed electronically with the SEC on Form N-CSR on May 3, 2017 (Accession No. 0001193125-17-155965).

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APPENDIX A – SPECIMEN PRICE MAKE-UP SHEETS

Following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that are offered through the Prospectus and that had shares of beneficial interest outstanding as of February 28, 2017, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 28, 2017.

Benchmark-Free Allocation Series Fund-Class R6
Net Assets at Value (Equivalent to $9.96 per share based on 29,896,184 shares of beneficial interest outstanding)	$297,619,812
Offering Price	$9.96
Emerging Countries Series Fund-Class R6
Net Assets at Value (Equivalent to $9.55 per share based on 1,335,081 shares of beneficial interest outstanding)	$12,754,959
Offering Price	$9.55
Global Asset Allocation Series Fund-Class R6
Net Assets at Value (Equivalent to $8.95 per share based on 20,155,165 shares of beneficial interest outstanding)	$180,339,817
Offering Price	$8.95
Global Equity Allocation Series Fund-Class R6
Net Assets at Value (Equivalent to $9.73 per share based on 1,532,904 shares of beneficial interest outstanding)	$14,912,456
Offering Price	$9.73
International Developed Equity Allocation Series Fund-Class R6
Net Assets at Value (Equivalent to $9.55 per share based on 1,095,694 shares of beneficial interest outstanding)	$10,460,201
Offering Price	$9.55
International Equity Allocation Series Fund-Class R6
Net Assets at Value (Equivalent to $9.00 per share based on 24,989,188 shares of beneficial interest outstanding)	$224,870,195
Offering Price	$9.00

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APPENDIX B - COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

Commercial Paper Ratings

S&P Global Ratings.1 S&P Global Ratings’ short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings. The following are excerpts from S&P Global Ratings’ short-term issue credit ratings definitions:

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

1 On April 28, 2016, the name Standard & Poor’s Ratings Services was changed to S&P Global Ratings.

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Moody’s. Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following are excerpts from Moody’s short-term ratings definitions:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Corporate Debt Ratings

S&P Global Ratings. An S&P Global Ratings’ issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The following are excerpts from S&P Global Ratings’ long-term issue credit ratings definitions:

AAA — An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Moody’s. Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following are excerpts from Moody’s long-term obligation ratings definitions:

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

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Baa — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

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APPENDIX C – PROXY VOTING POLICIES AND PROCEDURES
GMO TRUST
PROXY VOTING POLICY

Adopted September 16, 2003, Revised July 13, 2016

I.	Statement of Policy

GMO Trust (the “Trust”) delegates the authority and responsibility to vote proxies related to portfolio securities held by the series of the Trust (each, a “Fund,” and collectively, the “Funds”) to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).

The Board of Trustees (the “Board”) of the Trust has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Funds when exercising voting authority on behalf of the Funds.

II.	Standard

The Adviser shall vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. In the event of any conflicts of interest between the Adviser and the Funds, the Adviser shall follow procedures that enable it to cause the proxy to be voted in the best interests of the Funds and their shareholders, which may include (1) causing the proxy to be voted pursuant to the recommendation of an independent third party, pursuant to pre-established proxy voting guidelines, or (2) seeking instructions from the Board on the manner in which the proxy should be voted.

III.	Review of Proxy Voting Procedures

The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.

The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.

The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

IV.	Securities Lending

When a Fund lends its portfolio securities, the Adviser pursuant to the authority delegated to it by the Fund retains an obligation with respect to voting proxies relating to such securities. However, while such securities are on loan, a Fund will not have the right to vote the proxies relating to those securities. As a result, a Fund will only loan its portfolio securities pursuant to securities lending arrangements that permit the Fund to recall a loaned security or to exercise voting rights associated with the security. However, the Adviser generally will not arrange to have a security recalled or to exercise voting rights associated with a security unless the Adviser both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which

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the Adviser often does not receive, particularly in the case of non-U.S. issuers) and (2) the Adviser believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. The Adviser may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

V.	Certain Non-U.S. Markets

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, the Adviser generally will determine not to vote proxies unless it believes that the potential benefits to the Fund of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting.

VI.	Disclosure

The following disclosure shall be provided:

A.	Each Fund’s proxy voting record shall annually be included in the Fund’s Form N-PX.

B.	The Adviser shall cause each Fund to include the Trust’s proxy voting policies and procedures in the Trust’s statement of additional information.

C.	Each Fund’s shareholder report shall include a statement that a description of the Fund’s proxy voting policies and procedures is available without charge on GMO’s website at www.gmo.com and on the SEC’s website at www.sec.gov.

D.	The Trust’s statement of additional information and each Fund’s shareholder report shall include a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the SEC’s website at www.sec.gov no later than August 31 of each year.

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Proxy Voting Policies and Procedures	GMO LLC and related entities[1]
Adoption: June 15, 2007	(collectively, “GMO”)
Last Revision: May 1, 2017

I.	Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.	Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services Group, Inc. (“ISS”) as its proxy voting agent to:

▪	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;
▪	ensure that proxies are voted and submitted in a timely manner;
▪	handle other administrative functions of proxy voting;
▪	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
▪	maintain records of votes cast; and
▪	provide recommendations with respect to proxy voting matters in general.

Proxies generally will be voted in accordance with the voting recommendations contained in the applicable ISS Sustainability Proxy Voting Guidelines, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current ISS Sustainability Proxy Voting Guidelines are available through ISS’ “Policy Gateway” at http://www.issgovernance.com. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit A and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit A. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit A to these Proxy Voting Policies and Procedures will be made available for clients.

1 Grantham, Mayo, Van Otterloo & Co. LLC, GMO Australia Limited, GMO Europe LLC, and GMO Singapore Pte. Ltd.

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Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, GMO generally will determine to not vote proxies unless it believes that the potential benefits to the client of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting. In addition, if a portfolio security is out on loan, GMO generally will not arrange to have the security recalled or to exercise voting rights associated with the security unless GMO both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which GMO often does not receive, particularly in the case of non-U.S. issuers) and (2) GMO believes that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.

III.	Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

▪	Implementing and updating the applicable ISS Sustainability Proxy Voting Guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit A hereto;
▪	Overseeing the proxy voting process; and
▪	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II.

IV.	Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

▪	GMO has a business relationship or potential relationship with the issuer;
▪	GMO has a business relationship with the proponent of the proxy proposal; or
▪	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit A (if applicable) or the specific recommendation of ISS; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

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V.	Special Procedures for Voting Shares of GMO Trust

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.

VI.	Special Procedures for Voting Shares of GMO Series Trust

GMO also serves as investment adviser for the GMO Series Trust family of registered mutual funds. Each series of GMO Series Trust is a “Feeder Fund” investing substantially of its assets in shares of a corresponding series of GMO Trust (each a “Master Fund”) in reliance on Section 12(d)(1)(E) of the Investment Company Act of 1940 (the “1940 Act”). In accordance with Section 12(d)(1)(E) of the 1940 Act, GMO will either (i) seek instructions from a Feeder Fund’s holders with regard to the voting of all proxies with respect to the Feeder Fund’s shares in the corresponding Master Fund and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the corresponding Master Fund held by a Feeder Fund in the same proportion as the vote of all other holders of the Master Fund.

VII.	Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

▪	a copy of these policies and procedures which shall be made available to clients, upon request;
▪	a record of each vote cast (which ISS maintains on GMO’s behalf); and
▪	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VIII.	Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

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Exhibit A2

Modifications to recommendations set forth in the ISS Proxy Voting Manual

Shareholder Ability to Act by Written Consent

▪	Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
▪	Vote AGAINST proposals to allow or make easier shareholder action by written consent.

Cumulative Voting

▪	Vote FOR proposals to eliminate cumulative voting.
▪	Vote AGAINST proposals to restore or provide for cumulative voting.

Incumbent Director Nominees

▪	Vote WITH management’s recommendations regarding incumbent director nominees.

2 As amended February 2, 2009

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APPENDIX D – PORTFOLIO HOLDINGS DISCLOSURE POLICY

GMO SERIES TRUST

Portfolio Holdings Disclosure Policy

Amended and Restated January 31, 20171

GMO Series Trust (the “Trust”) is a Feeder in a Master-Feeder structure in which each series of the Trust (each a “Feeder Fund”) invests substantially all of its assets in shares of a corresponding series of GMO Trust (i.e., an “Institutional Fund”). This Policy addresses only the disclosure of Feeder Fund portfolio holdings. The disclosure of Institutional Fund portfolio holdings (so-called “look through holdings” or “exploded holdings”) must be made in accordance with GMO Trust’s Portfolio Holdings Disclosure Policy.

I.	INTRODUCTION

The policy of the Trust is to protect the confidentiality of each Feeder Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings.

Information regarding the composition of a Feeder Fund’s portfolio is the property of that Feeder Fund. Neither Grantham, Mayo, Van Otterloo & Co. LLC, the Trust’s investment adviser (“GMO”), nor any Feeder Fund will receive any compensation or other consideration in connection with the disclosure of a Feeder Fund’s portfolio holdings.

II.	PROCEDURES

(a) Disclosure to Permitted Recipients: GMO may disclose a Feeder Fund’s portfolio holdings (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) as determined by GMO. Subject to the GMO Trust Portfolio Holdings Disclosure Policy, GMO may also make portfolio holdings information with respect to the Institutional Funds available to Permitted Recipients by e-mail or by any other means in such scope and form and with such frequency as GMO may reasonably determine.

The Trust, the Institutional Funds and/or GMO may suspend the posting of portfolio holdings of one or more funds, and/or the Trust, the Institutional Funds and/or GMO may modify the disclosure policy, without notice to shareholders. Additionally, the Funds and GMO may cease to provide Portfolio Holdings Information to a recipient if the recipient has or is likely to violate the terms of an applicable confidentiality agreement.

(b) Service Providers to the Trust

The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Feeder Funds in connection with their day-to-day operations and management, including GMO, GMO’s affiliates,

1 Adopted by the Board of Trustees of the GMO Series Trust on December 12, 2011.

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the Feeder Funds’ custodians and auditors, tax agents, the Feeder Funds’ pricing service vendors, brokers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Feeder Fund’s behalf, and persons assisting the Feeder Funds in the voting of proxies.

(c)	Disclosures Required by Law

No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holding Information as may be required by applicable law, rules or regulations.

(d)	Exceptions

GMO’s General Counsel or GMO Trust’s Chief Compliance Officer may authorize exceptions to these procedures.

III.	CONFLICTS

If GMO’s General Counsel or persons designated by General Counsel identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interest of a Feeder Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Feeder Fund, on the other, such individual is required to inform GMO Trusts’ Chief Compliance Officer (Trust’s CCO) of the potential conflict, and the Trust’s CCO has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances, and shall report his or her decision to the Board of Trustees of the Trust (the “Trustees”).

IV.	REPORTING

GMO periodically reports the following information to the Board of Trustees:

•	Determinations made by GMO’s General Counsel, persons designated by General Counsel or the Trust’s CCO, as the case may be, relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties pursuant to Section II.(d);
•	Exceptions to the disclosure policy authorized by GMO’s General Counsel or Chief Compliance Officer pursuant to Section II (d) ; and
•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

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